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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

WORLD HEART CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WORLD HEART CORPORATION
7799 PARDEE LANE
OAKLAND, CALIFORNIA 94621

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 17, 2009

TO THE SHAREHOLDERS OF WORLD HEART CORPORATION:

NOTICE IS HEREBY GIVEN that the Annual and Special Meeting of Shareholders (the "Meeting") of WORLD HEART CORPORATION, a Canadian corporation (the "Company" or "WorldHeart"), will be held on September 17, 2009, at 11:00 a.m. (EDT) at Suite 1400, 40 Elgin Street, Ottawa, Ontario in the Rideau Boardroom for the following purposes:

(1)
to receive and to consider the Company's audited consolidated financial statements for the year ended December 31, 2008, that have been prepared in accordance with generally accepted accounting principles in the United States (U.S. GAAP), together with the report of the independent registered public accounting firm thereon;

(2)
to elect eight directors from the slate of nominees nominated by the Board of Directors to serve until the next annual meeting of the shareholders or until their successors are elected or appointed, unless the office is vacated earlier;

(3)
to appoint Burr, Pilger & Mayer LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2009 and to authorize the Board of Directors to fix their remuneration;

(4)
to approve a special resolution approving a plan of arrangement pursuant to Section 192 of the Canada Business Corporations Act as a result of which, among other matters, the Company's jurisdiction of incorporation would be changed from the federal jurisdiction of Canada to the State of Delaware, by way of a domestication under Section 388 of the Delaware General Corporation Law, and to adopt the certificate of incorporation authorized in the special resolution to be effective as of the date of the reincorporation (domestication);

(5)
to approve a special resolution reducing the stated capital of the common shares of the Company to an aggregate amount of US$1.00;

(6)
to approve the amendment of the Company's 2006 Equity Incentive Plan to increase the aggregate number of common shares authorized for issuance under the plan by 700,000 common shares; and

(7)
to transact such other business (other than any nomination of candidates for, or the election of, directors) as may properly come before the meeting or any adjournment or postponement thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

        The Board of Directors has fixed the close of business on August 10, 2009 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof.

By Order of the Board of Directors

Michael Sumner Estes Chairman

Oakland, California
August 18, 2009

        ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN CANADA OR THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

WORLD HEART CORPORATION
7799 PARDEE LANE
OAKLAND, CALIFORNIA 94621

PROXY STATEMENT
FOR ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 17, 2009

INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

        The enclosed proxy is solicited on behalf of management of World Heart Corporation, a Canadian corporation, referred to here as "WorldHeart," the "Company," "we" or "us," for use at our Annual and Special Meeting of Shareholders to be held on September 17, 2009 at 11:00 a.m. (EDT)(the "Meeting"), or at any adjournment or postponement of the Meeting, for the purposes set forth in this proxy statement and in the accompanying Notice of Meeting. The Meeting will be held at Suite 1400, 40 Elgin Street, Ottawa, Ontario in the Rideau Boardroom. We intend to mail this proxy statement and accompanying proxy card on or about August 19, 2009 to all shareholders entitled to vote at the Meeting.

        All dollar amounts in the enclosed proxy are in United States dollars, except where otherwise indicated. References to "$" are to United States dollars, references to "Cdn$" are to Canadian dollars and references to "€" are to euros. On August 13, 2009, the exchange rate of Canadian dollars in exchange for United States dollars, as reported by the Bank of Canada, was Cdn$1.00 = US$0.91.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on September 17, 2009: This proxy statement and our 2008 Annual Report to Shareholders are available at www.worldheart.com.

SOLICITATION

        We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to shareholders. We will furnish copies of solicitation materials to banks, brokerage houses, fiduciaries and custodians holding in their names common shares beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of common shares for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone or personal solicitation by our directors, officers or other regular employees who will not be paid any additional compensation for these services.

        This proxy statement is being sent to both registered and non-registered owners of common shares of WorldHeart. If you are a non-registered owner, and WorldHeart or its agent has sent these materials directly to you, your name, address and information about your holdings of common shares, have been obtained in accordance with applicable securities regulatory requirements from the intermediary holding common shares on your behalf.

APPOINTMENT OF PROXY HOLDERS AND REVOCATION OF PROXIES

        The persons named in the accompanying form of proxy are directors and/or officers of WorldHeart. A registered shareholder has the right to appoint a person, who need not be a shareholder of WorldHeart, other than the persons designated in the accompanying form of proxy, to attend and act on behalf of the shareholder at the meeting. To exercise this right, a shareholder may either insert such other person's name in the blank space provided in the accompanying form of proxy or complete another appropriate form of proxy.

        To be valid, a proxy must be dated and signed by the shareholder or the shareholder's attorney authorized in writing or, if the shareholder is a corporation, by a duly authorized officer or attorney. The proxy, to be acted upon, must be deposited with WorldHeart, c/o its registrar and transfer agent,

CIBC Mellon Trust Company, Attention: Proxy Department, CIBC Mellon Trust Company, P.O. Box 721, Agincourt, Ontario M1S0A1 or by facsimile at 416-368-2502 by the close of business on the last business day prior to the date on which the Meeting or any adjournment of the Meeting is held, or with the chair of the Meeting on the day of the Meeting or any adjournment of the Meeting.

        A shareholder who has given a proxy may revoke it (a) by depositing an instrument in writing (including another proxy) executed by the shareholder or by the shareholder's attorney authorized in writing, either (i) at the head office of WorldHeart, 7799 Pardee Lane, Oakland, CA 94621 Attention: Chief Financial Officer, at any time up to and including the last business day prior to the day of the Meeting or any adjournment of the Meeting at which the proxy is to be used, or (ii) with the chair of the Meeting on the day of the Meeting at any time before it is exercised on any particular matter, or (b) by attending the Meeting in person and personally voting the shares represented by the proxy prior to the exercise of the proxy, or (c) in any other manner permitted by law. Attendance at the Meeting will not, by itself, revoke a proxy.

VOTING OF PROXIES

        The directors and/or officers whose names are printed on the accompanying form of proxy will, on a show of hands or any ballot that may be called for, vote or withhold from voting the shares in respect of which they are appointed in accordance with the direction of the shareholder appointing them. If no choice is specified by the shareholder, the shares will be voted FOR each of the proposals on the terms disclosed in this proxy statement.

        The enclosed form of proxy confers discretionary authority upon the persons named in the proxy with respect to amendments or variations to matters identified in the Notice of Annual and Special Meeting of Shareholders, and with respect to any other matter which may properly come before the Meeting. As of the date of this proxy statement, management is not aware of any such amendment, variation or other matter proposed or likely to come before the Meeting. However, if any such amendment, variation or other matter properly comes before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote on such other business in accordance with their judgment.

INFORMATION FOR BENEFICIAL SHAREHOLDERS

        The information set forth in this section may be of importance to many shareholders, as a substantial number of shareholders do not hold the common shares of WorldHeart in their own name (referred to here as beneficial shareholders). In some cases, a shareholder's shares may be registered in the name of a third party, such as a broker, securities dealer, trust company, bank or other similar intermediary. Only proxies deposited by shareholders who appear on the records maintained by WorldHeart's registrar and transfer agent as registered holders of common shares of WorldHeart will be recognized and acted upon at the Meeting. If the common shares are listed in an account statement provided to a beneficial shareholder by a broker, the common shares are likely not to be registered in the shareholder's name. The common shares are likely to be registered under the name of the shareholder's broker or an agent of the broker. A significant number of shares are registered under the name of CEDE & Co. (the registration name for the Depository Trust Company which acts as nominee for many United States brokerage firms) or CDS & Co. (the registration name for The Canadian Depositary for Securities, which acts as nominee for many Canadian brokerage firms). Common shares held by brokers (or their agents or nominees) on behalf of the broker's client can only be voted (for or against resolutions) at the direction of the beneficial holder except for "routine matters" such as the election of directors in uncontested elections and appointment of the independent registered public accounting firm.

        Existing regulatory policy requires brokers and intermediaries to seek voting instructions from beneficial shareholders in advance of shareholders meetings. The various brokers and other intermediaries have their own mailing procedures and provide their own return instructions to clients, which should be carefully followed by beneficial shareholders in order to ensure that their common shares are voted at the Meeting. The voting instruction form supplied to a beneficial shareholder by its broker (or the agent of the broker) is substantially similar to the form of proxy provided directly to the registered shareholders of WorldHeart. However, its purpose is limited to instructing the registered shareholder (i.e. the broker or agent of the broker) how to vote on behalf of the beneficial shareholder. A significant number of brokers now delegate the responsibility for obtaining instructions from clients to Broadridge Investor Communications Corporation in Canada and the United States. Broadridge typically prepares a machine-readable voting instruction form, mails those forms to beneficial shareholders and asks beneficial shareholders to return the forms to Broadridge, or otherwise communicate voting instructions to Broadridge (by way of the Internet or telephone, for example). The voting instruction form will name the same persons as the proxy to represent the beneficial shareholder at the Meeting. A beneficial shareholder has the right to appoint a person, including the beneficial shareholder, other than the persons designated in the voting instruction form, to represent the beneficial shareholder at the Meeting. To exercise this right, the beneficial shareholder should insert the name of the desired representative in the blank space provided in the voting instruction form. Broadridge then tabulates the results of all instructions received and provides appropriate instruction respecting the voting of the common shares to be represented at the Meeting. A beneficial shareholder who receives a Broadridge voting instruction form cannot use the form to vote the common shares directly at the Meeting. The voting instruction forms must be returned to Broadridge (or instructions respecting the voting of the common shares must otherwise be communicated to Broadridge) in advance of the Meeting in order to have the common shares voted. If you have any questions respecting the voting of the common shares held through a broker or intermediary, please contact the broker or intermediary for assistance.

VOTING RIGHTS AND OUTSTANDING SHARES

        Only holders of record of common shares at the close of business on August 10, 2009 will be entitled to notice of and to vote at the Meeting. At the close of business on August 10, 2009, we had outstanding and entitled to vote 13,253,964 common shares. Each holder of record of common shares on that date will be entitled to one vote for each share held on all matters to be voted upon at the Meeting.

        A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if shareholders holding not less than 33 1/3% of the shares entitled to vote at the Meeting are present in person or represented by proxy. Voting at the Meeting will be by show of hands, except where a ballot is requested by a shareholder or proxyholder entitled to vote at the Meeting or the chair of the Meeting believes that the number of votes against a resolution is greater than 5% of all votes to be cast at the Meeting in respect of the resolution. A shareholder or proxyholder may request a ballot either before or after any vote by show of hands. All votes will be tabulated by the inspector of election or scrutineer appointed for the Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. In determining whether the requisite vote has been achieved to approve any proposal put before shareholders at the Meeting, only votes that have been cast FOR or AGAINST the proposal will be counted. Thus, if approval of a proposal requires a majority of the votes cast at the Meeting, the proposal will be approved if the number of votes FOR is greater than the number of votes AGAINST. If approval is required from a certain percentage of the votes cast at the Meeting, the proposal will be approved if the votes FOR as a percentage of the total sum of the votes FOR and AGAINST meets or exceeds the required percentage.

        Abstentions and broker non-votes will be counted towards a quorum but are not counted for purposes of determining the vote total for any proposal. Broker non-votes occur when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner. Brokerage firms have the authority to vote clients' shares on "routine" matters. When a brokerage firm votes its clients' unvoted shares on routine matters, these shares are counted to determine if a quorum exists to conduct business at the Meeting. A brokerage firm cannot vote clients' unvoted shares on non-routine matters, which results in a broker non-vote. WorldHeart's proposals regarding the reincorporation, the reduction of stated capital and the 2006 Equity Incentive Plan amendment are not considered routine matters.

SHAREHOLDER PROPOSALS

        WorldHeart currently anticipates that it will hold its 2010 annual meeting of shareholders in June 2010. Pursuant to Rule 14a-8 of the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the Canada Business Corporations Act ("CBCA"), we must receive shareholder proposals for inclusion in WorldHeart's proxy statement and form of proxy for our 2010 annual meeting of shareholders a reasonable amount of time before we begin to print and mail our proxy materials. Except as we may otherwise disclose in a filing with the SEC, any proposal received on or prior to February 15, 2010 will have been timely made. If you wish to submit proposals or director nominations that are to be included in the proxy statement and proxy, you must deliver written notice to our Chief Financial Officer at World Heart Corporation, 7799 Pardee Lane, Oakland, California, USA 94621 on or prior to February 15, 2010.

CONSIDERATION OF WORLDHEART AUDITED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2008

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

        Our U.S. GAAP audited consolidated financial statements for the year ended December 31, 2008, including the report of the independent registered public accounting firm, are included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 filed with the SEC on March 30, 2009 and mailed to shareholders with the materials for this Meeting. The audited consolidated financial statements will be placed before the shareholders at the Meeting for the purposes of discussion or comment by the shareholders; however, the audited consolidated financial statements are not required to be approved by a resolution of the shareholders.

PROPOSAL 1

ELECTION OF DIRECTORS

        Our articles provide for a Board of Directors of not less than one and not more than ten directors to be elected annually. The number of directors is currently fixed at eight. Each of the nominees for election is currently a director of ours who was previously elected by the shareholders, except for Mr. Martin who was appointed as a director in February 2009 when he became our President and Chief Executive Officer.

        In June 2008, the Company completed a recapitalization and financing pursuant to the terms of the Recapitalization Agreement dated June 20, 2008, as amended July 31, 2008 (the Recapitalization Agreement), among WorldHeart, WorldHeart's wholly owned subsidiary World Heart Inc., ABIOMED, Inc. (Abiomed), Venrock Partners V, L.P., Venrock Associates V, L.P. and Venrock Entrepreneurs Fund V, L.P. (collectively, Venrock), Special Situations Fund III QP, L.P., Special Situations Cayman Fund, L.P., Special Situations Private Equity Fund, L.P., Special Situations Life Sciences Fund, L.P. and Austin W. Marxe (collectively, Special Situations Funds) and New Leaf Ventures II, L.P. (New Leaf). The Recapitalization Agreement provides that each of Abiomed, Venrock, Special Situations Funds and New Leaf has the right to designate one person for nomination by management for election to the Board of Directors of WorldHeart, so long as each remains the beneficial owner of at least 5% of the outstanding common shares of WorldHeart. Subject to the terms of the Recapitalization Agreement, Abiomed also has the right to appoint an observer to attend meetings of the Board of Directors at any time it does not have a designee on the Board of Directors. If Abiomed has not nominated a director on or prior to the second anniversary of the closing, the rights of Abiomed to nominate a director or to appoint an observer will terminate. All of Abiomed's rights with respect to the Board of Directors of WorldHeart will terminate on July 31, 2013, being the fifth anniversary of the closing of the transactions contemplated by the Recapitalization Agreement. As set forth below each of Abiomed, Venrock, Special Situations Funds and New Leaf have designated a person for nomination for election to the Board of Directors.

        Set forth below is the name, age and biographical information for each person serving as and nominated by the Board of Directors, as recommended by the Corporate Governance and Nominating Committee, as a director, including the designees of each of Abiomed, Venrock, Special Situations Funds and New Leaf elected by our shareholders at the Special Meeting of Shareholders held on October 9, 2008. Each such person has agreed to serve if elected, and the Corporate Governance and Nominating Committee and management have no reason to believe that any nominee will be unable to serve. Each elected director will hold office until the next annual meeting of shareholders and until his or her successor is elected and has qualified, or until such director's earlier death, resignation or removal.

        Jeani Delagardelle (53) has served as our director since October 2008 and is a Managing Director of New Leaf Venture Partners, a firm which was established by the former health care principals of the Sprout Group. She primarily concentrates on medical device efforts. Ms. Delagardelle currently sits on the Board of Directors of several private companies. Ms. Delagardelle joined Sprout Group in August 2000 and became the General Partner in July 2001. Previously, she was a General Partner at Weiss, Peck & Greer Venture Partners where she focused on healthcare/technology investments. Before joining Weiss, Peck & Greer Venture Partners, Ms. Delagardelle spent 15 years in senior marketing, sales, business development and general manager positions in the healthcare industry. She was Vice President of Global Marketing for Target Therapeutics (acquired by Boston Scientific) and spent nine years with the Medi-tech division of Boston Scientific in several senior management roles. In addition, Ms. Delagardelle served as Director of Business Operations for Roche Laboratories and Director of Global Marketing for Cell Pro, Inc. Ms. Delagardelle is New Leaf's designee for nomination to the Board of Directors of WorldHeart.

        Michael Sumner Estes, Ph.D. (66) has served as our director since April 2007 and currently serves as Chair of the Board of Directors. Since 2006, Dr. Estes has been chairman of the Board of Directors of Medical Entrepreneurs II, Inc., a company that develops and manufactures replacement heart valves. From 2001 until 2005, Dr. Estes worked as an independent consultant to Corazon, Inc., a company formed to develop new technology for the less invasive treatment of heart disease caused by calcium deposits. From 1996 to 1999, Dr. Estes was the President and Chief Executive Officer of Orquest, Inc., a company involved in bone replacement technology. From 1979 to 1995, Dr. Estes held executive positions with American Hospital Supply Corporation and Baxter Healthcare Corporation, including responsibility for the worldwide Cardiovascular Group at Baxter HealthCare. Dr. Estes is currently chair of the Board of Directors of nContact Surgical, Inc., a private cardiovascular company.

        William C. Garriock (70) has served as our director since December 2003. Since 2003, Mr. Garriock has been a professional company director. From 2000 to 2003, he was the Chairman of MDS SCIEX, the analytical instrument division of MDS Inc, a health and life sciences company. He was also the President of MDS SCIEX from 1994 to 1999. Mr. Garriock was the Executive-at-Large for MDS Inc. from 2000 to 2003. From 1993 to 1994, he was Vice President and Managing Partner (Pharmaceuticals) of MDS Health Ventures Inc. For the previous 18 years, he was the President and CEO of Miles Canada Inc. (now Bayer Canada Inc.), a pharmaceutical, diagnostics and consumer products company. Mr. Garriock is chair of the Board of Directors of Cipher Pharmaceuticals Inc., a

pharmaceutical development company listed on the TSX. Mr. Garriock received his B.Comm. from the University of British Columbia and an MBA from the Kellogg School of Business of Northwestern University.

        Gary W. Goertz (56) has served as our director since June 2007. Since early 2003, Mr. Goertz has been a professional company director. From September 1999 to February 2003, Mr. Goertz served as Executive Vice President, Finance and Chief Financial Officer of MDS Inc. Prior to February 1999, Mr. Goertz was Chief Financial Officer at BCT Telus Communications Inc. Mr. Goertz was a Chartered Accountant for over 30 years.

        Anders D. Hove, M.D. (42) has served as our director since October 2008 and is a general partner of Venrock Associates, a venture capital firm, which he joined in January 2004. From 1996 to 2004, Dr. Hove was a fund manager at BB Biotech Fund, an investment firm. From 2002 to 2003, he also served as the chief executive officer of Bellevue Asset Management, the asset manager of BB Biotech and BB Medtech. Dr. Hove serves on the board of directors of a number of privately held companies. He received an M.D. from the University of Copenhagen, a M.Sc. from the Technical University of Denmark and an MBA from INSEAD. Dr. Hove is Venrock's designee for nomination to the Board of Directors of WorldHeart.

        John Alexander Martin (55) has served as our President, Chief Executive Office and Director since February 5, 2009. Prior to joining us, Mr. Martin was President of the North American Region and Corporate Vice President of Edwards LifeSciences since 2004. Prior to 2004, he was with Cordis Corporation, a Johnson and Johnson company where he served as Senior Vice President of International and earlier as Vice President of Sales and Marketing. Mr. Martin earned a bachelor's degree from the University of Kentucky at Lexington.

        Austin W. Marxe (69) has served as our director since October 2008, and has served as the President and is a shareholder of AWM Investment Company Inc. ("AWM"). AWM, a Delaware corporation, is a registered Investment Adviser as defined in the Investment Advisory Act of 1940. Mr. Marxe continues to play an integral part in the management of each of Special Situations Fund III, L.P. ("SSF3"), Special Situations Fund III QP, L.P., Special Situations Cayman Fund, L.P., Special Situations Technology Fund, L.P., Special Situations Technology Fund II, L.P., Special Situations Private Equity Fund, L.P. and Special Situations Life Sciences Fund, L.P. (formed in 2005). SSF3 is a registered Investment Company as defined in the Investment Company Act of 1940. Mr. Marxe is a member of each of the general partners of the above Funds and is also a limited partner of MGP and serves as an Individual General Partner of SSF3. Mr. Marxe is Special Situations Funds' designee for nomination to the Board of Directors of WorldHeart.

        Michael R. Minogue (42) has served as our director since October 2008, and has been the Chief Executive Officer, President and a Director of Abiomed since April 2004. In June 2005, he was also appointed Chair of the Abiomed Board of Directors. Prior to Abiomed, Mr. Minogue had a 12-year career at GE Medical Systems. Most recently, Mr. Minogue was Vice President and General Manager of American Sales and Marketing for GE Medical Systems Information Technology. From 1998 to 2003, Mr. Minogue held various positions at GE including General Manager for Global Positron Emission Technology Business, General Manager, Americas Cardiology & IT Sales and General Manager, Global Installed Base. Prior to joining GE, Mr. Minogue served on active duty for four years as an infantry officer in the U.S. Army and received multiple awards. Mr. Minogue received his Bachelor's degree in Engineering Management from the United States Military Academy at West Point and his MBA from the University of Chicago. Mr. Minogue currently serves on the board of directors of AdvaMed, the Advanced Medical Technology Association. Mr. Minogue is Abiomed's designee for nomination to the Board of Directors of WorldHeart.

        Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the eight nominees listed above. The eight nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to vote shall be elected directors. Abstentions and broker non-votes will be counted towards a quorum, but are not counted towards the vote total for this proposal. We do not anticipate that any of the nominees for election as directors will be unable to serve as a director, but if that should occur for any reason prior to the Meeting, the persons named in the enclosed form of proxy reserve the right to vote for another nominee at their discretion.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF EACH NAMED NOMINEE IN PROPOSAL 1

CORPORATE GOVERNANCE

        During the fiscal year ended December 31, 2008, our Board of Directors held 14 meetings and acted by unanimous written consent five times.

        During the fiscal year ended December 31, 2008, all directors except for Mr. Minogue attended at least 75% of the total meetings of our Board of Directors and committees on which each director served and which were held during the period the director was a director or committee member.

        The Board of Directors has a Compensation Committee, an Audit Committee and a Corporate Governance and Nominating Committee. The Board of Directors also constituted an ad hoc Special Committee to review potential financing and strategic alliance transactions and an ad hoc Special Committee (Options) to review option grants. In May 2009, the Board of Directors determined to dissolve the Strategic Planning Committee as the Board of Directors as a whole is undertaking strategic planning for WorldHeart.

  Audit Committee

        The Audit Committee assists the Board of Directors in its oversight of the quality and integrity of our accounting, auditing and reporting practices. The Audit Committee's role includes overseeing our internal accounting and auditing processes and communicating with management about our business, financial risk and compliance with legal, ethical and regulatory requirements. The Audit Committee is responsible for reviewing all of our financial filings and related disclosures, including financial press releases. The Audit Committee is also responsible for the appointment, compensation, retention, and oversight of the independent registered public accounting firm we engage to prepare and issue audit reports on our financial statements and also approves all non-audit expenditures for services performed by our independent registered public accounting firm. The Audit Committee relies on the expertise and knowledge of management and the independent registered public accounting firm in carrying out its oversight responsibilities.

        The Audit Committee is composed of Mr. Goertz (Chair), Mr. Garriock and Dr. Estes (who replaced Mr. Majteles in May 2008 when Mr. Majteles resigned from the Board of Directors). The Audit Committee was established by the Board of Directors in accordance with Section 3(a)(58)(A) of the Exchange Act. All members of the Audit Committee are independent as determined by the Board of Directors in accordance with the NASDAQ Stock Market ("NASDAQ") corporate governance rules applicable to audit committee membership and United States and Canadian securities regulations. The Audit Committee met seven times during the year ended December 31, 2008.

        The Board of Directors has determined that each member of the Audit Committee has sufficient knowledge in financial and auditing matters to serve on the Audit Committee and that Mr. Goertz is an "audit committee financial expert" as currently defined by the rules of the SEC regulating these disclosures. The specific responsibilities and functions of the Audit Committee are described in the

Amended and Restated Audit Committee Charter, a copy of which is attached as Appendix H to this proxy statement.

  Compensation Committee

        The Compensation Committee has the following scope of authority and responsibilities. First, to review, approve and recommend to the Board of Directors the annual goals, objectives and compensation of the President and Chief Executive Officer and to evaluate performance against those goals and objectives. Second, to oversee the performance evaluation of our other executive officers and approve and recommend their compensation. Third, to oversee the administration of our equity-based compensation and approve grants of equity compensation under our equity incentive plan. Fourth, to review, modify (as needed) and approve our overall compensation strategy and policies. When reviewing our overall compensation strategy and policies, the Compensation Committee reviews performance goals and objectives relating to compensation, reviews and advises the Board of Directors concerning regional and industry-wide compensation practices and trends to assess the adequacy and competitiveness of our executive compensation programs among comparable companies in our industry, and reviews the terms of any employment agreement, severance agreement and change of control protections for our executive officers.

        The Compensation Committee has the ability to delegate its authority to administer our equity compensation plan as it determines is appropriate, and Mr. Martin, as President and Chief Executive Officer, has the authority between meetings of the Compensation Committee to grant equity incentives to newly hired non-executive employees in accordance with guidelines established by the Compensation Committee and to report such grants to the Compensation Committee.

        In 2007 and January 2008, our Board of Directors retained Cypress Ridge Solutions & Insurance Services, Inc., a compensation consulting firm, to assist the Compensation Committee in an analysis and review of our overall compensation strategy and policies, and to provide recommendations, in respect of our management executive compensation programs and practices including management short term and long term incentive awards. In addition, the consultant was requested to provide background and analysis on best practices of comparable companies and industry trends, a review of the current business environment, a review of our near and longer term business strategies and a review of good corporate governance practices for us. The consultant met with our human resources team and our President and Chief Executive Officer to obtain background and information as to our operations, personnel and objectives. The consultant was requested to make recommendations to the Compensation Committee on achieving a competitive executive compensation program. The consultant met with the Compensation Committee reviewed the background analytical information and made various recommendations.

        From January 2008 until May 2008, the Compensation Committee was composed of Mr. Majteles (Chair), Dr. Estes and Mr. Garriock. Mr. Majteles resigned from the Board of Directors in May 2008 and was replaced by Mr. Goertz on the Compensation Committee. At that time, Dr. Estes was appointed Chair of the Compensation Committee. Since November 2008, the Compensation Committee has been composed of Ms. Delagardelle (Chair), Dr. Hove, Mr. Minogue and Dr. Estes. All members of the Compensation Committee are independent as determined by the Board of Directors in accordance with the NASDAQ Stock Market corporate governance rules and Canadian securities regulation. The Compensation Committee met once during the year ended December 31, 2008. The Board of Directors has adopted a written Compensation Committee Charter, a copy of which was filed with our proxy statement for the 2007 Meeting.

        Our Chief Executive Officer and the Chief Financial Officer may attend any meeting of the Compensation Committee unless the Compensation Committee determines that there are portions of the meetings where their presence would be inappropriate. With respect to other executive officers, the Compensation Committee considers recommendations from the Chief Executive Officer regarding total compensation for executive officers. Those recommendations include salary increases or target incentive award opportunities, based on the evaluation of their performance, job responsibilities, and leadership roles within the Company. While the Compensation Committee considers these recommendations for the Chief Executive Officer's direct reports, the Compensation Committee does not delegate authority for compensation decisions relating to the Chief Executive Officer and the other executive officers which are determined by the Compensation Committee and the full Board of Directors.

  Corporate Governance and Nominating Committee

        The Corporate Governance and Nominating Committee has three principal responsibilities. First, to recommend candidates for nomination for election to the Board of Directors and to recommend candidates to fill other vacancies that may occur. Second, to review the composition of the committees of the Board of Directors. And third, to monitor compliance with and recommend changes to our compliance with corporate governance regulatory requirements. This third responsibility includes monitoring issues of significance to WorldHeart and our shareholders. From January 2008 until May 2008, the Corporate Governance and Nominating Committee was composed of Mr. Majteles (Chair), Dr. Estes and Mr. Garriock. In May 2008, Mr. Majteles resigned from the Board of Directors and Mr. Goertz replaced Mr. Majteles on the Corporate Governance and Nominating Committee. Dr. Estes was appointed Chair of the Corporate Governance and Nominating Committee. Since November 2008, the Corporate Governance and Nominating Committee has been composed of Mr. Garriock (Chair), Dr. Hove and Mr. Goertz. All members of the Corporate Governance and Nominating Committee are independent as determined by the Board of Directors in accordance with the NASDAQ Stock Market corporate governance rules and Canadian securities regulation. The Corporate Governance and Nominating Committee met two times during the year ended December 31, 2008. The Board of Directors has adopted a written Corporate Governance and Nominating Committee Charter, a copy of which is attached as Appendix I to this proxy statement.

        Although no established specific minimum qualifications for director nominees have been adopted, the Corporate Governance and Nominating Committee reviews the backgrounds and qualifications of directors and potential nominees. The Corporate Governance and Nominating Committee annually reviews the nominees for the Board. This review considers the nominees in relation to the current composition of the Board and also considers our current circumstances. The Corporate Governance and Nominating Committee also considers director candidates who are recommended by our shareholders. Any shareholder may recommend a candidate for director by contacting the Corporate Governance and Nominating Committee at the address provided under the heading "Communication with the Board of Directors" below. This process, however, is separate and distinct from the SEC and CBCA requirements that must be met by a shareholder in order to have a shareholder proposal included in our proxy statement. To date, the Corporate Governance and Nominating Committee has not received any recommendations from shareholders requesting consideration of a candidate for inclusion among the slate of nominees in our proxy statement.

  Strategic Planning Committee

        In May 2009, the Strategic Planning Committee was dissolved. The Strategic Planning Committee's overall responsibility was to assist the Board of Directors in its long range financial and strategic planning efforts. The Strategic Planning Committee had three primary responsibilities. First, to conduct our strategic decision making. Second, to focus our financial resources on initiatives with the greatest opportunity for technical, commercial and financial success. The Strategic Planning Committee based these decisions on its evaluation of markets and the factors required to succeed in those markets. Lastly, it was the responsibility of the Strategic Planning Committee to identify the resources required to ensure the success of our strategic plan. All members of the Board of Directors were members of the Strategic Planning Committee and the Board of Directors determined that the strategic planning responsibilities would be continued by the Board of Directors as a whole. The Strategic Planning

Committee did not meet separately during 2008; however, the issues normally addressed by the Strategic Planning Committee were addressed by the full Board of Directors. The specific responsibilities and functions of the Strategic Planning Committee were further described in our Strategic Planning Committee Charter.

  Ad Hoc Special Committees

        The ad hoc Special Committee was constituted in October 2007 to review potential financing and strategic alliance proposals and make recommendations in respect of such proposals to the Board of Directors. In 2008, the Special Committee was composed of Mr. Goertz (Chair), Dr. Estes and Mr. Garriock. The Special Committee met nine times in 2008.

        On July 28, 2008, another ad hoc Special Committee (Options) was constituted to review our option granting practices for the last several years and to make recommendations to the Board of Directors with respect to any concerns, changes in practices and related issues. This Special Committee (Options) was constituted in response to an inquiry and request by the Ontario Securities Commission (OSC) for information and for the Company to perform an internal review with respect to the Company's option granting practices from January 1, 2001 to June 30, 2008. The Special Committee (Options) completed its review in November 2008 and made recommendations to the Board of Directors. In response to the OSC inquiry, we submitted the finding of the review and recommendations of the Special Committee (Options) to the OSC. The Special Committee (Options) is composed of Mr. Goertz (Chair), Dr. Estes and Mr. Garriock and met four times in 2008.

  Board of Directors

        Our independent directors have the opportunity to meet in an executive session following each regularly scheduled meeting of the Board of Directors. A total of five such executive sessions of the Board of Directors were held in 2008. The members of our Board of Directors are encouraged, but are not required, to attend the Meeting of Shareholders. William C. Garriock attended our 2008 Meeting and Jal A. Jassawalla participated by conference telephone.

        The Board of Directors adopted a written mandate in 2007 which provides for the oversight of the overall effectiveness of the Board of Directors and oversight of the committees of the Board of Directors and management of WorldHeart and provides general oversight. The Board of Directors also considers the recommendations of the various committees before approval.

INDEPENDENCE OF THE BOARD OF DIRECTORS

        As required under the NASDAQ listing standards, a majority of the members of a listed company's Board of Directors must qualify as "independent," as affirmatively determined by the Board of Directors. The Board of Directors consults with the Company's counsel to ensure that the Board of Directors' determinations are consistent with relevant securities and other laws and regulations regarding the definition of "independent," including those set forth in pertinent listing standards of the NASDAQ, as in effect from time to time.

        Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, the Board of Directors has affirmatively determined that the following seven directors are independent directors within the meaning of the applicable NASDAQ listing standards: Ms. Delagardelle, Dr. Estes, Mr. Garriock, Mr. Goertz, Dr. Hove, Mr. Marxe and Mr. Minogue. In making this determination, the Board of Directors found that none of the directors or nominees for director had a material or other disqualifying relationship with the Company. Mr. Martin, the Company's President and Chief Executive Officer, is not an independent director by virtue of his employment with the Company. Mr. Jassawalla, who served as a director until his resignation in

February 2009, was also not an independent director by virtue of his employment with the Company. In determining the independence of Ms. Delagardelle, Dr. Hove, Mr. Marxe and Mr. Minogue, the Board of Directors took into account the Recapitalization Agreement described below under the heading "Certain Relationships and Related Transactions, and Director Independence". The Board of Directors did not believe that the transactions and relationships described therein would interfere with these directors' exercise of independent judgment in carrying out their responsibilities as a director.

POSITION DESCRIPTIONS

        The Board of Directors adopted a written mandate in 2007 which provides for the oversight of the overall effectiveness of the Board of Directors and oversight of the committees of the Board of Directors and management of WorldHeart and provides general oversight. The Board of Directors also considers the recommendations of the various committees before approval.

        The Board of Directors has adopted a written position description for the Chair of the Board of Directors and the Chair of each committee. The Chair of each committee is responsible for reporting on the activities of the committee to the full Board of Directors on a periodic basis.

        The Board of Directors has developed a written position description for the Chief Executive Officer. The Board of Directors and the Chief Executive Officer develop, on an annual basis, detailed corporate objectives and parameters within which the Chief Executive Officer operates our business. The Board of Directors is also responsible for annually evaluating the Chief Executive Officer against these objectives.

ASSESSMENTS

        The Corporate Governance and Nominating Committee reviews on an annual basis the effectiveness and contribution of the Board of Directors, the committees of the Board of Directors and individual directors. The Chair reports to the full Board of Directors on the findings. Any agreed upon improvements are implemented as applicable.

ORIENTATION AND CONTINUING EDUCATION

        The Board of Directors has developed a manual for new directors which provides a comprehensive reference source about WorldHeart, the Board of Directors and its committees. Arrangements are made for specific briefing sessions from appropriate senior personnel to help new directors better understand our business environment, strategies and operations. Directors are given periodic reviews and more detailed presentations on particular strategies and presentations by our senior management. Directors are encouraged to enroll in professional development courses.

ETHICAL BUSINESS CONDUCT

        The Board of Directors has adopted a written Code of Ethics for our directors, officers, employees and consultants. A copy of the Code of Ethics has been previously filed with the SEC and with the Canadian securities authorities as an exhibit to the Company's Annual Report of Form 10-KSB for the year ended December 31, 2004 and is available on our website at www.worldheart.com or upon written request to World Heart Corporation, 7799 Pardee Lane, Oakland, California 94621 Attention: Chief Financial Officer. Each employee and officer must confirm in writing that they have read and understood the Code of Ethics. We have implemented a complaint procedure which allows employees to report any conduct that is not compliant with the Code of Ethics on an anonymous and/or confidential basis.

        We intend to disclose any amendments to, or waivers from, our Code of Ethics that are required to be publicly disclosed pursuant to rules of the SEC, NASDAQ and the Canadian securities regulations by filing such amendment or waiver with the SEC and Canadian securities regulators. We have not filed any material change report during the financial year ended December 31, 2008 that pertains to any conduct of a director or executive officer that constitutes a departure from the Code of Ethics. No waivers from the Code of Ethics have been sought or granted.

        In the event any transactions or agreements occur in respect of which a director has a material interest, the director will recuse himself from voting on the matter and remove himself from the meeting while the transaction at issue is being considered by the Board of Directors.

        The Board of Directors sets the tone for ethical conduct throughout WorldHeart by considering and discussing ethical considerations when reviewing corporate transactions and our activities. The Corporate Governance and Nominating Committee, which is comprised of entirely independent directors, oversees our Code of Ethics and compliance with various regulatory requirements.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

        Shareholders may contact an individual director, the Board of Directors as a group or a specific committee of the Board of Directors, including the non-management directors as a group, by the following means: by mail to Investor Relations, World Heart Corporation, 7799 Pardee Lane, Oakland, California 94621; or by email to investors@worldheart.com. You must include your name and address and indicate whether you are a shareholder of WorldHeart. We will initially compile all communications and summarize all lengthy, repetitive or duplicative communications before forwarding them to the addressee. We will not forward non-substantive communications, communications that pertain to personal grievances or communications that we determine to be primarily commercial in nature or related to an improper or irrelevant topic, or that requests general information about WorldHeart, but instead will forward them to the appropriate department within WorldHeart for resolution. In this case, the Corporate Secretary will retain a copy of such communication for review by any director upon his request.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our directors and executive officers, and people who own more than ten percent of our stock, to file reports of ownership and reports of changes in ownership with the SEC. All of these people are required by SEC regulation to provide us with a copy of all Section 16(a) reports they file.

        To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2008, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS(1)

(1)
This Section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before of after the date hereof and irrespective of any general incorporation language in any such filing.

        The following is the report of the Audit Committee of the Board of Directors dated July 24, 2009 with respect to WorldHeart audited consolidated financial statements for the fiscal year ended December 31, 2008, which include the consolidated balance sheets as of December 31, 2007 and 2008, and the related consolidated statements of operations, shareholders' equity and cash flows for each of the two years and the related notes.

        The Audit Committee reviews our consolidated financial statements, corporate accounting and financial reporting process and internal controls on behalf of the Board of Directors. All of the members of the Audit Committee are independent under the current requirements of the NASDAQ Stock Market, and in accordance with SEC rules and regulations and Canadian securities regulatory requirements. As of the date of this report, Mr. Goertz qualified as an "audit committee financial expert" within the meaning of that term as defined by the SEC pursuant to Section 407 of the Sarbanes-Oxley Act of 2002. The Audit Committee has a written charter describing its functions which was amended and restated and approved by the Board of Directors in December 2003, a copy of which is attached to this proxy statement as Appendix H.

        Our management is primarily responsible for preparing our financial statements and for the overall reporting process, including our systems of internal control over financial reporting. In fulfilling its oversight responsibilities with respect to our corporate accounting and financial reporting process, the Audit Committee regularly reviews and discusses the financial statements with management, including the discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. Management represented to the Audit Committee that our audited consolidated financial statements for the fiscal year ended December 31, 2008 were prepared in accordance with generally accepted accounting principles of the United States, and the Audit Committee has reviewed and discussed the audited consolidated financial statements with management.

        The Audit Committee also meets regularly with our independent registered public accounting firm who have unrestricted access to the Audit Committee. The Audit Committee is directly responsible for the compensation, appointment, retention and oversight of our independent registered public accounting firm. The independent registered public accounting firm reports directly to the Audit Committee. The Audit Committee discussed with the independent registered public accounting firm the overall scope and plans for their audit, and the Audit Committee met with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations and the overall quality of our financial reporting.

        The Audit Committee reviewed and discussed with Burr, Pilger & Mayer LLP, our independent registered public accounting firm for the fiscal years ended December 31, 2008 and 2007, who were responsible for auditing the financial statements and expressing an opinion on the conformity of the audited financial statements with generally accepted accounting principles of both the United States and Canada, their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee by the Statement on Auditing Standards No. 114, The Auditor's Communication with Those Charged with Governance, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee received the written disclosures and the letter from Burr, Pilger & Mayer LLP required by Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, discussed with the independent accountants the independent accountants' independence, and considered the compatibility of any non-audit services with the independence of Burr, Pilger & Mayer LLP.

        Based on the considerations above, the Audit Committee recommended to the Board of Directors and the Board of Directors has approved, the inclusion of the U.S. GAAP audited consolidated financial statements in the Annual Report on Form 10-K for the fiscal year ended December 31, 2008 filed with the SEC in March 2009.

AUDIT COMMITTEE
Gary Goertz, Chair
William Garriock
Michael Estes

 PROPOSAL 2

APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee of the Board of Directors has selected Burr, Pilger & Mayer LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009 and has further directed that management submit the selection of independent registered public accounting firm for approval by the shareholders at the Meeting. Burr, Pilger & Mayer LLP has not audited our financial statements prior to 2007. Representatives of Burr, Pilger & Mayer LLP are expected to be present by telephone at the Meeting where they will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

        The remuneration of the independent registered public accounting firm would have to be fixed by the shareholders if the shareholders do not authorize the directors to fix the remuneration of such independent registered public accounting firm. The independent registered public accounting firm's remuneration is determined by the Audit Committee and is fixed by the Board of Directors after reviewing the independent registered public accounting firm's letter of engagement with respect to the services to be offered by the independent registered public accounting firm. Periodically management also looks at the audit fees reported by comparable companies in their public filings to determine costs in the competitive market place.

        The affirmative vote of the holders of a majority of the shares present in person or represented by proxy will be required to approve the appointment of Burr, Pilger & Mayer LLP. Abstentions and broker non-votes will be counted towards a quorum but are not counted towards the vote total for this proposal.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 2

        The following table sets forth the fees billed to us for audit work and other services performed by Burr, Pilger & Mayer LLP for the years ended December 31, 2008 and December 31, 2007, excluding taxes and out-of-pocket expenses.

	Year Ended December 31,
	2008	2007
Audit Services	$165,000	$182,000
Audit-Related Services	—	14,000
Tax Services	33,000	16,500
Other Services	5,000	3,000

Total	$203,000	$215,500

AUDIT FEES

        During the fiscal years ended December 31, 2008 and December 31, 2007, the aggregate fees billed by Burr, Pilger & Mayer LLP for the professional services rendered for audit of our financial statements and for the reviews of the financial statements included in our Forms 10-Q or services that are normally provided by Burr, Pilger & Mayer LLP in connection with statutory and regulatory filings or engagements for such fiscal year were approximately $165,000 and $182,000, respectively.

AUDIT-RELATED FEES

        There were no audit-related fees billed by Burr, Pilger & Mayer LLP for fiscal year ended December 31, 2008.

        During fiscal year ended December 31, 2007, the aggregate fees billed by Burr, Pilger & Mayer LLP for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and not otherwise reported above under "Audit Fees" were approximately $14,000. These services were related to an audit of our 401(k) plan.

TAX FEES

        During fiscal years ended December 31, 2008 and December 31, 2007, the aggregate fees billed by Burr, Pilger & Mayer LLP were approximately $33,000 and $16,5000, respectively, for tax compliance, tax advice and tax planning. These services included assistance with tax return preparation and review, federal, state and international tax compliance, strategic tax planning services and services with our international subsidiary.

ALL OTHER FEES

        During fiscal years ended December 31, 2008 and December 31, 2007, the aggregate fees billed by Burr, Pilger & Mayer LLP for products and professional services other than those described above were approximately $5,000 and $3,000, respectively. These services were related to assisting the Company with inquiries from the Ontario Securities Commission in 2008 and Sarbanes-Oxley 404 consulting work in 2007.

PRE-APPROVAL POLICIES AND PROCEDURES

        Under its charter adopted by the Board of Directors on December 16, 2003, the Audit Committee has the authority and responsibility to review and approve in advance all auditing services of the independent registered public accounting firm, including related fees and terms, and all non-audit service mandates, including related fees and terms, to the extent permitted by applicable laws, regulations and policies. The Audit Committee may delegate to one or more members of the Audit Committee the authority to pre-approve non-audit services to be provided by the independent registered public accounting firm provided that any such approvals made by the designated individuals will be reported to the full Audit Committee at its next scheduled meeting. All of the services described above were pre-approved by the Audit Committee.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM'S INDEPENDENCE

        The Audit Committee has determined that the rendering of all the aforementioned services by Burr, Pilger & Mayer LLP were compatible with maintaining the independent registered public accounting firm's independence.

CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        On May 9, 2007, PricewaterhouseCoopers LLP finalized its notification to us that it would not stand for re-election as our independent auditors. PricewaterhouseCoopers LLP had been our auditors since our inception, and we were primarily serviced from PricewaterhouseCoopers LLP's offices in Ottawa, Canada, the original location of our head office. However, with the move of our head office to California, PricewaterhouseCoopers LLP and WorldHeart found it increasingly challenging for PricewaterhouseCoopers LLP to efficiently serve WorldHeart. The decision to change accounting firms was approved by the Audit Committee of our Board of Directors and the change in auditors became effective on May 14, 2007 after the filing of our Form 10-QSB for the first fiscal quarter 2007.

        PricewaterhouseCoopers LLP's report on our financial statement for the fiscal year ended December 31, 2006 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that their opinions were modified with respect to uncertainty regarding our ability to continue as a going concern.

        During our fiscal year ended December 31, 2006 and through the subsequent interim period prior to May 14, 2007: (i) there were no disagreements between us and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements(s) if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused PricewaterhouseCoopers LLP to make reference to the subject matter of the disagreement(s) in connection with its report; and (ii) there were no "reportable events," as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

        On May 9, 2007, we engaged the registered public accounting firm of Burr, Pilger & Mayer LLP as our new independent registered public accounting firm. We have not consulted with Burr, Pilger & Mayer LLP prior to May 14, 2007 regarding the application of accounting principles to a specified transaction, either completed or proposed, or any of the matters or events set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K, except that Burr, Pilger & Mayer LLP provided input to us with respect to the preparation of the income tax note in our audited financial statements included in our Annual Report on Form 10-KSB, as amended, for the year ended December 31, 2006.

        Several accounting firms were contacted by us and audit proposals were discussed. The Audit Committee's decision to engage a regional accounting firm, that specializes in audits of smaller pubic companies, was primarily related to our continued consolidation of operations in the United States, including our plans to reincorporate in the United States. The Audit Committee believes that, as we are a relatively small, primarily domestic, public company, we may be better serviced by a regional accounting firm.

        The above disclosures have been presented to PricewaterhouseCoopers LLP and Burr, Pilger & Mayer LLP for their review and comment and we received no comments from either of them.

PROPOSAL 3

APPROVAL OF THE CHANGE OF OUR JURISDICTION OF INCORPORATION
FROM CANADA TO DELAWARE

  INTRODUCTION

        At the Meeting, our shareholders will consider and vote upon the proposed plan of arrangement (the "Arrangement") pursuant to section 192 of the Canada Business Corporations Act ("CBCA"), a copy of which is attached to this proxy statement as Appendix B. The Arrangement provides that our Board of Directors is authorized to send to the Director appointed under the CBCA (the "CBCA Director") articles of arrangement for WorldHeart to continue (reincorporate) under the Delaware General Corporation Law and file a certificate of domestication and certificate of incorporation with the Secretary of State of the State of Delaware (the "Reincorporation" or "Continuance"), without the necessity for any further approval or authorization on the part of the shareholders.

Shareholder Approval

        In order to give effect to the Reincorporation provided for in the Arrangement, shareholders will be asked at the Meeting to approve a special resolution (the "Arrangement Resolution") authorizing the Arrangement. A copy of the Arrangement Resolution is attached to this proxy statement as Appendix A. Under Canadian law and as ordered by the Ontario Superior Court of Justice (the "Court"), as described below under the heading "Court Approval", this requires affirmative votes from at least 66 2/3% of the votes cast by the holders of our common shares present, whether in person or by proxy, at the Meeting. Assuming we receive the requisite shareholder approval for the Arrangement, our Board of Directors will retain the right not to proceed with all or any part of the Arrangement if it determines that completing the Arrangement would not be in the best interests of WorldHeart or its shareholders, or if all of the respective conditions to completion of the Arrangement have not occurred.

There are no time limits on the duration of the authorization resulting from a favorable shareholder vote.

        In addition to the Arrangement Resolution, our shareholders are being asked to approve Proposal 4 (the "Stated Capital Reduction Resolution") which provides that immediately prior to the effective time of the Arrangement, the stated capital account for the common shares of World Heart Canada will be reduced to US$1.00. A copy of the Stated Capital Reduction Resolution is attached to this proxy statement as Appendix C. See the section below entitled "Reduction and Increase in Stated Capital Account". In order for us to proceed with the Arrangement, the Stated Capital Reduction Resolution must be approved.

Court Approval

        The Arrangement under the CBCA requires approval by both the Court and our shareholders. Prior to the mailing of this proxy statement, we obtained the interim order (the "Interim Order") from the Court, authorizing the calling and holding of the Meeting and prescribing the conduct of the Meeting. The Interim Order is attached as Appendix D to this proxy statement. The Interim Order, among other things, provides for the calling and holding of the Meeting, and the issuance of a notice of application for a Final Order (the "Final Order"). The Interim Order does not constitute approval of the Arrangement or the contents of this proxy statement by the Court. As set forth in the Interim Order, the hearing in respect of the Final Order is scheduled to take place on September 23, 2009 at Ottawa, Ontario, Canada, subject to the approval of the Arrangement and the Stated Capital Reduction Resolution by our shareholders eligible to vote at the Meeting. Any registered shareholder of WorldHeart may participate in, and be represented and present evidence or arguments at, the hearing for the Final Order.

        The authority of the Court is very broad under the CBCA. We have been advised by our counsel that the Court may make any enquiry it considers appropriate and may make any order it considers appropriate with respect to the Arrangement. The Court will consider, among other things, the fairness and reasonableness of the Arrangement to our shareholders. The Court may approve the Arrangement either as proposed or as amended in any manner the Court may direct, subject to compliance with such terms and conditions, if any, as the Court thinks fit.

        If made, the Final Order approving the Arrangement will constitute the basis for (i) an exemption under the registration and prospectus exemptions under Canadian securities laws and (ii) an exemption under section 3(a)(10) of the United States Securities Act of 1933, as amended (the "Securities Act"), from the registration requirements of the Securities Act, with respect to the issuance of the securities in exchange for our current securities in connection with the Reincorporation.

Reincorporation Procedure

        In order to relocate our jurisdiction of incorporation from Canada to Delaware, we must seek the approval of the CBCA Director, who must be satisfied that the Reincorporation will not adversely affect our creditors or our shareholders.

Conditions to the Arrangement

        Our obligation to complete the Arrangement is subject to the satisfaction of certain conditions, including the following:

        (a)   the Arrangement shall have been approved at the Meeting by not less than 66 2/3% of the votes cast by the holders of common shares who are represented in person or by proxy at the Meeting and in accordance with any conditions which may be imposed by the Interim Order;

        (b)   the Stated Capital Reduction Resolution (Proposal 4) shall have been approved at the Meeting by not less than 66 2/3% of the votes cast by the holders of common shares who are represented in person or by proxy at the Meeting;

        (c)   the Final Order, the notice of application in respect of which is attached as Appendix E to this proxy statement, shall have been obtained from the Court in a form and substance satisfactory to us;

        (d)   all other consents, orders and approvals, including regulatory and judicial approvals and orders required or necessary or desirable for the completion of the transactions provided for in the Arrangement, shall have been obtained or received from persons, authorities or bodies having jurisdiction in the circumstances; and

        (e)   there shall not be in force any order or decree restraining or enjoining the consummation of the transactions contemplated by the Arrangement and there shall be no suit, action or proceeding (other than an appeal made in connection with the Arrangement), of a judicial or administrative nature or otherwise, brought by a governmental entity in progress, pending or threatened that relates to or results from the transactions contemplated by the Arrangement that would, if successful, result in an order or ruling that would preclude completion of the transactions contemplated by the Arrangement in accordance with its terms or would otherwise be inconsistent with the regulatory approvals which have been obtained.

Effect of the Reincorporation

        Upon completion of the Reincorporation, WorldHeart will become subject to the laws of the State of Delaware, and its existence as a corporation will be deemed to have commenced on April 1, 1996, the date of its original incorporation under the laws of the Province of Ontario (WorldHeart was continued from the jurisdiction of the Province of Ontario to the federal jurisdiction of Canada on December 14, 2005). In addition, under Delaware law, our shareholders will be deemed to have been stockholders of the Delaware corporation since the date they initially acquired their shares of WorldHeart. The Reincorporation will not affect any obligations or liabilities of WorldHeart created prior to its Reincorporation, nor will it affect the ownership interests of any of our shareholders. To avoid confusion where a distinction is necessary, WorldHeart as a Canadian corporation is sometimes referred to as "WorldHeart Canada" and WorldHeart as a Delaware corporation is sometimes referred to as "WorldHeart Delaware."

        On the effective date of the Reincorporation, except as described under "Transfer of Certain Canadian Technology to a Canadian Subsidiary" below, WorldHeart Delaware will succeed to all of the property, liabilities and business of WorldHeart Canada and will possess all the rights and powers of WorldHeart Canada. The business of WorldHeart will continue to operate under the name "World Heart Corporation". The officers and directors of WorldHeart Canada at the effective time of the Reincorporation will be the officers and directors of WorldHeart Delaware.

        The certificate of incorporation of WorldHeart Delaware will authorize the issuance of a total of 51,000,000 shares, consisting of 50,000,000 shares of common stock and 1,000,000 shares of preferred stock. Each share of common stock will have a par value of US$0.001 and each share of preferred stock will have a par value of US$0.01.

        On the effective date of the Reincorporation, the following will occur:

        (a)   each issued and outstanding common share of WorldHeart Canada will be converted into and exchanged for one share of common stock, US$0.001 par value per share, of WorldHeart Delaware (the "WorldHeart Delaware Common Stock");

        (b)   each outstanding option to purchase common shares of WorldHeart Canada will be exchanged for an option to purchase an equal number of shares of WorldHeart Delaware Common Stock; and

        (c)   each outstanding warrant to purchase common shares of WorldHeart Canada will be exchanged for a warrant to purchase an equal number of shares of WorldHeart Delaware Common Stock.

  Background to the Arrangement

        The Arrangement proposes to make certain fundamental changes to WorldHeart Canada and its subsidiaries, including the reincorporation of WorldHeart Canada under the laws of the State of Delaware.

        At the effective time of the Arrangement, certain fundamental changes will occur:

        (a)   the stated capital of the common shares of WorldHeart Canada will be increased to US$200 million from US$1.00;

        (b)   the articles of WorldHeart Canada will be amended to cancel the authorized preferred shares of WorldHeart Canada;

        (c)   certain Canadian intellectual property will be transferred from WorldHeart Canada to a newly incorporated wholly-owned Canadian subsidiary of WorldHeart Canada, 7210914 Canada Inc., and the assumption by the subsidiary of related contractual obligations to Her Majesty the Queen in Right of Canada represented by the Minister of Industry; and

        (d)   all options and warrants exercisable for common shares of WorldHeart Canada will be converted and exchanged for options and warrants exercisable for WorldHeart Delaware Common Stock and, in addition:

            (i)  all options held by optionholders under an old option plan which had been assumed as Schedule A under the 2006 Equity Incentive Plan (the "2006 option plan") adopted by the board of directors and shareholders of WorldHeart in 2006 (the "old plan options") will be amended and converted so that such options will be governed by the principal provisions of the 2006 option plan and subject to the laws of the State of California rather than the provisions of Schedule A of the 2006 option plan and subject to the laws of the Province of Ontario;

           (ii)  the old option plan, which is governed under the laws of the Province of Ontario and which was assumed under the 2006 option plan, will be terminated; and

          (iii)  all warrant certificates will be exchanged and converted and be in substantially the same form as the current warrant certificates except that the warrants will be governed by the laws of the State of Delaware rather than the laws of the Province of Ontario.

        Approval of the Arrangement by the shareholders will also constitute approval of the amendment and conversion of the old plan options to be governed by the principal provisions of the 2006 option plan.

        Also, as noted previously, the Arrangement will constitute the basis for (i) an exemption under the registration and prospectus exemptions under the Canadian securities laws, and (ii) an exemption under section 3(a)(10) of the Securities Act from the registration requirements of the Securities Act, with respect to the issuance of the securities in exchange for our current securities in connection with the Reincorporation. These exemptions will result in certain time and cost savings to us in connection with the relocation of our jurisdiction of incorporation from Canada to Delaware.

Reduction and Increase in Stated Capital Account

        Under the CBCA, a corporation is prohibited from effecting a fundamental change in the nature of an arrangement where the realizable value of the assets of the corporation is less than the aggregate of its liabilities and stated capital of all classes of shares. It is necessary, in order to proceed with the Arrangement under the CBCA, to approve the reduction of our stated capital account for the WorldHeart Canada common shares to US$1.00 prior to the hearing in respect of the Final Order. The purpose of the proposed reduction in WorldHeart Canada's stated capital is to ensure that the realizable value of WorldHeart Canada's assets is not less than the aggregate of its liabilities and stated capital of all classes of shares, thereby permitting the Arrangement to proceed. Shareholders will be asked to approve the reduction of the stated capital of the common shares and allocation of the amount of the reduction to contributed surplus as part of the Stated Capital Reduction Resolution more fully described under Proposal 4 in this proxy statement.

        As part of the Arrangement, an amount of US$200 million of the contributed surplus will be converted back to and reinstated as stated capital. WorldHeart Canada has received consideration for the issue of WorldHeart Canada common shares of over Cdn$135 million in Canadian currency and over US$96 million in US currency since incorporation and such amounts have been added to the stated capital account for WorldHeart Canada common shares. Except as proposed in the Stated Capital Reduction Resolution (Proposal 4), the stated capital of WorldHeart Canada has never been reduced. Accordingly, the increase in the stated capital account to US$200 million pursuant to the Arrangement will not contravene subsection 26(4) of the CBCA.

        The reinstated amount of stated capital is beneficial for WorldHeart Canada as it will reduce or eliminate WorldHeart Canada's exposure to tax which may arise pursuant to the Income Tax Act (Canada) upon a deemed disposition of our assets at the time we cease to be resident in Canada where such disposition gives rise to gains for Canadian income tax purposes.

Transfer of Certain Canadian Technology to a Canadian Subsidiary

        WorldHeart is party to an agreement dated November 2, 2001, as amended from time to time (the "TPC Agreement") with Her Majesty the Queen in Right of Canada represented by the Minister of Industry ("Industry Canada"). Under the TPC Agreement, WorldHeart has certain contractual obligations including the potential obligations to pay royalties based on gross business revenues of WorldHeart Canada and its subsidiaries, to Industry Canada. The TPC Agreement provides that certain patents, patent applications, trademarks, trademark applications and other related intellectual property rights held by WorldHeart (the "Canadian Intellectual Property") as set forth on Appendix 1 to Appendix B attached to this proxy statement, must remain located in Canada during the term of the TPC Agreement. WorldHeart is seeking the approval of Industry Canada for the Reincorporation on the conditions that the Canadian Intellectual Property be transferred to a newly incorporated Canadian subsidiary, 7210914 Canada Inc. ("Canco"), and that Canco assume the obligations of WorldHeart Canada under the TPC Agreement. In addition, the performance by Canco of such contractual obligations will be guaranteed by WorldHeart Delaware. The Arrangement provides for this transfer and assumption of liability.

Completion of the Arrangement

        Assuming that the Final Order is granted and the other conditions in respect of the Arrangement are satisfied or waived, it is anticipated that the certificate of domestication and the certificate of incorporation will be filed with the Secretary of State of the State of Delaware and articles of arrangement will be filed under the CBCA to give effect to the Arrangement, and the various other documents necessary to complete the Arrangement will be executed and delivered.

        Pursuant to the Arrangement, our jurisdiction of incorporation would be changed from the federal jurisdiction of Canada to the State of Delaware by way of a domestication under Section 388 of the Delaware General Corporation Law.

        It is currently anticipated that the effective date of the Reincorporation will be prior to December 31, 2009. We refer to this date as the effective date.

Dissent Rights

        If you are a registered holder of common shares, you will have the right to dissent from the Arrangement Resolution under section 190 of the CBCA, as modified by the Interim Order. Section 190 of the CBCA is reprinted in its entirety and attached to this proxy statement as Appendix F. The following summary is qualified by the provisions of section 190 of the CBCA, the Interim Order and the Arrangement.

        If the Arrangement becomes effective and you properly dissent from the Arrangement Resolution in compliance with section 190 of the CBCA, the Interim Order and the Arrangement, you will be entitled to be paid by WorldHeart the fair value of your WorldHeart common shares, determined as of the effective date of the Arrangement. If you want to dissent, you may only exercise the right to dissent in respect of the WorldHeart common shares that are registered in your name, and you must dissent with respect to all the WorldHeart common shares registered in your name.

        In many cases, people beneficially own shares that are registered either:

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  in the name of an intermediary, such as a bank, trust company, securities dealer, broker, trustee or administrator of "registered retirement savings plans," "registered retirement income funds," "registered educational savings plans" and similar plans and their nominees, as these terms are defined under the Tax Act; or

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  in the name of a clearing agency in which the intermediary participates, such as CEDE & Co. (the registration name for the Depository Trust Company which acts as nominee for many United States brokerage firms) or CDS & Co. (the registration name for The Canadian Depositary for Securities which acts as nominee for many Canadian brokerage firms).

        If you want to dissent and your WorldHeart shares are registered in someone else's name, you must contact your intermediary and either:

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  instruct your intermediary to exercise the dissent rights on your behalf (which, if the WorldHeart shares are registered in the name of a clearing agency, will require that the WorldHeart shares first be re-registered in your intermediary's name); or

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  instruct your intermediary to re-register the WorldHeart shares in your name, in which case you will have to exercise your dissent rights directly.

        In other words, if your WorldHeart shares are registered in someone else's name, you will not be able to exercise your dissent rights directly unless the shares are re-registered in your name.

        In order for you to dissent, a written dissent notice to the Arrangement Resolution must be received by us, to the attention of the President at 7799 Pardee Lane, Oakland, CA 94621, no later than 5:00 p.m. (EDT) on the business day immediately preceding the day of the Meeting (or any postponement or adjournment thereof). We refer to this notice as the "dissent notice." If you do not strictly comply with this requirement, you could lose your right to dissent. It is important that registered shareholders strictly comply with this requirement, as it is different from the statutory dissent procedures of the CBCA that would permit a dissent notice to be provided at or prior to the Meeting.

        If you send a dissent notice, you still have the right to vote at the Meeting. However, under the CBCA, if you send a dissent notice and then vote in favor of the Arrangement Resolution, you will no longer be considered a dissenting shareholder with respect to the WorldHeart shares voted in favor of the Arrangement Resolution. In order to continue to dissent after sending a dissent notice, you must either vote against the Arrangement Resolution or abstain.

        The CBCA does not provide (and we will not assume) that a vote against the Arrangement Resolution or an abstention constitutes a dissent notice. Similarly, if you give someone a proxy to vote for the Arrangement Resolution and then revoke the proxy, your revocation does not constitute a dissent notice. However, if you want to dissent, you should revoke any proxy that instructs the proxy holder to vote for the Arrangement Resolution to prevent the proxy holder from voting your WorldHeart shares in favor of the Arrangement Resolution and causing you to forfeit your dissent rights. For instructions on revoking a proxy, see the section entitled "Appointment of Proxy Holders and Revocation of Proxies" above. If you dissent, we will be required to notify you that the Arrangement Resolution has been adopted within 10 days after our shareholders adopt the resolution. We are not required to send you a notice if you vote for the Arrangement Resolution or withdraw your dissent notice.

        If you dissent, you must send us (at our Oakland, California address set forth above) a written demand for payment within 20 days after you receive our notice that the Arrangement Resolution has been adopted. If you do not receive our notice, you must send a written demand for payment of the fair value of your shares within 20 days after you learn that the Arrangement Resolution has been adopted. Your demand for payment of the fair value of your shares must contain:

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  your name and address;

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  the number of WorldHeart shares for which you are dissenting; and

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  a demand for payment of the fair value of such shares.

        If you dissent, within 30 days after sending a demand for payment, you must send us (at our Oakland, California address set forth above) the share certificates representing your dissenting shares. If you do not send in your share certificates, you forfeit your right to dissent. Our transfer agent will endorse on your share certificates a notice that you are a dissenting shareholder and will then send the share certificates back to you.

        After you send your demand for payment, you will no longer have any rights as a shareholder other than the right to be paid the fair value of your shares unless:

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  you withdraw your demand for payment before we make a written offer to pay;

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  we do not make you a timely written offer to pay and you withdraw your demand for payment; or

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  our Board of Directors revokes the Arrangement Resolution.

        In all three cases described above, your rights as a shareholder will be reinstated, and in the first two cases, your shares will be subject to the Arrangement if it has been completed. Upon completion of the Arrangement, if you duly exercise your dissent rights and are ultimately determined to have the right to be paid the fair value of your shares, you will be deemed to have transferred such shares to us for cancellation, as of the effective date. If you exercise your dissent rights but are ultimately determined for any reason not to have the right to be paid the fair value of your shares, you will be deemed to have participated in the Arrangement like any non-dissenting shareholder.

        If you properly dissent, within seven days after the later of the effective date of the Arrangement and the date when we receive your timely demand for payment, we are required to send you an offer to pay for your WorldHeart shares. That offer must be in an amount that our Board of Directors considers to be the fair value of the WorldHeart shares as of the effective date of the Arrangement. We must also send you a statement with the offer to pay showing how this fair value was determined.

Every offer to pay for a dissenting WorldHeart shareholder's WorldHeart shares must be on the same terms. We must pay for your WorldHeart shares within 10 days after you accept the offer to pay, but our offer to pay you will lapse if your acceptance is not received by us within 30 days after we have made the offer to pay.

        If you do not accept the offer or if we fail to make you an offer to pay after you have sent your timely demand for payment, we may apply to the Court to fix a fair value for the WorldHeart shares of all dissenting WorldHeart shareholders. If we decide to apply to the Court to fix the fair value, we must do so within 50 days after the effective date of the Arrangement or within any longer period that the Court allows. If we fail to apply to the Court, you may apply to the Court for the same purpose within a further period of 20 days or within any longer period that the Court allows. You are not required to give security for the costs of applying to the Court.

        If we, you or another dissenting WorldHeart shareholder applies to the Court, all dissenting WorldHeart shareholders whose WorldHeart shares have not been purchased by us will be joined as parties and will be bound by the Court's decision. We will be required to notify each affected dissenting WorldHeart shareholder of the date, place and consequences of the application and of such shareholder's right to appear and be heard in person or by counsel. The Court may determine whether any person is a dissenting WorldHeart shareholder who should be joined as a party, and the Court will then fix a fair value for the WorldHeart shares of all dissenting WorldHeart shareholders. The Court will render a final order against us in favor of each dissenting WorldHeart shareholder and for the amount of the fair value of the dissenting WorldHeart shareholder's WorldHeart shares. The Court may, in its discretion, allow a reasonable rate of interest on the amount payable to each WorldHeart shareholder from the effective date of the Arrangement until the date of payment.

        The foregoing is only a summary of the provisions of section 190 of the CBCA, as modified by the Interim Order and the Arrangement, which provisions as so modified are technical and complex. It is suggested that anyone wishing to exercise dissent rights seek legal advice, as failure to comply strictly with the provisions of the CBCA, as modified by the Interim Order may prejudice such WorldHeart shareholder's dissent rights.

        The Canadian federal income tax consequences to a holder of WorldHeart shares who exercises dissent rights and who receives fair value for the holder's WorldHeart shares may be different from the consequences to a holder who participates in the Arrangement. For more information see the section below entitled "United States and Canadian Income Tax Considerations—Canadian Tax Consequences."

Exchange of Certificates

        Following the completion of the Reincorporation, it is anticipated that a notice will be mailed to shareholders with a letter of transmittal asking shareholders to deliver to the WorldHeart Delaware transfer agent their current stock certificates. Shareholders are required to surrender their present stock certificates representing common shares so that replacement certificates may be issued in exchange therefor. After the Reincorporation, certificates representing WorldHeart common shares will constitute "good delivery" in connection with sales through a broker, or otherwise, of shares of WorldHeart Delaware Common Stock.

        The four warrantholders holding warrants exercisable for WorldHeart common shares will be contacted and WorldHeart Delaware will issue in exchange, upon surrender of the holder's current warrant certificate, a new warrant certificate exercisable for WorldHeart Delaware Common Stock and governed under the laws of the State of Delaware.

        Optionholders will not be required to exchange any of their documentation held in connection with the grant of their options. Optionholders whose options will be converted and amended to be governed under the principal provisions of the 2006 option plan, will receive a copy of the 2006 option plan. Many of these optionholders already hold options under the 2006 option plan.

  PRINCIPAL REASONS FOR THE ARRANGEMENT

        Our business moved primarily to the United States in 2005. On June 12, 2008, we announced that we had determined to voluntarily delist our common shares from the Toronto Stock Exchange. The reincorporation of WorldHeart as a Delaware corporation is part of our overall plan to relocate substantially all of our business enterprise to the United States, to have our jurisdiction of incorporation be in the United States and to have our stock continue to trade on an exchange in the United States.

        Our Board of Directors believes that, by domiciling WorldHeart in the United States, we may be able to enhance shareholder value over the long term with greater acceptance in the capital markets and improved marketability of our common shares. Our Board of Directors considered the fact that, in management's experience, potential investors, lenders and strategic partners in the United States are more familiar with U.S. accounting, tax and disclosure standards than those in Canada and may be more comfortable dealing with U.S. corporations than Canadian corporations. Our Board of Directors also considered that, by becoming subject solely to U.S. tax laws and accounting standards, we will eliminate many of the income tax and financial accounting complexities associated with incorporation outside the United States. In addition, our Board of Directors believes that being domiciled in the United States should provide the flexibility to enter into some types of mergers, acquisitions and business combination transactions with other U.S. corporations that could have adverse tax consequences if we remained a Canadian corporation. In addition, our Board of Directors believes that our Reincorporation will provide greater opportunity in proposing and winning business in the United States.

        Our Board of Directors chose the State of Delaware to be jurisdiction of incorporation because it believes the favorable corporate environment afforded by Delaware will help us compete more effectively with other public companies, many of which are incorporated in Delaware, in raising capital and in attracting and retaining skilled, experienced personnel. For many years, Delaware has followed a policy of encouraging public companies to incorporate in the state by adopting comprehensive corporate laws that are revised regularly in response to developments in modern corporate law and changes in business circumstances. The Delaware courts are known for their considerable expertise in dealing with complex corporate issues and providing predictability through a substantial body of case law construing Delaware's corporate law. Coupled with an active bar known for continually assessing and recommending improvements to the Delaware General Corporation Law, these factors add greater certainty in complying with fiduciary responsibilities and assessing risks associated with conducting business.

        Our Board of Directors also believes that the shares of a Delaware corporation will be more accessible to future U.S. institutional investors that are permitted to allocate only a portion of their funds for investment in securities of foreign corporations. The United States has been WorldHeart's primary source or capital in recent years and our Board of Directors believes that more opportunities and capital may be available if the Company is domiciled in the United States.

        Our Board of Directors believes that the potential benefits of the change in domicile and related adoption of our proposed Delaware certificate of incorporation and bylaws outweigh the disadvantages. In particular, our Board of Directors believes the prospects for greater acceptance in the capital markets and enhanced marketability for our common shares plus the benefits associated with attracting and retaining skilled and experienced personnel, as well as the greater sophistication, breadth and certainty of Delaware law, make the proposed Reincorporation beneficial to WorldHeart and its shareholders.

        There are material differences between Canadian corporate law and Delaware corporate law with respect to shareholders' rights and Delaware law may offer shareholders more or less protection depending on the particular matter. A detailed overview of the material differences is set forth under "Comparison of Shareholder Rights" below.

  POSSIBLE DISADVANTAGES

        Despite the unanimous belief of the Board of Directors that the Arrangement is in the best interests of WorldHeart and its shareholders, it should be noted that Delaware law has been criticized by some commentators on the grounds that it does not afford minority shareholders the same substantive rights and protections as are available in a number of other states in the United States. In addition, the Arrangement includes certain permitted changes to our governing documents which alter the relative rights of shareholders and management and which reduce shareholder participation in important corporate decisions. See "Comparison of Shareholder Rights" below.

  EFFECTS OF THE ARRANGEMENT

        Applicable Law.    As of the effective date of the Reincorporation, our legal jurisdiction of incorporation will be Delaware, and the continuing corporation (referred to from time to time herein as "WorldHeart Delaware") will no longer be subject to the provisions of the CBCA. All matters of corporate law will be determined under the Delaware General Corporation Law. We will retain our original incorporation date in the Province of Ontario of April 1, 1996 as our date of incorporation for purposes of the Delaware General Corporation Law. In addition, we will continue to be subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the rules and regulations of the NASDAQ Capital Market, and the obligations imposed by the provincial securities regulatory authority in each Canadian province. Canadian corporate law will cease to apply to us on the date shown on the certificate of discontinuance to be issued by the CBCA Director under the CBCA.

        Assets, Liabilities, Obligations, Etc.    Under Delaware law, as of the effective date of the Reincorporation, all of our assets, property, rights, liabilities and obligations immediately prior to the Reincorporation will continue to be our assets, property, rights, liabilities and obligations.

        Capital Stock.    Once the Reincorporation is completed, holders of our common shares will own one share of WorldHeart Delaware common stock for each common share of WorldHeart Canada held before the Reincorporation. Holders of options or warrants to purchase our common shares on the effective date of the Arrangement will continue to hold options or warrants to purchase the same number of shares of WorldHeart Delaware Common Stock at the same exercise price. Approval of the Arrangement by the shareholders will also constitute approval of the amendment and conversion of the old plan options to be governed by the principal provisions of the 2006 option plan.

        Certain changes in the rights of shareholders are inherent in being incorporated in Delaware rather than in Canada. In addition, in connection with the Reincorporation, we will adopt the proposed Delaware certificate of incorporation and bylaws attached as Appendices 2 and 3, respectively, to Appendix B of this proxy statement. Approval of the Arrangement by the shareholders will also constitute approval of the proposed Delaware certificate of incorporation and bylaws. We have included provisions in our proposed Delaware certificate of incorporation and bylaws that do not simply reflect the default provisions of Delaware law. A summary of changes in the rights of shareholders that will result from the Reincorporation is provided below in the section entitled "Comparison of Shareholder Rights."

        Business and Operations.    The Reincorporation, if approved, will effect a change in the legal jurisdiction of incorporation as of the effective date thereof, but our business and operations will remain the same.

        Officers and Directors.    The officers and directors of WorldHeart Delaware will be our officers and directors as of the effective date of the Reincorporation.

  COMPARISON OF SHAREHOLDER RIGHTS

        The principal attributes of our capital stock before and after the Reincorporation are comparable, but there are material differences in shareholder rights. The following is a summary of these material differences which arise from differences between the CBCA and the Delaware General Corporation Law, and between WorldHeart Canada's articles of incorporation and by-laws and the proposed certificate of incorporation and bylaws of WorldHeart Delaware. The proposed Delaware certificate of incorporation and bylaws are attached as Appendices 2 and 3, respectively to Appendix B of this proxy statement.

        This summary is qualified in its entirety by the terms of the articles of incorporation and by-laws of WorldHeart Canada and the proposed certificate of incorporation and bylaws of WorldHeart Delaware.

        General.    On the effective date of the Reincorporation, we will be deemed to have been incorporated under the laws of the State of Delaware from our inception on April 1, 1996 and will be governed by the certificate of incorporation filed with the certificate of domestication adopted in the Arrangement Resolution. Differences between Canadian corporate law and Delaware corporate law and between our current articles of incorporation and by-laws and the proposed certificate of incorporation and bylaws will result in various changes in the rights of our shareholders.

        Capital Structure.    Under our current Canadian articles of incorporation, we presently have the authority to issue an unlimited number of common shares, without par value, and an unlimited number of preferred shares, issuable in series, without par value. Under our proposed Delaware certificate of incorporation, the total number of shares of capital stock that we will have the authority to issue is 50,000,000 shares of common stock, par value US$0.001 per share, and 1,000,000 shares of preferred stock, par value US$0.01 per share.

        Under Canadian law, our Board of Directors may fix the number of shares in, and determine the designations, rights, privileges, restrictions and conditions attaching to, the preferred shares of each series. Under Delaware law, the powers, preferences and rights, and the qualifications, limitations or restrictions in respect of any series of preferred stock must be set forth in the certificate of incorporation, or, if authority is vested in the board of directors by the certificate of incorporation, in the resolutions providing for the issuance of such series of preferred stock. Our proposed certificate of incorporation contains a provision granting our Board of Directors the authority to fix by resolution the powers, preferences and rights, and the qualifications, limitations or restrictions in respect of any series of preferred stock.

        Shareholder Approval; Vote on Extraordinary Corporate Transactions.    Canadian law generally requires a vote of shareholders on a greater number and diversity of corporate matters than Delaware law. Furthermore, many matters requiring shareholder approval under Canadian law must be approved by a special resolution passed by not less than a two-thirds majority of the votes cast by shareholders who voted on those matters. These extraordinary corporate actions include certain amalgamations, continuances, liquidations and dissolutions, and sales, leases or exchanges of all or substantially all the assets of a corporation other than in the ordinary course of business. In certain cases, a special resolution to approve an extraordinary corporate action is also required to be approved separately by the holders of a class or series of shares, whether or not shares of such class or series otherwise carry the right to vote.

        Under Delaware law, a sale, lease or exchange of all or substantially all the property or assets of a Delaware corporation requires the approval of the holders of a majority of the outstanding voting power of the corporation. Mergers or consolidations also generally require the approval of the holders of a majority of the outstanding voting power of the corporation. However, shareholder approval is generally not required by a Delaware corporation if such corporation's certificate of incorporation is not amended by the merger; each share of stock of such corporation outstanding immediately prior to the merger will be an identical outstanding share of the surviving corporation after the effective date of the merger; and if the number of shares of common stock, including securities convertible into common stock, issued in the merger does not exceed 20% of such corporation's outstanding common stock immediately prior to the effective date of the merger. In addition, shareholder approval is not required by a Delaware corporation if it is the surviving corporation in a merger with a subsidiary in which its ownership was 90% or greater. Finally, unless required by its certificate of incorporation, shareholder approval is not required under Delaware law for a corporation to merge with or into a direct or indirect wholly owned subsidiary of a holding company (as defined in the Delaware General Corporation Law) in certain circumstances. Our proposed Delaware certificate of incorporation will not require such a vote.

        Amendments to the Governing Documents.    Under Canadian law, amendments to the articles of incorporation generally require the approval of not less than two-thirds of the votes cast by shareholders who vote on the resolution. Under Delaware law, an amendment to a corporation's certificate of incorporation requires the approval by the holders of a majority of the outstanding voting power. The certificate of incorporation can require a greater level of approval. Our proposed certificate of incorporation will not require a greater level of approval, except for amendments to certain provisions in the certificate of incorporation, which will require the approval of the holders of at least two-thirds of the outstanding voting power.

        Under Delaware law, the holders of outstanding shares of a class of stock are entitled to vote as a class on a proposed amendment to increase or decrease the number of authorized shares of such class unless the certificate of incorporation provides that such number of shares may be increased or decreased by the affirmative vote of holders of a majority of the voting power of the outstanding shares entitled to vote. Our proposed certificate of incorporation contains such a provision and requires the vote of the holders of a majority of the voting power of all of our outstanding shares entitled to vote to increase or decrease the aggregate number of authorized shares of preferred stock unless a separate vote is otherwise required. In addition, under Delaware law, if the amendment to the certificate of incorporation would increase or decrease the par value of the shares of a class, or alter or change the powers, preferences or special rights of the shares of such class so as to affect them adversely, that class is entitled to vote separately on the amendment whether or not it is designated as voting stock. Furthermore, if the proposed amendment would alter or change the powers, preferences or special rights of one or more series of any class so as to affect them adversely, but shall not so affect the entire class, then only the shares of the series so affected by the amendment shall be considered a separate class for purposes of the class vote.

        Under Canadian law, the directors may make, amend or repeal any by-law unless the articles of incorporation or by-laws provide otherwise. When directors make, amend or repeal a by-law, they are required under the CBCA to submit the change to shareholders at the next meeting of shareholders. Shareholders may confirm, reject or amend the by-law, amendment or repeal by a majority of the votes cast by shareholders who voted on the resolution. Delaware law reserves the power to the shareholders to adopt, amend or repeal the bylaws unless the certificate of incorporation confers such power on the board of directors in addition to the shareholders. Our proposed certificate of incorporation provides that a majority of the total number of directors has the power to make, amend, alter, change, add to or repeal our bylaws. In addition, our proposed certificate of incorporation provides that the adoption, amendment or repeal of the bylaws by the shareholders requires the affirmative vote of the holders of at least two-thirds of the outstanding voting power.

        Place of Meetings.    Canadian law provides that meetings of shareholders must be held at the place within Canada provided in the by-laws or, in the absence of such provision, at the place within Canada that the directors determine. A meeting of shareholders may be held at a place outside of Canada if the place is specified in the articles of incorporation or all the shareholders entitled to vote at the meeting agree that the meeting is to be held at that place. Voting at a shareholders meeting may be conducted by means of a telephonic, electronic or other communication facility. WorldHeart Canada's articles of incorporation do not contain such a provision. Delaware law, and our proposed bylaws, provide that meetings of the shareholders may be held at any place in or out of Delaware as determined by our Board of Directors or, if so determined by the Board of Directors, may be held by means of remote communication as provided under Delaware law.

        Call of Meetings.    Canadian law provides that the board of directors may at any time call a special meeting of shareholders, and that holders of not less than five percent of our issued voting shares may give notice to the directors requiring them to call and hold a special meeting of shareholders for the purpose stated in the notice. Delaware law provides that a special meeting of the shareholders may be called by the board of directors or by any person or persons as may be authorized by the certificate of incorporation or bylaws. Our proposed bylaws provide that a special meeting of stockholders may only be called by the chairman of our Board of Directors, our chief executive officer, or a majority of the total number of authorized directors.

        Quorum of Stockholders.    Canadian law provides that, unless the by-laws provide otherwise, a quorum of shareholders is present at a meeting of shareholders (irrespective of the number of persons actually present at the meeting) if holders of a majority of the shares entitled to vote at the meeting are present in person or represented by proxy. Our current by-laws provide that the presence of holders of not less than 33 1/3% of the shares entitled to vote, in person or by proxy, constitutes a quorum, and that if a quorum is not present within 30 minutes after the time appointed for the meeting, the meeting shall be adjourned to a date not less than seven days later, at which later date the presence of holders of not less than 10% of the shares entitled to vote, in person or by proxy, constitutes a quorum. However, the NASDAQ rules require a quorum to be at least 33 1/3% of the shares entitled to vote, in person or by proxy. Under Delaware law, the certificate of incorporation or bylaws may specify the required quorum, but a quorum may consist of no less than one-third of the total voting power. Our proposed bylaws provide that the holders of a majority of the voting power, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders.

        Presentation Of Nominations and Proposals At Meetings Of Stockholders.    Canadian law provides that a shareholder holding, or having the support of other shareholders holding, together with such stockholder, at least one percent of the total number of outstanding voting shares, or voting shares with a fair market value of at least Cdn$2,000, in either case for a period of at least six months, may submit proposals to the annual meeting of shareholders. A proposal that includes nominations for the election of directors must be signed by one or more holders holding at least five percent of the voting shares. A stockholder may also nominate directors at a meeting of stockholders.

        Delaware law does not provide procedures for stockholders to nominate individuals to serve on the board of directors or to present other proposals at meetings of stockholders. Our proposed bylaws contain procedures governing stockholder nominations and stockholder proposals. To nominate an individual to our Board of Directors or to present other proposals at an annual meeting of the stockholders, a stockholder must provide advance notice to us not later than the 90th day nor earlier than the 120th day prior to the anniversary of the preceding year's annual meeting, unless the date of the annual meeting is more than 30 days prior to or after the anniversary of the preceding year's annual meeting, in which case the stockholder must provide advance notice to us not earlier than the

120th day prior to such annual meeting and not later than the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. In addition, in the event that the number of directors to be elected to our Board of Directors is increased and there is no public announcement by us naming all of the nominees for director or specifying the size of the increased Board of Directors at least 100 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice to us, solely with respect to nominees for any new positions created by such increase, shall be considered timely if delivered not later than the close of business on the 10th day following the day on which such public announcement is first made by us. To nominate an individual to our Board of Directors at a special meeting of the stockholders, a stockholder must provide advance notice to us, not earlier than the 120th day prior to such special meeting and not later than the later of the 90th day prior to such meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.

        Stockholder Consent in Lieu of Meeting.    Under Canadian law, shareholders can take action by written resolution and without a meeting only if all shareholders entitled to vote on that resolution sign the written resolution. Under Delaware law, unless otherwise limited by the certificate of incorporation, stockholders may act by written consent without a meeting if holders of outstanding stock representing not less than the minimum number of votes that would be necessary to take the action at an annual or special meeting execute a written consent providing for the action. Our proposed certificate of incorporation will permit stockholders to act by written consent without a meeting.

        Director Qualification and Number.    The CBCA states that a distributing corporation must have no fewer than three directors, at least two of whom are not officers or employees of the corporation or its affiliates. Additionally, at least 25% of the directors must be Canadian residents unless the corporation has less than four directors, in which case at least one director must be a Canadian resident. Delaware law has no similar requirements; however, the governance standards of all major U.S. stock exchanges require the majority of a listed company's board of directors to be independent. Under Delaware law, the number of directors is fixed by, or in the manner provided in, the bylaws of a corporation, unless the certificate of incorporation fixes the number of directors. Our proposed certificate of incorporation provides that the number of directors must be set by a resolution adopted by a majority of the total authorized number of directors.

        Vacancies And Newly Created Directorships.    Canadian law provides that a quorum of directors may fill a vacancy on the board of directors, except a vacancy resulting from an increase in the minimum or maximum number of directors or a failure to elect the number or minimum number of directors provided for in the articles of incorporation. The board of directors of a Canadian corporation may, if the articles of incorporation so provide, appoint one or more additional directors for a term expiring not later than the next annual meeting of shareholders, but the total number of directors so appointed by the directors may not exceed one third of the number of directors elected at the previous annual meeting. WorldHeart Canada's articles contain this provision. If the shareholders approve an amendment to the articles to increase or decrease the number or minimum or maximum number of directors, they may at the meeting elect the number of directors authorized by the amendment. Under Delaware law, vacancies and newly created directorships may be filled by a majority of directors then in office unless the certificate of incorporation or the bylaws otherwise provide. Our proposed certificate of incorporation and bylaws provide that any vacancies or newly created directorships shall be filled by a majority of the directors then in office unless the Board of Directors determines by resolution that such vacancies or newly created directorships be filled by the stockholders.

        Removal of Directors.    The CBCA provides that the shareholders may remove a director by ordinary resolution at a special meeting of shareholders. Under Delaware law, any director may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors. Our proposed bylaws provide that any director may be removed from office at any time (a) with cause by the affirmative vote of the holders of a majority of the voting power of all the then-outstanding shares of capital stock of the corporation, entitled to vote generally at an election of directors or (b) without cause by the affirmative vote of the holders of at least 66 2/3% of the voting power of all the then-outstanding shares of the capital stock of the corporation entitled to vote generally at an election of directors.

        Fiduciary Duty of Directors.    Directors of a corporation incorporated or organized under the CBCA or Delaware General Corporation Law have fiduciary obligations to the corporation and its stockholders. Under these fiduciary obligations, the directors must act in accordance with the so-called duty of care. The CBCA requires directors of a Canadian corporation, in exercising their powers and discharging their duties, to act honestly and in good faith with a view to the best interests of the corporation, and to exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. Under Delaware common law, directors have a duty of care and a duty of loyalty. The duty of care requires that the directors act in an informed and deliberative manner and inform themselves, prior to making a business decision, of all material information reasonably available to them. The duty of loyalty is the duty to act in good faith, not out of self-interest, and in a manner which the directors reasonably believe to be in the best interest of the stockholders.

        Personal Liability of Directors.    The CBCA prescribes circumstances where directors can be liable for malfeasance or nonfeasance. Certain actions to enforce a liability imposed by the CBCA must be brought within two years from the date of the resolution authorizing the act complained of. A director will be deemed to have complied with his fiduciary obligations to the corporation under certain sections of the CBCA if he relied in good faith on:

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  financial statements represented to him by an officer or in a written report of the auditor fairly to reflect the financial condition of the corporation; or

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  a report of a person whose profession lends credibility to a statement made by the professional person.

        The CBCA also contains other provisions limiting personal liability of a corporation's directors.

        Delaware law provides that a corporation's certificate of incorporation may limit or eliminate the liability of directors to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that the provision in the certificate of incorporation may not eliminate or limit the liability of a director for:

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  a breach of the duty of loyalty;

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  acts or omissions not in good faith, which involve intentional misconduct or which involve a knowing violation of law;

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  payment of unlawful dividends;

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  expenditure of funds for unlawful stock repurchases or redemptions;

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  any transactions from which such director derived an improper personal benefit; or

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  any act or omission occurring prior to the date when such provision becomes effective.

        Our proposed certificate of incorporation eliminates the liability of our directors for monetary damages to the fullest extent under applicable law.

        Indemnification of Officers and Directors.    Under the CBCA and pursuant to our current by-laws, we will indemnify present or former directors or officers against all costs, charges and expenses, including an amount paid to settle an action or settle a judgment, reasonably incurred by the individual in respect of any civil, criminal, administrative, investigative or other proceeding in which the individual is involved because of that association with WorldHeart. In order to qualify for indemnification such director or officer must:

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  have acted honestly and in good faith with a view to the best interests of the corporation; and

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  in the case of a criminal or administrative action or proceeding enforced by a monetary penalty, have had reasonable grounds for believing that his conduct was lawful.

        The CBCA also provides that such persons are entitled to indemnity from the corporation in respect of all costs, charges and expenses reasonably incurred in connection with the defence of any such proceeding if the person was not judged by the court or other competent authority to have committed any fault or omitted to do anything that the person ought to have done and otherwise meets the qualifications for indemnity described above.

        Delaware law permits indemnification of present or former directors, officers, employees and agents made a party, or threatened to be made a party, to any third party proceeding by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, if such person:

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  acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation; and

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  with respect to any criminal action or proceeding, had no reasonable cause to believe that such conduct was unlawful.

In a derivative action, or an action by or in the right of the corporation, the corporation is permitted by Delaware law to indemnify directors, officers, employees and agents against expenses actually and reasonably incurred by them in connection with the defense or settlement of an action or suit if they acted in good faith and in a manner that they reasonably believed to be in or not opposed to the best interests of the corporation. However, in such a case, no indemnification shall be made if the person is adjudged liable to the corporation, unless and only to the extent that, the court in which the action or suit was brought or the Court of Chancery of the State of Delaware shall determine upon application that such person is fairly and reasonably entitled to indemnity for such expenses despite such adjudication of liability.

        Our proposed bylaws provide for mandatory indemnification of our directors and officers to the extent permitted under applicable law. The Delaware General Corporation Law allows a corporation to advance expenses before the resolution of an action, if in the case of current directors and officers, such persons agree to repay any such amount advanced if they are later determined not to be entitled to indemnification. Our proposed bylaws provide for the mandatory advancement of expenses to directors and officers.

        A provision of Delaware law states that the indemnification provided by statute shall not be deemed exclusive of any other rights under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise. If the Arrangement is approved, we will enter into indemnification agreements with our officers and directors, under Delaware law, in substantially the form attached hereto as Appendix G, and a vote in favor of the Arrangement will also constitute approval of such indemnification agreements. In particular, the indemnification agreements will include within their purview future changes in Delaware law which expand the permissible scope of indemnification of directors and officers of Delaware corporations.

        Currently, there are no actions pending or threatened against officers or directors of WorldHeart in their capacities as such.

        Canadian and Delaware corporate law, our current articles of incorporation and by-laws and our proposed certificate of incorporation and bylaws may permit indemnification for liabilities under the Securities Act or the Exchange Act. The Board of Directors has been advised that, in the opinion of the SEC, indemnification for liabilities arising under the Securities Act and the Exchange Act may be contrary to public policy and, therefore, may be unenforceable, absent a decision to the contrary by a court of appropriate jurisdiction.

        Derivative Action.    Under the CBCA, a complainant, who is defined as either a present or former registered holder or beneficial owner of a security of a corporation or any of its affiliates; a present or former director or officer of a corporation or any of its affiliates; the CBCA Director; or any other person who, in the discretion of a court, is a proper person to make an application under the part of the CBCA dealing with shareholder remedies, may apply to the court for the right to bring an action in the name of and on behalf of a corporation or any of its subsidiaries, or to intervene in an existing action to which they are a party for the purpose of prosecuting, defending or discontinuing the action on behalf of the entity. Under the CBCA, the court must be satisfied that:

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  the complainant has given proper notice to the directors of the corporation or its subsidiary of the complainant's intention to apply to the court if the directors of the corporation or its subsidiary will not bring, diligently prosecute or defend or discontinue the action;

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  the complainant is acting in good faith; and

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  it appears to be in the interest of the corporation or its subsidiary that the action be brought, prosecuted, defended or discontinued.

        Under the CBCA, the court in a derivative action may make any order it thinks fit including orders pertaining to the control or conduct of the lawsuit by the complainant or the making of payments to former and present shareholders and payment of reasonable legal fees incurred by the complainant.

        Similarly, in Delaware, a stockholder may bring a derivative action on behalf of a corporation to enforce a corporate right, including the breach of a director's duty to the corporation. Delaware law requires that the plaintiff in a derivative suit be a stockholder of the corporation at the time of the wrong complained of and remain so through the duration of the suit; that the plaintiff make a demand on the directors of the corporation to assert the corporate claim unless the demand would be futile; and that the plaintiff be an adequate representative of the other stockholders.

        Dissenter's Rights.    The CBCA provides that stockholders of a corporation entitled to vote on certain matters are entitled to exercise dissent rights and demand payment for the fair value of their shares. Dissent rights exist when there is a vote upon matters such as:

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  an amalgamation with another corporation (other than with certain affiliated corporations);

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  an amendment to the corporation's articles of incorporation to add, change or remove any provisions restricting the issue, transfer or ownership of shares;

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  an amendment to the corporation's articles of incorporation to add, change or remove any restriction upon the business or businesses that the corporation may carry on;

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  a continuance (reincorporation) under the laws of another jurisdiction;

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  a sale, lease or exchange of all or substantially all the property of the corporation other than in the ordinary course of business; and

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  an arrangement proposed by the corporation where there is a court order permitting a shareholder to dissent in connection with an application to the court for an order approving the arrangement.

        However, a shareholder is not entitled to dissent if an amendment to the articles of incorporation is effected by a court order approving a reorganization or by a court order made in connection with an action for an oppression remedy.

        Under Delaware law, stockholders who have neither voted in favor of or consented to a merger or consolidation have the right to seek appraisal in connection with certain mergers or consolidations by demanding payment in cash for their shares equal to the fair value of such shares. Fair value is determined by a court in an action timely brought by the dissenters. In determining fair value, the court may consider all relevant factors, including the rate of interest which the resulting or surviving corporation would have had to pay to borrow money during the pendency of the court proceeding.

        Delaware law grants appraisal rights only in the case of certain mergers or consolidations and not in the case of other fundamental changes such as the sale of all or substantially all of the assets of the corporation or amendments to the certificate of incorporation, unless so provided in the corporation's certificate of incorporation. Further, no appraisal rights are available for shares of any class or series listed on a national securities exchange or held of record by more than 2,000 stockholders. However, appraisal rights are available if the agreement of merger or consolidation does not convert such shares into:

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  stock of the surviving corporation,

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  stock of another corporation which is listed on a national securities exchange or held of record by more than 2,000 stockholders,

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  cash in lieu of fractional shares, or

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  some combination of the above.

        In addition, dissenters' rights are not available for any shares of the surviving corporation if the merger did not require the vote of the stockholders of the surviving corporation.

        Oppression Remedy.    Under the CBCA, a complainant has the right to apply to a court for an order where an act or omission of the corporation or an affiliate effects a result, or the business or affairs of which are or have been conducted in a manner, or the exercise of the directors' powers are or have been exercised in a manner, that would be oppressive or unfairly prejudicial to or would unfairly disregard the interest of any security holder, creditor, director or officer of the corporation. On such application, the court may make any interim or final order it thinks fit, including an order restraining the conduct complained of. There are no equivalent statutory remedies under the Delaware General Corporation Law; however, stockholders may be entitled to remedies for a violation of a director's fiduciary duties under Delaware common law.

        Business Combinations with Interested Stockholders.    Under Section 203 of the Delaware General Corporation Law ("Section 203"), certain "business combinations" with "interested stockholders" of Delaware corporations are subject to a three-year moratorium unless specified conditions are met.

        Section 203 prohibits a Delaware corporation from engaging in a "business combination" with an "interested stockholder" for three years following the date that such person becomes an interested stockholder. With certain exceptions, an interested stockholder is a person or group who or which owns 15% or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only), or is an affiliate or associate of the corporation and was the owner of 15% or more of such voting stock at any time within the previous three years.

        For purposes of Section 203, the term "business combination" is defined broadly to include: (a) mergers with or caused by the interested stockholder; (b) sales or other dispositions to the interested stockholder (except proportionately with the corporation's other stockholders) of assets of the corporation or a subsidiary equal to ten percent or more of the aggregate market value of the corporation's consolidated assets or its outstanding stock; (c) the issuance or transfer by the corporation or a subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder's proportionate ownership of any class or series of the corporation's or such subsidiary's stock); or (d) receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.

        The three-year moratorium imposed on business combinations by Section 203 does not apply if: (a) prior to the date on which such stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction which resulted in the person becoming an interested stockholder; (b) the interested stockholder owns 85% of the corporation's voting stock upon consummation of the transaction which made him or her a 15% stockholder (excluding from the 85% calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans which do not permit employees to decide confidentially whether to accept a tender or exchange offer); or (c) on or after the date such person becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholder meeting by 66 2/3% of the voting stock not owned by the interested stockholder.

        Section 203 only applies to certain publicly held Delaware corporations which have a class of voting stock that is (a) listed on a national securities exchange or (b) held of record by more than 2,000 stockholders. WorldHeart will meet these qualifications immediately after the Reincorporation. A Delaware corporation to which Section 203 applies may elect not to be governed by Section 203. WorldHeart does not intend to make such an election.

        We believe that Section 203 will encourage any potential acquirer to negotiate with our Board of Directors. Section 203 also has the effect of limiting the ability of a potential acquirer to make a two-tiered bid for WorldHeart in which all stockholders would not be treated equally. Stockholders should note that the application of Section 203 to WorldHeart Delaware will confer upon the Board of Directors the power to reject a proposed business combination in certain circumstances, even though a potential acquirer may be offering a substantial premium for our shares over the then current market price. Section 203 should also discourage certain potential acquirers unwilling to comply with its provisions. There is no comparable provision relating to business combinations under the CBCA but restrictions on business combinations do exist under applicable Canadian securities laws.

        Access to Corporate Records.    Under the CBCA, any shareholder may examine:

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  a corporation's articles of incorporation, by-laws, and unanimous stockholder agreements;

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  the minutes of shareholders meetings and resolutions of shareholders;

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  all notices pertaining to the term of office, election of, or change of directors; and

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  a corporation's securities register.

        Delaware law allows any stockholder to inspect a corporation's stock ledger, list of stockholders, and other books and records for a purpose reasonably related to such person's interest as a stockholder.

  Dividends and Repurchase of Shares

        Canadian law permits the directors of a corporation to declare and pay dividends provided that there are no reasonable grounds for believing that the corporation is, or would after the payment be, unable to pay its liabilities as they become due, or the realizable value of the corporation's assets on an unconsolidated basis, would thereby be less than the aggregate of its liabilities and stated capital of all classes. In addition, Canadian law permits a corporation to purchase or redeem its shares provided that it meets the solvency tests described above.

        Delaware law permits a corporation, unless otherwise restricted by its certificate of incorporation, to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if such redemption or repurchase would not impair the capital of the corporation. The ability of a Delaware corporation to pay dividends on, or to make repurchases or redemptions of, its shares is dependent on the financial status of the corporation standing alone and not on a consolidated basis. In determining the amount of surplus of a Delaware corporation, the assets of the corporation, including stock of subsidiaries owned by the corporation, must be valued at their fair market value as determined by the board of directors, regardless of their historical book value.

        It is the present policy of our Board of Directors to retain earnings for use in our business.

        Dissolution.    Under Canadian law, the shareholders by special resolution passed by not less than two-thirds of the votes cast by shareholders who vote on the resolution, may authorize the dissolution of the corporation. Under Delaware law, unless the board of directors approves the proposal to dissolve, the dissolution must be approved by stockholders holding 100% of the total voting power of the corporation. Only if the dissolution is initially approved by the board of Directors may it be approved by a simple majority of the corporation's stockholders. In the event of such a board-initiated dissolution, Delaware law allows a Delaware corporation to include in its certificate of incorporation a super-majority voting requirement in connection with dissolutions. Our proposed certificate of incorporation contains no such super-majority voting requirement, however, and a majority of shares voting at a meeting at which a quorum is present would be sufficient to approve a dissolution of WorldHeart Delaware which had previously been approved by our Board of Directors.

        Interested Director Transactions.    Under Canadian law, material contracts or material transactions in which a director or officer of a corporation has an interest must be disclosed to the directors of the corporation and to the corporation. Except for certain contracts or transactions, a director who has such an interest shall not vote on any resolution to approve it. The contract or transaction is not invalid, and the director or officer is not accountable to the corporation or its stockholders for any profit realized from it, (a) if disclosure is made, (b) the directors (and for such purpose, the interested director may form part of any quorum) or, if the director or officer was acting honestly and in good faith, the stockholders by special resolution, approve the contract or transaction, and (c) the contract or transaction was reasonable and fair to the corporation when it was approved. Under Delaware law, certain contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable because of such interest, provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. Under Delaware law, (a) either the stockholders or the board of directors must approve any such contract or transaction after full disclosure of the material facts, and, in the case of approval by the board of directors, the contract or transaction must also be "fair" to the corporation, or (b) the contract or transaction must have been just and reasonable or fair as to the corporation at the time it was approved. Under Delaware law, if approval by the board of directors is sought, the contract or transaction must be approved by a majority of the disinterested directors (even though less than a majority of a quorum).

        Anti-Takeover Effects.    Under Canadian law, a corporation has powers which may be used to make itself less vulnerable to hostile takeover attempts. These power include the ability to:

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  implement a staggered board of directors, which prevents an immediate change in control of the board;

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  provide for the exclusive right of one or more classes of stockholders to elect one or more directors;

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  provide for supermajority voting in some circumstances, including on an amalgamation or for amendments to articles;

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  provide for the creation of a stockholder rights plan to authorize the issue of new shares to existing stockholders at a below-market price in the event of a hostile take-over bid without any requirement to issue such shares to hostile bidders; and

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  issue "blank check" preferred shares, which may be used to make a corporation less attractive to a hostile bidder. WorldHeart Canada's articles include an authorized class of "blank check" preferred shares, issuable in series.

        In addition to the above powers granted to corporations under Canadian law, which Delaware law also permits, Delaware law provides additional powers that may allow a Delaware corporation to make itself potentially less vulnerable to hostile takeover attempts. These powers include the ability to:

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  require that notice of nominations for directors be given to the corporation prior to a meeting where directors will be elected, which may give management an opportunity to make a greater effort to solicit its own proxies;

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  only allow the board of directors to call a special meeting of stockholders, which may thwart a hostile bidder's ability to call a meeting to make disruptive changes;

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  eliminate stockholders' action by written consent, which would restrict a hostile bidder's actions to a meeting scenario;

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  remove a director from a staggered board only for cause, which gives some protection to directors on a staggered board from arbitrary removal; and

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  provide that the power to determine the number of directors and to fill vacancies be vested solely in the board, so that the incumbent board, not a hostile bidder, would control vacant board positions.

        Our proposed certificate of incorporation and/or bylaws will provide us with the following powers:

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  to require prior notice of director nominations;

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  to restrict the ability to call a special meeting of stockholders;

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  to determine the number of directors and to fill vacancies on the board;

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  to require supermajority voting for some certificate of incorporation amendments; and

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  to issue "blank check" preferred stock.

  ACCOUNTING TREATMENT OF REINCORPORATION

        The Reincorporation represents a transaction between entities under common control. Assets and liabilities transferred between entities under common control are accounted for at historical cost.

Accordingly, the assets and liabilities of WorldHeart Delaware, the continuing entity, will be reflected at their historical cost to WorldHeart Canada.

        Any of our shares that we acquire from dissenting stockholders will be treated as an acquisition of treasury stock at the amount paid for the shares.

  UNITED STATES AND CANADIAN INCOME TAX CONSIDERATIONS

        The Reincorporation may have income tax consequences under the laws of both the United States and Canada. The material income tax consequences of the Reincorporation to us and our current stockholders under the laws of both countries are summarized separately below.

  United States Federal Income Tax Consequences

        The following discussion sets forth the material United States federal income tax consequences of the Reincorporation to WorldHeart Canada and its U.S. Holders and Non-U.S. Holders (each as defined below), as well as certain of the expected material federal income and estate tax consequences of the ownership and disposition of the capital stock of WorldHeart Delaware following the Reincorporation.

        This discussion does not address all aspects of taxation that may be relevant to particular holders in light of their personal investment or tax circumstances or to persons that are subject to special tax rules. In particular, this description of United States tax consequences does not address the tax treatment of special classes of holders, such as banks, insurance companies, other financial institutions, tax-exempt entities, broker-dealers, regulated investment companies or real estate investment trusts, persons holding shares of our capital stock as part of a hedging or conversion transaction or as part of a "straddle," United States expatriates, persons subject to the alternative minimum tax, partnerships or other pass-through entities, holders who acquired their common stock in WorldHeart Canada pursuant to the exercise of employee stock options or otherwise as compensation or through a tax-qualified retirement plan and holders who exercise dissenters rights. We assume in this discussion that you hold our capital stock as a capital asset within the meaning of the Internal Revenue Code of 1986, as amended (the "Code"). This discussion is based on current provisions of the Code, United States Treasury Regulations, judicial opinions, published positions of the United States Internal Revenue Service (the "IRS") and other applicable authorities, all as in effect on the date of this proxy statement and all of which are subject to differing interpretations or change, possibly with retroactive effect. This discussion does not address any state, local or foreign tax considerations. WorldHeart Canada has not requested and will not request a ruling from the IRS or an opinion of counsel in connection with the Reincorporation. We urge you to consult your tax advisor about the United States federal tax consequences of acquiring, holding, and disposing of the capital stock of WorldHeart Canada and WorldHeart Delaware, as well as any tax consequences that may arise under the laws of any foreign, state, local, or other taxing jurisdiction or under any applicable tax treaty and applicable reporting requirements.

        As used in this summary, the term "U.S. Holder" means a beneficial owner of our capital stock that is for United States federal income tax purposes:

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  a citizen or resident of the United States;

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  a corporation (including any entity treated as a corporation for United States federal income tax purposes) created or organized under the laws of the United States or of any political subdivision of the United States;

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  an estate the income of which is taxable in the United States regardless of its source; or

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  a trust, the administration of which is subject to the primary supervision of a United States Court and one or more United States persons have the authority to control all substantial decisions of the trust, or that has a valid election in effect under applicable United States Treasury regulations to be treated as a United States person.

        A beneficial owner of our capital stock who is not a U.S. Holder is referred to below as a "Non-U.S. Holder."

        If a partnership (including for this purpose any other entity, either organized within or without the United States, that is treated as a partnership for United States federal income tax purposes) holds the shares, the tax treatment of a partner as a beneficial owner of the shares, generally will depend upon the status of the partner and the activities of the partnership. If a U.S. Holder is a partner in a partnership holding WorldHeart Canada capital stock, such U.S. Holder should consult its own tax advisors regarding the tax consequences of the Reincorporation.

  Consequences for U.S. Holders

        Qualification as Reorganization.    The Reincorporation is expected to qualify as a reorganization within the meaning of Section 368(a) of the Code. Assuming such qualification, subject to the discussion in "Effects of Code Section 367 below," the following material United States federal income tax consequences will result:

  •
  U.S. Holders will recognize no gain or loss upon the conversion of their WordHeart Canada capital stock solely into WorldHeart Delaware capital stock in the Reincorporation.

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  The aggregate tax basis of WorldHeart Delaware common stock received by a U.S. Holder in the Reincorporation will be the same as such U.S. Holder's aggregate tax basis in WorldHeart Canada capital stock surrendered in the Reincorporation.

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  The holding period of WorldHeart Delaware capital stock received by a U.S. Holder in the arrangement will include the holding period of the WorldHeart Canada capital stock held by such U.S. Holder.

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  Neither WorldHeart Delaware nor WorldHeart Canada will recognize any gain or loss as a result of the Reincorporation.

        A successful IRS challenge to the status of the Reincorporation as a reorganization would result in U.S. Holders being treated as if they sold such stock in a taxable transaction. In such event, a U.S. Holder would recognize gain or loss with respect to its shares of WorldHeart Canada equal to the difference between the U.S. Holder's basis in its WorldHeart Canada shares and the fair market value, as of the effective time of the Reincorporation, of the WorldHeart Delaware shares. In such event, a U.S. Holder's aggregate basis in the WorldHeart Delaware shares would equal their fair market value at such time and such U.S. Holder's holding period in such shares would begin the day after the Reincorporation.

        Effects of Code Section 367.    Notwithstanding qualification of the Reincorporation as a reorganization, U.S. Holders may nevertheless in certain circumstances recognize taxable income in connection with the Reincorporation under a different United States federal income tax provision, Code Section 367. U.S. Holders who own, directly or under certain stock attribution rules, 10% or more of the combined voting power of all classes of stock of WorldHeart Canada, which we refer to as a 10% Stockholder, will be required to recognize as dividend income a proportionate share of WorldHeart Canada's "all earnings and profits amount", if any, as determined under applicable United States Treasury Regulations. A U.S. Holder that is not a 10% Stockholder is not required to include any part of the "all earnings and profits amount" in income unless such U.S. Holder makes an election to do so, but absent such election (a "Deemed Dividend Election"), such U.S. Holder must recognize gain, but will not recognize any loss, upon the conversion of such U.S. Holder's WorldHeart Canada shares into WorldHeart Delaware shares if such shares have a fair market value of US$50,000 or more on the date of the Reincorporation. If such a U.S. Holder makes the Deemed Dividend Election, then such U.S. Holder would not recognize any gain upon the conversion of shares in the Reincorporation. A Deemed Dividend Election can be made only if we provide the U.S. Holder with information as to the "all earnings and profits" amount in respect of such U.S. Holder and the U.S. Holder elects and files certain notices with such holder's federal income tax return for the year in which the Reincorporation occurs. U.S. Holders are strongly urged to consult with their own tax advisors regarding whether to make the Deemed Dividend Election and, if advisable, the appropriate filing requirements with respect to this election.

        A U.S. Holder that is not a 10% Stockholder and owns shares in WorldHeart Canada with a fair market value of less than US$50,000 on the day of the Reincorporation is not subject to tax under Code Section 367 in the Reincorporation.

        We do not believe that any U.S. Holder has a positive "all earnings and profits amount" with respect to such U.S. Holder's WorldHeart Canada capital stock. Therefore, we believe that U.S. Holders who are 10% Stockholders, as well as those U.S. Holders who are not 10% Stockholders but who make the Deemed Dividend Election, should have no deemed dividend income and no recognized gain or loss on the conversion of shares of capital stock of WorldHeart Canada into shares of capital stock of WorldHeart Delaware in the Reincorporation. However, no assurance can be given that the IRS will agree with our determination that no U.S. Holder has a positive "all earnings and profits amount" in respect of its WorldHeart Canada shares. If the IRS were to adjust WorldHeart Canada's earnings and profits by a sufficient amount, a U.S. Holder could have a positive "all earnings and profits amount" in respect of its WorldHeart Canada shares and thereby recognize taxable income, although we believe such an adjustment is unlikely.

        Passive Foreign Investment Company Considerations.    In addition to the possibility of taxation under Code Section 367 as described in the preceding section, the Reincorporation might be a taxable event to U.S. Holders if WorldHeart Canada is or ever was a passive foreign investment company, or a PFIC, under Section 1297 of the Code, provided that Section 1291(f) of the Code is currently effective.

        Generally, a foreign corporation is a PFIC if 75% or more of its gross income for a taxable year is passive income or if, on average for such taxable year, 50% or more of the value of its assets held by the corporation during a taxable year produce or are held to produce passive income. Passive income includes dividends, interest, rents and royalties, but excludes rents and royalties that are derived in the active conduct of a trade or business and that are received from an unrelated person, as well as interest, dividends, rents and royalties received from a related person that are allocable to income of such related person other than passive income. If a foreign corporation is classified as a PFIC for any taxable year during which a U.S. Holder owns stock in the foreign corporation, the foreign corporation generally remains thereafter classified as a PFIC with respect to that stockholder. WorldHeart Canada believes that it is not and has never been a PFIC. Accordingly, the Reincorporation should not be a taxable event for any U.S. Holder based on an application of the PFIC rules. However, the determination of whether a foreign corporation is a PFIC is primarily factual and there is little administrative or judicial authority on which to rely to make a determination. Hence, the IRS might not agree that WorldHeart Canada is not and has never been a PFIC.

        Section 1291(f) of the Code generally requires that, to the extent provided in Treasury Regulations, a United States person who disposes of stock of a PFIC recognize gain notwithstanding any other provision of the Code. No final Treasury Regulations have been promulgated under this statute. Proposed Treasury Regulations were promulgated in 1992 with a retroactive effective date. If finalized in their current form, these Treasury Regulations would generally require gain recognition by United States persons exchanging stock of WorldHeart Canada for stock of WorldHeart Delaware, if

WorldHeart Canada were classified as a PFIC at any time during such United States person's holding period in such stock and such person had not made either a "qualified electing fund" election under Code Section 1295 for the first taxable year in which such U.S. Holder owned WorldHeart Canada shares or in which WorldHeart Canada was a PFIC, whichever is later; or a "mark-to-market" election under Code Section 1296. The tax on any such gain so recognized would be imposed at the rate applicable to ordinary income and an interest charge would apply based on a complex set of computational rules designed to offset the tax deferral to such stockholders on our undistributed earnings. However, we are unable to predict at this time whether, in what form, and with what effective date, final Treasury Regulations under Code Section 1291(f) will be adopted or whether the IRS might take the position that gain is required to be recognized under current law notwithstanding the absence of final Treasury Regulations.

  Consequences for Non-U.S. Holders

        Reincorporation.    The exchange of shares of WorldHeart Canada for shares of WorldHeart Delaware by a Non-U.S. Holder in the Reincorporation will not be a taxable transaction for such Non-U.S. Holder for United States federal income tax purposes, provided that the Reincorporation as expected qualifies as a reorganization as described above under "Consequences for U.S. Holders—Qualification as Reorganization."

        Dividends.    We do not anticipate paying cash distributions on our stock in the foreseeable future. However, if we pay distributions on shares of the stock of WorldHeart Delaware (which may include distribution of shares of WorldHeart Delaware Common Stock to holders of shares of preferred stock of WorldHeart Delaware and certain other stock distributions or deemed stock distributions), the amount of the distribution received by you will be a dividend for United States federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under United States federal income tax principles. Any part of the distribution received by you which is not a dividend will be a tax-free return of your capital to the extent of your tax basis in our common stock, and any excess will be treated as described below in "Gain on Disposition." Any such dividends paid to Non-U.S. Holders will generally be subject to withholding of United States federal income tax at the rate of 30%, or such lower rate as may be specified by an applicable income tax treaty if we have received proper certification (generally on IRS Form W-8BEN) of the application of such income tax treaty. A Non-U.S. Holder that is eligible for a reduced rate of United States federal withholding tax under an income tax treaty may obtain a refund or credit of any excess amounts withheld by filing an appropriate claim for a refund with the IRS.

        Dividends that are effectively connected with a Non-U.S. Holder's conduct of a trade or business in the United States and, if provided in an applicable income tax treaty, dividends that are attributable to a Non-U.S. Holder's permanent establishment in the United States, are not subject to the U.S. withholding tax, but are instead taxed on a net income basis at the regular graduated United States federal income tax rates. In that case, we will not have to withhold United States federal withholding tax if the Non-U.S. Holder complies with applicable certification and disclosure requirements (generally on IRS Form W-8ECI). In addition, dividends received by a foreign corporation that are effectively connected with the conduct of a trade or business in the United States may be subject to a branch profits tax at a 30% rate, or a lower rate specified in an applicable income tax treaty.

        Gain on Disposition.    A Non-U.S. Holder generally will not be subject to United States federal income tax, including by way of withholding, on gain recognized on a sale or other disposition of stock of WorldHeart Delaware unless any one of the following is true:

  •
  the gain is effectively connected with the Non-U.S. Holder's conduct of a trade or business in the United States and, if an applicable tax treaty requires, attributable to a U.S. permanent establishment maintained by such Non-U.S. Holder;

  •
  the Non-U.S. Holder is an individual who is present in the United States for 183 or more days in the taxable year of the sale, exchange or other disposition and certain other requirements are met; or

  •
  our stock constitutes a United States real property interest by reason of our status as a "United States real property holding corporation" (which we refer to as a USRPHC) for United States federal income tax purposes at any time during the shorter of the period during which such Non-U.S. Holder holds our stock or the 5-year period ending on the date such Non-U.S. Holder disposes of our stock and, in the event our stock is regularly traded on an established securities market for tax purposes, the Non-U.S. Holder held, directly or indirectly, at any time within the five-year period preceding such disposition more than 5% of such regularly traded stock.

        We do not anticipate that WorldHeart Delaware will become a USRPHC. However, since the determination of USRPHC status in the future will be based upon the composition of our assets from time to time and there are uncertainties in the application of certain relevant rules, there can be no assurance that we will not become a USRPHC in the future.

        U.S. Federal Estate Taxes.    Capital stock of WorldHeart Delaware owned or treated as owned by an individual who at the time of death is a Non-U.S. Holder will be included in his or her estate for United States federal estate tax purposes, unless an applicable estate tax treaty provides otherwise.

        Information Reporting and Backup Withholding.    A Non-U.S. Holder may have to comply with specific certification procedures to establish that the holder is not a United States person as described above (generally on IRS Form W-8BEN), or otherwise establish an exemption, in order to avoid backup withholding at a rate of 28% with respect to our payments of dividends on the stock of WorldHeart Delaware. Information returns will generally be filed with the IRS in connection with the payment of dividends.

        The payment of the proceeds of the disposition of stock by a Non-U.S. Holder to or through the United States office of a broker generally will be reported to the IRS and reduced by backup withholding. A Non-U.S. Holder will generally be exempt from backup withholding, however, if the Non-U.S. Holder either certifies its status as a Non-U.S. Holder under penalties of perjury or otherwise establishes an exemption and the broker has no actual knowledge to the contrary. Information reporting requirements, but not backup withholding, will also apply to payments of the proceeds from sales of our stock by foreign offices of United States brokers or foreign brokers with certain types of relationships to the United States, unless the broker has documentary evidence in its records that the holder is a Non-U.S. Holder and certain other conditions are met, or the holder otherwise establishes an exemption.

        Backup withholding is not an additional tax. Any amounts that we withhold under the backup withholding rules will be refunded or credited against the Non-U.S. Holder's United States federal income tax liability if certain required information is furnished to the IRS. Non-U.S. Holders should consult their own tax advisors regarding application of backup withholding in their particular circumstance and the availability of and procedure for obtaining an exemption from backup withholding under current United States Treasury Regulations.

        TO ENSURE COMPLIANCE WITH THE REQUIREMENTS IMPOSED BY INTERNAL REVENUE SERVICE CIRCULAR 230, WE INFORM YOU THAT ANY TAX STATEMENT HEREIN IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, BY ANY TAXPAYER FOR THE PURPOSE OF AVOIDING ANY TAX-RELATED PENALTIES UNDER THE UNITED STATES INTERNAL REVENUE CODE. ANY TAX STATEMENT HEREIN WAS WRITTEN IN CONNECTION WITH THE MARKETING OR PROMOTION OF THE TRANSACTIONS OR MATTERS TO WHICH THE STATEMENT RELATES. EACH TAXPAYER SHOULD SEEK ADVICE BASED ON THE TAXPAYER'S PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

  Canadian Tax Consequences

  General

        The following is a summary of the principal Canadian federal income tax consequences of the Continuance of our Company to Canadian-resident shareholders and optionholders of our Company and to United States-resident shareholders and optionholders of our Company.

        This summary applies only to shareholders who, for the purposes of the Income Tax Act (Canada) and the regulations thereunder (the "Tax Act"), hold their shares of our Company as capital property, deal at arm's length with our Company, and are not affiliated with our Company. A shareholder will generally be considered to hold shares as capital property unless the shareholder holds the shares in the course of carrying on a business of buying and selling securities or acquired the shares in a transaction that is considered to be an adventure in the nature of trade. Certain Canadian resident shareholders who might not otherwise hold their shares as capital property may, in certain circumstances, be entitled to have them treated as capital property by making an election in accordance with the Tax Act. Shareholders should consult their own tax advisors as to whether they hold their shares as capital property. Shareholders who do not hold their shares as capital property should consult their own tax advisors regarding the consequences of the Continuance to them.

        This summary does not apply to a shareholder to whom our Company is or will be a foreign affiliate within the meaning of the Tax Act, or who holds more than 10% of any class of our Company's shares or to a shareholder that is a "financial institution" within the meaning of the mark-to-market rules in the Tax Act.

        This summary assumes that all optionholders received their options in the course of their employment with the Company or an employer related to the Company.

        This summary of Canadian tax consequences are based on the current provisions of the Tax Act, the Canada-United States Income Tax Convention, 1980, as amended (the "Treaty"), and our Canadian tax counsel's understanding of current administrative and assessing practices and polices of the Canada Revenue Agency ("CRA") published in writing by it prior to the date hereof. This summary takes into account all proposed amendments to the Tax Act that have been announced by or on behalf of the Minister of Finance (Canada) prior to the date hereof. However, there is no assurance that such proposed amendments will be enacted in their current form, or at all. Apart from such proposed amendments, this summary does not take into account or anticipate any changes in law, whether by legislative, governmental, or judicial action. No advance income tax ruling has been obtained from the CRA to confirm the tax consequences of any of the transactions described in this proxy statement.

        This summary assumes that, after the Continuance, the Company will not be resident in Canada for purposes of the Tax Act and will be resident in the United States for purposes of the Treaty.

        This summary is not exhaustive of all possible Canadian federal income tax considerations applicable to the Continuance of our Company and does not include the consequences of any provincial, municipal, or other local tax laws or regulations, any tax laws of any jurisdictions outside of Canada, or any other tax laws other than the federal income tax laws of Canada.

        THE TAX SUMMARIES HEREIN PROVIDE GENERAL INFORMATION ONLY AND ARE NOT INTENDED TO BE LEGAL OR TAX ADVICE TO ANY PARTICULAR SHAREHOLDER OF OUR COMPANY. SHAREHOLDERS OF OUR COMPANY ARE STRONGLY ADVISED TO CONSULT WITH THEIR OWN TAX AND LEGAL ADVISORS REGARDING THE UNITED STATES AND CANADIAN INCOME TAX CONSEQUENCES OF THE CONTINUANCE IN THEIR PARTICULAR CIRCUMSTANCES.

  Our Company

        The change in our Company's residence from Canada to the United States as a result of the Continuance will cause our Company's tax year to end immediately before the Continuance, and a new tax year to begin at the time of the Continuance. Our Company will also be deemed to have disposed of all of its property immediately before the Continuance for proceeds of disposition equal to the fair market value of the property at that time and to have reacquired the property at a cost equal to the proceeds of disposition. This deemed disposition may cause our Company to incur Canadian tax liability on the basis of the resulting capital gains and income.

        Our Company will also be subject to a separate corporate emigration tax imposed on the amount by which the fair market value of all of our Company's property immediately before the Continuance exceeds the aggregate of its liabilities at that time and the amount of paid-up capital on all of the issued and outstanding shares of our Company's capital stock. Tax will be imposed at a rate of 5% on our Company's net assets determined under the foregoing formula, unless one of the main reasons for our Company changing its residence to the United States was to reduce the amount of this corporate emigration tax or the amount of Canadian withholding tax paid by our Company, in which case the rate will be 25%.

        Based on a review of our assets, liabilities and paid-up capital, as well as the tax loss carry forwards that will be available to us to offset any income resulting from the deemed disposition of our assets, management of the Company is of the view that there should not be material income or capital gains realized as a result of this deemed disposition. This conclusion is based in part on determinations of factual matters including the fair market value of our property. Furthermore, facts underlying management's assumptions and conclusions may also change prior to the effective time of the Continuance.

        The Company has not applied to the CRA for an advance income tax ruling as to the tax consequences of the Continuance and does not intend to apply for such a ruling. In addition, the Company has not applied to the CRA for a determination of its tax losses, and do not intend to apply for such a determination prior to the Continuance. There can be no assurance that the CRA will accept the valuations or the positions that the Company has adopted in calculating the amount of Canadian tax that will be payable upon the Continuance, including the Company's calculation of the amount of historical tax losses that are available to offset any taxes that would otherwise be payable upon the Continuance. Accordingly, there is no assurance that the CRA will conclude after the effective time of the Continuance that no Canadian federal taxes are due as a result of the Continuance or that the amount of Canadian federal taxes found to be due will not be significant.

        Due to the Company's change in residence upon the Continuance, the Company will no longer be subject to taxation in Canada on its worldwide income. However, if the Company carries on a business through a permanent establishment located in Canada, as that expression is defined in the Treaty, the Company will be subject to Canadian tax on business profits attributable to the permanent establishment.

        For the purposes of calculating any Canadian tax liability of our Company after the Continuance, the Company will be unable to deduct tax losses realized prior to becoming a Delaware corporation. The Continuance will therefore eliminate the Company's existing Canadian tax losses as a source of future deductions.

  Shareholders and Optionholders Resident in Canada

        The following portion of this summary of Canadian federal tax consequences applies to shareholders of our Company who are resident in Canada for the purposes of the Tax Act.

        The reduction of stated capital by the Company prior to Arrangement, followed by the increase in stated capital of the Company prior to the Continuance, will not result in any taxable income to the shareholders of the Company.

        Shareholders of our Company who continue holding shares of our stock after the Continuance will not be considered to have disposed of those shares by reason only of the Continuance. Accordingly, the Continuance will not cause these shareholders to realize a capital gain or capital loss on their shares, and will have no effect on the adjusted cost base of their shares of our Company.

        Following the Continuance, any dividends received by an individual shareholder of the Company will be included in the shareholder's income and not be eligible for the gross-up and dividend tax credit treatment generally applicable to dividends on shares of taxable Canadian corporations. Any dividends received by a corporate shareholder will be included in calculating that shareholder's income and will generally not be deductible. Canadian resident shareholders will generally be entitled to claim a foreign tax credit against their Canadian income tax for any withholding tax imposed by the United States on dividends paid by our Company.

        Following the Continuance, our common shares will continue to be listed on the NASDAQ Capital Market. Provided the common shares are listed on a designated exchange in Canada (such as the Toronto Stock Exchange) or, if listed outside of Canada, are listed on a designated stock exchange outside of Canada (such as the NASDAQ Capital Market), the common shares will continue to be a qualified investment for certain deferred income plans under the Tax Act, including trusts governed by deferred profit sharing plans, registered retirement savings plans, registered retirement income funds, registered education savings plans, registered disability savings plans and tax-free savings accounts. Shareholders should consult with their own advisors as to whether the shares of the Company will be prohibited investments under the Tax Act for tax-free savings accounts.

        Canadian residents are required under the Tax Act to report their foreign property holdings if the aggregate cost amount of their foreign holdings exceeds Cdn.$100,000. Following the Continuance, our shares will constitute foreign property for the purposes of this rule and their cost amount will count towards the calculation of the Cdn.$100,000 threshold.

  Dissenting Shareholders

        The amount paid by the corporation to dissenting shareholders will be considered to be a dividend to the extent the amount received by the dissenting shareholder from the Company exceeds the paid-up capital of the dissenting shareholder's shares. Further, the dissenting shareholder will realize a capital gain (or capital loss) to the extent the amount paid by the Company to the dissenting shareholder, less the amount of deemed dividend, if any, exceeds (or is less than) the dissenting shareholder's adjusted cost base of the shares.

  Optionholders

        Optionholders will not be considered to have disposed of their options in WorldHeart Canada on the exchange for options of WorldHeart Delaware.

  Shareholders and Optionholders Resident in the United States

        The following portion of this summary of Canadian federal tax consequences applies to shareholders and optionholders of our Company who are resident in the United States and not in Canada for the purposes of the Tax Act and the Treaty, who do not use or hold their shares or options in the course of carrying on a business in Canada and who are entitled to the benefits of the Treaty.

        Shareholders of our Company who continue holding shares of our stock after the Continuance will not be considered to have disposed of their shares by reason only of the Continuance. Accordingly, the

Continuance will not cause these shareholders to realize a capital gain or loss on their shares, and will have no effect on the adjusted cost base of their shares.

        After the Continuance, United States-resident shareholders of our Company will not be subject to Canadian withholding tax on dividends received from our Company.

        After the Continuance, the shares of our stock will not be taxable Canadian property to United-States resident shareholders, and therefore will not cause such shareholders to be subject to taxation in Canada on any subsequent disposition of the shares, provided that more than 50% of the fair market value of the shares is not derived directly or indirectly from one or any combination of real property situated in Canada, Canadian resource properties, and timber resource properties and provided that the shares are not owned by a person who, alone or together with other non-arm's length persons owns, or at any time in the previous 60 months owned, more than 25% of the shares.

  Dissenting Shareholders Resident in the United States

        The amount paid by the corporation to dissenting shareholders will be considered to be a dividend to the extent the amount received by the dissenting shareholder from the Company exceeds the paid-up capital of the dissenting shareholder's shares. Such dividend will be subject to Canadian withholding tax at the rate of 15%.

        Further, a dissenting shareholder will realize a capital gain (or capital loss) to the extent the amount paid by the corporation to the dissenting shareholder, less the amount of deemed dividend, if any, exceeds (or is less than) the dissenting shareholder's adjusted cost base of the shares. Such capital gain will not be subject to Canadian tax, provided the shares are not taxable Canadian property to the dissenting shareholder.

  Optionholders

        Optionholders will not be considered to have disposed of their WorldHeart Canada options as a result of the exchange of such options for WorldHeart Delaware options.

  SECURITIES ACT CONSEQUENCES

        The shares of WorldHeart Delaware common stock to be issued in exchange for our common shares are not being registered under the Securities Act. In that regard, WorldHeart Delaware is relying on Section 3(a)(10) of the Securities Act, which provides an exemption from registration for any security which is issued in exchange for one or more bona fide outstanding securities, where the terms and conditions of such issuance and exchange are approved, after a hearing upon the fairness of such terms and conditions, by a court expressly authorized by law to grant such approval. Based on interpretations of this exemption by the Securities and Exchange Commission ("SEC"), we believe that the approval of the Ontario Superior Court of the Reincorporation will satisfy the requirements of Section 3(a)(10).

        After the Reincorporation, WorldHeart Delaware will be a publicly-held company, WorldHeart Delaware Common Stock will be listed for trading on the NASDAQ Capital Market, and WorldHeart Delaware will file periodic reports and other documents with the SEC and provide to its stockholders the same types of information that we have previously filed and provided. Stockholders whose common shares are freely tradable before the Reincorporation will have freely tradable shares of WorldHeart Delaware Common Stock. Stockholders holding restricted WorldHeart Canada common shares will have shares of WorldHeart Delaware Common Stock which are subject to the same restrictions on transfer as those to which their present common shares are subject, and their WorldHeart Delaware stock certificates, when issued upon surrender of their common shares, will bear the same restrictive legend as appears on their present common share certificates. For purposes of computing compliance with the holding period requirement of Rule 144 under the Securities Act, stockholders will be deemed to have acquired their shares of WorldHeart Delaware common stock on the date they acquired their WorldHeart Canada common shares. In summary, WorldHeart Delaware and its stockholders will be in the same respective positions under the U.S. federal securities laws after the Reincorporation as were WorldHeart Canada and its shareholders prior to the Reincorporation.

  VOTE REQUIRED

        The affirmative vote of the holders of at least 66 2/3% of the votes cast by the holders of our common shares present in person or represented by proxy at the Meeting will be required to approve this Proposal 3, which will also constitute approval of (i) the Arrangement, the Certificate of Incorporation and the Bylaws of WorldHeart Delaware, (ii) the assumption by Worldheart Delaware of WorldHeart Canada's employee benefit plans, (iii) the exchange, amendment and conversion by Worldheart Delaware of outstanding stock options and warrants of WorldHeart Canada and (iv) WorldHeart Delaware's indemnification agreements with its officers and directors in substantially the form attached as Appendix G. Abstentions and broker non-votes will be counted towards a quorum but are not counted towards the vote total for this proposal.

        The Arrangement cannot be completed if the Stated Capital Reduction Resolution (Proposal 4) does not receive the requisite shareholder approval and the Arrangement will not be effected by WorldHeart unless the Stated Capital Reduction Resolution receives the requisite shareholder approval.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 3

PROPOSAL 4

REDUCTION OF STATED CAPITAL OF THE CORPORATION

        To complete the Arrangement under the CBCA, WorldHeart cannot be "insolvent" for the purposes of subsection 192(2) of the CBCA, which states that a corporation is deemed to be insolvent: (a) if it is unable to pay its liabilities as they become due; or (b) if the realizable value of its assets is less than the aggregate of its liabilities and stated capital of all classes of its shares. WorldHeart is able to pay its liabilities as they become due, however, the realizable value of its assets is less than the aggregate of its liabilities and stated capital of the WorldHeart Common Shares, and on this basis, it is "insolvent" for the purposes of subsection 192(2) of the CBCA.

        Prior to the mailing of this proxy statement, we obtained the Interim Order. Pursuant to such Interim Order, we are required to return to the Court for the Final Order in order to complete the Arrangement. At the hearing, the Court will be asked to approve the terms and conditions of the Arrangement. In hearing the petition for the Final Order, the Court will consider, among other things, the fairness and reasonableness of the Arrangement and compliance with the statutory requirements for completing an arrangement under the CBCA, including the satisfaction of the solvency test as discussed above.

        Pursuant to subsection 38(1) of the CBCA, a corporation may, by special resolution passed by the holders of 66 2/3% of the common shares present in person or by proxy at a meeting, reduce its stated capital for any purpose. In order to ensure that the realizable value of our assets is not less than the aggregate of our liabilities and the stated capital of our common shares at the time the Arrangement is completed, the shareholders are being asked to reduce the stated capital to US$1.00. We are proposing to reduce the stated capital of our common shares and to add such amount to the contributed surplus of the Company, with no distribution being made to the shareholders. The reduction in stated capital will have no effect on the deficit in the shareholders' equity accounts.

        We have determined that completion of the stated capital reduction is necessary to ensure that the tests outlined in subsection 192(2) of the CBCA will be met at the time the Final Order is sought. As part of the Arrangement, an amount of the contributed surplus will be converted at the effective time of the Arrangement to increase the stated capital of the WorldHeart Canada common shares from US$1.00 to US$200 million and such increase in stated capital pursuant to the Arrangement will not contravene subsection 26(4) of the CBCA as more fully described under Proposal 3 of this proxy statement.

        The affirmative vote of the holders of 66 2/3% of the votes cast by holders of our common shares present in person or represented by proxy at the Meeting will be required to approve this Proposal 4. Abstentions and broker non-votes will be counted towards a quorum but are not counted towards the vote total for this proposal.

        The Arrangement (Proposal 3) cannot be completed if the Stated Capital Reduction Resolution (this Proposal 4) does not receive the requisite shareholder approval and the Stated Capital Reduction will not be effected by WorldHeart unless the Arrangement Resolution receives the requisite shareholder approval.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 4

PROPOSAL 5

APPROVAL OF AN AMENDMENT TO THE WORLD HEART CORPORATION
2006 EQUITY INCENTIVE PLAN

        The Board of Directors originally adopted the World Heart Corporation 2006 Equity Incentive Plan (the "Plan" or the "2006 option plan"), formerly known as the World Heart Corporation Employee Stock Option Plan, on November 10, 2006, and it became effective on December 20, 2006 after approval of the shareholders at the 2006 Meeting of Shareholders. The Plan was amended following approval by the Board of Directors on August 5, 2008 and approval by the shareholders on October 9, 2008 at the 2008 Special Meeting of Shareholders. A copy of the Plan as proposed to be amended is attached to this proxy statement as Appendix J.

        At the Meeting, you are being asked to approve an amendment to the Plan to increase the maximum number of common shares reserved for issuance under the Plan by 700,000 common shares, representing approximately 5% of the Company's outstanding common shares as of August 13, 2009, from 1,466,667 shares to 2,166,667 shares. The Board of Directors approved this amendment to the Plan on March 25, 2009, subject to shareholder approval at the Meeting.

        The Plan is an integral element of the Company's overall compensation strategy to align employee compensation with the Company's business objectives, strategy and performance. The Plan is designed to reward the Company's employees for delivering measurable results. The Company is dependent on its ability to attract and retain qualified scientific, technical and key management personnel. The purpose of the Plan is to enable the Company to attract, retain and reward highly qualified individuals who contribute to our success and motivate them to enhance the value of the Company.

        As of August 13, 2009, approximately 13,820 common shares were available for grant under the Plan and 1,388,108 options exercisable for common shares were outstanding under the Plan at a weighted average exercise price of $9.57 and with a weighted average remaining life of 9.5 years. The Plan is the only plan under which we currently have authority to grant options or stock awards.

        The affirmative vote of the holders of a majority of the votes cast by holders of our common shares present in person or represented by proxy at the Meeting will be required to approve this Proposal 5. Abstentions and broker non-votes will be counted towards a quorum but are not counted towards the vote total for this proposal.

        THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 5

SUMMARY DESCRIPTION OF THE PLAN

        The following description of the Plan below is qualified in its entirety by reference to the provisions of the amended and restated Plan itself, which as proposed to be amended is attached to this proxy statement as Appendix J.

  Purpose of the Plan

        The Company, by means of the Plan, seeks to retain the services of persons who are now employees, directors or consultants of the Company, to secure and retain the services of new employees, directors and consultants and to provide incentives for such persons to exert maximum efforts for the success of the Company and its affiliates. The purpose of the Plan is to provide a means by which employees, directors and consultants of the Company may be given an opportunity to benefit from increases in value of the Company's common shares through the granting of the following types of awards: (i) incentive stock options; (ii) non-statutory stock options; (iii) stock appreciation rights; (iv) restricted stock awards; (v) restricted stock units awards; (vi) performance shares; and (vii) other share-based awards. As of August 13, 2009, the last reported sales price of the Company's common shares on NASDAQ was $5.27. As of August 13, 2009, 59 employees and consultants, including six executive officers, and seven non-employee directors are entitled to participate in the Plan.

Plan Basics
Eligible participants:	Employees, directors and consultants of the Company and its affiliates
Types of awards:	Incentive stock options	Restricted stock awards
	Non-statutory stock options	Restricted stock unit awards
	Stock appreciation rights	Performance shares
Other share-based awards
Shares available for issuance:

Subject to adjustments and the proposed amendment, 2,166,667 shares of the Company's common stock are reserved under the Plan. If any outstanding option or stock appreciation right expires or is terminated or any restricted stock or other share-based award is forfeited, then the shares allocable to the unexercised or forfeited portion of the award may again be available for issuance under the Plan.

Limitations:	No more than 3,000,000 shares of common stock subject to stock awards may be granted to an eligible participant in any calendar year.
Administration:	The Plan will be administered by the Compensation Committee of the Board of Directors.

Effective date:	The Plan became effective on December 20, 2006 upon approval by the Company's shareholders.
Plan term:	The Plan will terminate on November 10, 2016, the tenth anniversary of the date of Board of Directors approval, unless earlier terminated by the Board of Directors.
Capitalization adjustments:

Share reserve, limitations, purchase price and number of shares subject to outstanding stock awards may be adjusted in the event of a stock split, reverse stock split, stock dividend, merger, consolidation, reorganization, recapitalization, or similar transaction.

Change in control:	If acquiring entity refuses to assume or substitute for the stock award, then vesting and exercisability of stock awards will be accelerated in full.
Awards in foreign countries:	The Board of Directors may adopt modifications, procedures and sub-plans as may be necessary or desirable to grant stock awards to employees and directors who are working outside of the United States.
Repricing and option exchange programs:	Not permitted without shareholder approval.
Stock Options and Stock Appreciation Rights
Term:	Not more than 10 years from the date of grant.
Exercise price:

Not less than 100% of the fair market value of the underlying stock on the date of grant. The fair market value is generally the closing price for shares of the Company's common stock on the trading day prior to the day of determination on the NASDAQ Capital Market, as reported in the Wall Street Journal or such other source as the Board of Directors deems reliable.

Method of exercise:	Cash	Delivery of common stock (including delivery by attestation)
	Net exercise	Any other form of legal consideration
Broker-assisted same day sale
Transferability:

Incentive stock options are nontransferable, except upon death. Non-statutory stock options and stock appreciation rights are transferable upon death or divorce. With permission of the Board of Directors some non-statutory stock options may be transferred to certain family members of the optionholder.

Vesting:	To be determined by the Board of Directors at the time of grant; the Board of Directors may accelerate vesting and exercisability at any time.

Termination of service:	Unvested portion of option or stock appreciation right is forfeited; limited post-termination exercise period may be imposed, for example:
• three months after continuous service to the Company or an affiliate terminates, except:
—immediately if separation is for cause.
—at least six months if separation due to disability.
—at least six months if separation due to death.
Payment:	Stock appreciation rights may be settled in cash (subject to variable plan accounting), stock, or in a combination of cash and stock.
Restricted Stock Awards; Restricted Stock Unit Awards; Performance Shares; and Other Share-Based Awards
Purchase price:	Determined by the Board of Directors at time of grant; may be zero if permissible under applicable law.
Consideration:	Determined by the Board of Directors at the time of grant; may be in any form permissible under applicable law.
Vesting:	Determined by the Board of Directors at time of grant; may be based on achievement of performance objectives. The Board of Directors may accelerate vesting at any time.
Performance objectives:

The Board of Directors may condition the grant or vesting of stock awards upon the attainment of one or more of the performance objectives listed below or upon such other factors as the Board of Directors may determine.

	• Return on total shareholder equity	• Revenues
	• Net income	• Return on total capital
	• Stock price	• Profit before taxation
	• Net earnings	• Product development milestones
	• Related return ratios	• Clinical trial milestones
• Cash flow
• Earnings before interest, taxes, depreciation, and amortization
Transferability:	Stock awards are transferable as provided in the applicable stock award agreement.
Termination of service:	Unvested portion of the stock award is forfeited.
Dividend equivalents:	Dividend equivalents may be credited in respect of common stock equivalents underlying restricted stock unit awards and performance shares.

Payment:

Restricted stock, restricted stock units and performance shares may be settled only in common stock. Other share-based awards may be settled in cash (subject to variable plan accounting), stock, or in a combination of cash and stock.

Deferral of award payment:

The Board of Directors may establish one or more programs to permit selected participants to elect to defer receipt of consideration upon vesting of restricted stock unit awards and performance shares, the satisfaction of performance objectives, or other events which would entitle the participant to payment, receipt of common stock or other considerations.

U.S. FEDERAL INCOME TAX CONSEQUENCES

        The following is only a brief summary of the effect of U.S. federal income taxation on the Plan participants and the Company. This summary does not discuss the income tax laws of any other jurisdiction (such as a local, state or country in which the recipient of the award may reside). For purposes of this discussion "Code" is the Internal Revenue Code of 1986, as amended.

        Incentive Stock Options.    No regular federal income tax will be payable by the participant or the Company at the time of grant or exercise of an incentive stock option that satisfies the requirements of Code Section 422; however, alternative minimum tax may be payable upon exercise on the difference between the exercise price and the fair market value of the shares. The participant will recognize long term capital gain or loss on the sale or exchange of the shares acquired upon the exercise of the incentive stock option if the participant sells or exchanges the shares at least two years after the date of grant and more than one year after the date of exercise. If the participant sells or exchanges the shares earlier than the expiration of these two holding periods, then the participant will recognize ordinary income equal to the lesser of the difference between the exercise price of the option and the fair market value of the shares on the date of exercise and the difference between the sales price and the exercise price. Any additional gain on the sale of the shares will be capital gain. The Company will be entitled to deduct the amount, if any, that the participant recognizes as ordinary income, subject to certain reporting requirements.

        Non-statutory Stock Options.    No tax will be payable by the participant or the Company at the time of grant of a non-statutory stock option. Upon exercise of a non-statutory stock option, the excess, if any, of the fair market value of the shares with respect to which the award is exercised over the exercise price of the award will be treated for U.S. Federal tax purposes as ordinary income. Any additional profit or loss realized on the sale or exchange of the shares will be treated as a capital gain or loss. The Company will be entitled to deduct the amount, if any, by which the fair market value of the shares on the date of exercise exceeds the exercise price.

        Restricted Stock.    Generally, no taxes are due when the restricted stock award is initially granted and no deduction will be taken by the Company at that time. The difference between the fair market value of the shares subject to the award and the price paid for such shares, if any, is taxable as ordinary income when the shares are no longer subject to a "substantial risk of forfeiture" (i.e., become vested or transferable) or upon grant if a valid section 83(b) election is made. The Company will be entitled to a corresponding deduction at the time the participant is subject to tax. Any additional profit or loss realized on the sale or exchange of the shares will be treated as a capital gain or loss.

        Restricted Stock Units and Performance Shares.    Generally, no taxes are due when the restricted stock units or performance shares are initially granted and no deduction is taken by the Company at that time. Subject to the award satisfying the requirements of Code Section 409A, the fair market value of the shares awarded is taxable to the participant when such shares are paid to the participant. The

Company will be entitled to deduct the amount, if any, that the participant recognizes as ordinary income.

        Stock Appreciation Rights.    No taxes are due upon grant of stock appreciation rights. Upon exercise of stock appreciation rights, the value of the shares or other consideration received is generally taxable to the recipient as ordinary income.

        Section 162(m).    Section 162(m) denies a deduction to any publicly held corporation for compensation paid to certain "covered employees" in a taxable year to the extent that compensation to such covered employee exceeds $1 million. Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. Stock awards will qualify as "performance-based compensation" if the grant of the stock award or the vesting of the stock award is subject to one or more performance objectives that satisfy the requirements of Section 162(m).

        Deferred Compensation.    Subject to further guidance from the Internal Revenue Service, restricted stock awards, restricted stock unit awards and performance shares that may be deferred beyond the vesting date are deferred compensation subject to the design limitations and requirements of Code Section 409A. Code Section 409A generally would not apply to stock options granted under the Plan. There are significant penalties placed on the individual employee if compensation does not conform to the strict requirements of Code Section 409A.

        All of the awards under the Plan will be discretionary. Therefore, the benefits and amounts that may be granted to Company's executive officers, directors and other employees under the Plan are not determinable. As of the date of this proxy statement, there has been no determination by the Compensation Committee with respect to future awards under the Plan. The following table shows the number of shares of common stock issuable upon exercise of options and stock awards granted to the Named Executive Officers (as defined below) and named groups under the Plan as of August 13, 2009, subject to the shareholders' approval of the increase in the number of shares authorized for issuance under the Plan:

New Plan Benefits

Name & Position	Number of Units (#)	Dollar Value ($)
Jal S. Jassawalla, President and Chief Executive	0	$0
David Pellone, Chief Financial Officer	0	$0
Piet Jansen, Chief Medical Officer	0	$0
All Current Non-Executive Directors as a Group	64,000	$160,000
All Current Non-Executive Officer Employees as a Group	0	$0
All Current Executive Officers as a Group	0	$0

 SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The table below sets forth information regarding the beneficial ownership of common shares as of August 10, 2009 by: (i) each person or entity known by us to own beneficially more than 5% of our outstanding common shares; (ii) each Named Executive Officer named in the Summary Compensation Table; (iii) each director and nominee for director; and (iv) all of our executive officers and directors as a group. Beneficial ownership is determined in accordance with the rules of the SEC. The number of common shares used to calculate the percentage ownership of each listed person includes the common shares underlying options, warrants or other convertible securities held by them that are exercisable within 60 days after August 10, 2009.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	% of Outstanding Shares(1)
Venrock Partners(2) 3340 Hillview Avenue Palo Alto, CA 94304	3,666,666	27.7%
New Leaf Venture Management II, L.L.C.(3) 7 Times Square, Suite 1603 New York, NY 10036	3,333,333	25.2%
Austin W. Marxe and David M. Greenhouse(4) 153 East 53rd Street New York, NY 10022	3,061,335	23.1%
Abiomed Inc.(5) 22 Cherry Hill Drive Danvers, MA 01923	2,731,667	20.6%
Jal S. Jassawalla(6)	11,635	*
Pratap Khanwilkar(7)	2,830	*
Phil J. Miller(8)	2,521	*
Piet Jansen, M.D.(9)	2,492	*
William C. Garriock(10)	611	*
Gary W. Goertz(11)	222	*
Michael Sumner Estes, Ph.D.(12)	222	*
David Pellone(13)	100	*
John Alexander Martin(14)	—	*
Anders D. Hove(2)	—	*
Jeani Delagardelle(3)	—	*
Austin W. Marxe(4)	—	*
Michael R. Minogue(5)	—	*
All Directors and Executive Officers as a Group (13 persons)(15)	20,633	0.2%

*
Less than 1%

(1)
Percentage ownership is based on 13,253,964 common shares outstanding as of July 31, 2009.

(2)
Venrock Associates V, L.P. is the record owner of 3,308,433 common shares, Venrock Entrepreneurs Fund V, L.P. is the record owner of 77,733 common shares, and Venrock Partners V, L.P. is the record owner of 280,500 common shares. Collectively, Venrock Associates V, L.P., Venrock Entrepreneurs Fund V, L.P. and Venrock Partners V, L.P. (together, "Venrock") are the record owners of 3,666,666 common shares (the "Venrock Shares"). As the general partners of Venrock Associates V, L.P., Venrock Entrepreneurs Fund V, L.P. and Venrock Partners V, L.P., respectively, Venrock Management V, LLC, VEF Management V, LLC and Venrock Partners Management V, LLC (the "General Partners") may be deemed to own beneficially all of the Venrock Shares. Each General Partner disclaims beneficial ownership of the Venrock Shares except to the extent of their indirect pecuniary interest therein. In addition, Brian Ascher, Michael Brooks, Eric Copeland, Anthony Evnin, Anders Hove, Bryan Roberts, Ray Rothrock, David Siminoff, Anthony Sun, and Michael Tyrrell (collectively, the "Members") are the members of each of the General Partners and may be deemed to own beneficially all of the Venrock Shares. Each Member disclaims beneficial ownership of the Venrock Shares except to the extent of their indirect pecuniary interest therein. Venrock is entitled to a board nominee on our Board of Directors depending on certain ownership requirements of our common shares. Anders Hove is a director on our Board of Directors as a designee of Venrock.

(3)
As the sole general partner of New Leaf Ventures II, L.P. ("New Leaf"), New Leaf Venture Associates II, L.P. ("NLVA") may be deemed to own beneficially the common shares owned by New Leaf. As the sole general partner of NLVA, New Leaf Venture Management II, L.L.C. ("NLV Management") may be deemed to own beneficially the common shares owned by New Leaf. As the individual Managing Directors of NLV Management, each of Srinivas Akkaraju, Philippe Chambon, Jeani Delagardelle, Ron Hunt, Vijay Lathi and James Niedel also may be deemed to own beneficially the common shares owned by New Leaf. Each of NLVA, NLV Management and each of the foregoing Managing Directors disclaims beneficial ownership of such common shares except to the extent of their pecuniary interest therein, if any. New Leaf is entitled to a board nominee on our Board of Directors depending on certain ownership requirements of our common shares. Jeani Delagardelle is a director on our Board of Directors pursuant to a designation by New Leaf.

(4)
Based solely on the Schedule 13D/A filed on December 10, 2008 and the Form 4 filed on July 31, 2009, includes (i) 533,333 common shares held by Special Situations Cayman Fund, L.P., (ii) 1,468,366 common shares held by Special Situations Fund III QP, L.P., (iii) 533,332 common shares held by Special Situations Private Equity Fund, L.P., (iv) 184,923 shares of common stock owned by Special Situations Life Sciences Fund, L.P., (v) 333,333 shares held by Austin W. Marxe and (vi) 8,048 shares held by David M. Greenhouse. Each of Messrs. Marxe and Greenhouse have sole voting and investment power over the shares held in their respective names. MGP Advisors Limited ("MGP") is the general partner of the Special Situations Fund III, QP, L.P. and the general partner of and investment adviser to the Special Situations Fund III, L.P. AWM Investment Company, Inc. ("AWM") is the general partner of MGP, the general partner of and investment adviser to the Special Situations Cayman Fund, L.P. and the investment adviser to the Special Situations Fund III, QP, L.P., the Special Situations Private Equity Fund, L.P. and the Special Situations Life Sciences Fund, L.P. Austin W. Marxe and David M. Greenhouse are the principal owners of MGP and AWM. Through their control of MGP and AWM, Messrs. Marxe and Greenhouse share voting and investment control over the portfolio securities of each of the funds listed above. Special Situations Fund III QP, L.P., Special Situations Cayman Fund, L.P., Special Situations Private Equity Fund, L.P. and Special Situations Life Sciences Fund, L.P. (collectively, the "Special Situations Funds") are entitled to designate a nominee for election to our Board of Directors so long as certain ownership requirements are met. Austin W. Marxe is a member of our Board of Directors pursuant to a designation by the Special Situations Funds.

(5)
Based solely on the Schedule 13D/A filed on December 22, 2008, by ABIOMED, Inc. ("Abiomed"), includes 2,866,666 of our common shares as a result of Abiomed's conversion of the full amount of principal and interest owed on the US$5,000,000 8% Secured Convertible Promissory Note (the "Note") previously issued to Abiomed by us and WHI, Abiomed's release of the security interest in all of our assets and those of WHI that secured the Note, termination of the warrant Abiomed held to purchase 113,333 of our common shares, and forgiveness of other amounts owed to Abiomed by us. Abiomed is a company publicly traded on the NASDAQ Global Market under the symbol "ABMD." Abiomed is entitled to designate a nominee for election to our Board of Directors so long as certain ownership requirements are met. Michael R. Minogue is a director on our Board of Directors pursuant to a designation by Abiomed.

(6)
Includes options for 9,626 common shares. All of those options are exercisable within 60 days of August 10, 2009. Includes 576 performance bonus shares. Also includes 1,433 shares held by Jal S. Jassawalla and Janette Diane Jassawalla, Trustees for the Jassawalla Family Trust U/A DTD 06/28/94.

(7)
Includes options for 1,861 common shares. All of those options are exercisable within 60 days of August 10, 2009. Also includes 285 performance bonus shares and 684 shares held by Mr. Khanwilkar.

(8)
Includes options for 1,528 common shares. All of those options are exercisable within 60 days of August 10, 2009. Also includes 276 performance bonus shares and 717 shares held by Mr. Miller.

(9)
Includes options for 1,472 common shares. All of those options are exercisable within 60 days of August 10, 2009. Also includes 354 performance bonus shares and 667 shares held by Mr. Jansen.

(10)
Includes options for 611 common shares. All of those options are exercisable within 60 days of August 10, 2009.

(11)
Includes options for 222 common shares. All of those options are exercisable within 60 days of August 10, 2009.

(12)
Includes options for 222 common shares. All of those options are exercisable within 60 days of August 10, 2009.

(13)
Includes 100 performance bonus shares. Mr. Pellone terminated employment with us in July 2008, but continues to perform consulting services.

(14)
John Alexander Martin joined WorldHeart as President and Chief Executive Officer on February 4, 2009.

(15)
Includes an aggregate of 20,633 options held by executive officers and directors as a group that are exercisable within 60 days of August 10, 2009. In addition, see footnotes (2), (3), (4) and (5).

 EQUITY COMPENSATION PLAN INFORMATION

        The following table provides information with respect to our 2006 Equity Incentive Plan, formerly known as the World Heart Corporation Employee Stock Option Plan, which was the only equity compensation plan in effect as of August 10, 2009. This Plan was initially adopted in December 1996 and was amended and restated several times. The most recent amendments were approved by our shareholders on December 20, 2006, October 9, 2008 and a current amendment is proposed at this Meeting.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	1,388,108	$9.57	13,820
Equity compensation plans not approved by security holders	—	$—	—
Total	1,388,108	$9.57	13,820

 COMPENSATION OF EXECUTIVE OFFICERS

        The following table shows all compensation awarded to, earned by, or paid to Jal S. Jassawalla, our President and Chief Executive Officer from January 1, 2007 to February 4, 2009, and to David Pellone, our Acting Vice President, Finance and Chief Financial Officer, and Piet Jansen, our Chief Medical Officer, our two other most highly compensated executive officers at the end of fiscal year 2008 (the "Named Executive Officers"). The table is for the fiscal years ended December 31, 2008 and 2007.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards (3) ($)	Option Awards (1) ($)	Non-Equity Incentive Plan Compensation(4) ($)		Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
Jal. S. Jassawalla	2008	$287,399	—	—	—	$57,480		—	$4,886	(5)(9)	$349,765
President and	2007	277,680	—	70,807	482,246	23,603		—	3,564	(5)	857,900
Chief Executive Officer
David Pellone(7)	2008	245,596	—	—	—	—		—	1,432	(5)	247,028
Vice President, Finance and	2007	56,077	—	12,239	27,590	4,080		—	1,023	(5)	101,009
Chief Financial Officer
Piet Jansen, M.D.(6)	2008	269,296	—	—	—	37,251	(8)	—	23,353	(2)	329,900
Chief Medical Officer	2007	242,278	—	43,493	56,262	21,235	(8)	—	13,993	(2)	377,261

(1)
Represents the FAS 123R value of the stock options to purchase our common shares. The options vest after one year from the date of grant over a three year period. World Heart did not issue stock options to executive officers in 2008. 2007 FAS 123R value of stock options granted has not been adjusted to reflect the 30:1 reverse stock split of the Company's common shares that occurred in October 27, 2008. For additional information on the valuation assumptions with respect to these options, refer to Note 12 of the Notes to our Consolidated Financial Statements in our Form 10-K for the year ended December 31, 2008, as filed with the SEC on March 30, 2009. These amounts represent the fair value of the awards on the grant date and do not correspond to the actual income that will be recognized by the officers.

(2)
Includes $1,100 each in car allowances for both 2008 and 2007 and $3,310 and $2,700 in health care benefits paid to Dr. Jansen in Euros, for 2008 and 2007, respectively, converted to US dollars using the quarterly average exchange rates. Also includes $12,105 and $10,200 rent paid directly to Dr. Jansen's landlord in California in 2008 and 2007, respectively and $6,838 reimbursed to Dr. Jansen for other living expenses while in California during 2008.

(3)
Represents the value of performance bonus shares earned and recognized for financial reporting purposes in 2007 and issued in 2008.

(4)
Represents 2008 cash performance bonus earned in 2008 and paid in 2009. Also represents cash portion of the performance bonus earned in 2007 and paid in 2008.

(5)
Represents Group Term Life Insurance premiums paid in 2008 and 2007.

(6)
In 2008, more than 60% of Dr. Jansen's time was spent in California and he was paid in Euros in the Netherlands under World Heart B.V. This amount was converted to US dollars using the quarterly exchange rate for each pay period. Dr. Jansen is paid once each month.

(7)
Mr. Pellone terminated his employment with us on July 1, 2008, but continues to perform consulting services. Mr. Pellone's compensation includes salary through June 2008 of $99,196 and $146,400 in consulting fees paid in 2008.

(8)
This amount also includes clinical bonus in the amount of $2,828 and $6,737 earned on Novacor LVAS sales for 2008 and 2007, respectively.

(9)
Includes 401(k) plan employer matching contributions for 2008. Employer matching program was continued in October 2008.

NARRATIVE DISCLOSURES TO SUMMARY COMPENSATION TABLE

        It is our policy to award stock options at an exercise price equal to the closing price of our common shares on the business day prior to the date of the grant in accordance with the terms of our shareholder-approved 2006 Equity Incentive Plan, formerly known as World Heart Corporation Employee Stock Option Plan. For purposes of determining the exercise price of stock options, the grant date is deemed to be the date on which the Compensation Committee approves the stock option grant. In 2007, we began granting performance share awards to our employees, including our Named Executive Officers.

        On October 27, 2008, we completed a reverse stock split of the common shares on the basis of one post-consolidated common share for each 30 pre-consolidated common shares. All numbers of common shares reflected herein are shown on a post-consolidated basis, unless otherwise noted.

        We entered into an offer letter with Mr. John Alexander Martin effective February 4, 2009. Mr. Martin is entitled to receive an initial annual base salary of $320,000. Mr. Martin is also eligible for a target bonus of up to 30% of his annual base salary, based upon the achievement of objectives to be agreed upon by the Board of Directors or Compensation Committee. Mr. Martin will also be provided with reimbursement for certain relocation-related expenses in an amount of up to $107,000, plus additional tax gross-up payments. On February 5, 2009, Mr. Martin received an option to purchase 397,618 common shares of the Company at $2.35 per share pursuant to the Company's 2006 option plan. The option vests at the rate of 25% of the shares on the twelve month anniversary of Mr. Martin's appointment as President and Chief Executive Officer, with the remaining shares vesting monthly thereafter over a three year period, subject to his continued employment. Contingent on his continued employment, Mr. Martin will also be eligible to receive additional equity incentive grants on the first and second anniversaries of his appointment as President and Chief Executive Officer, conditioned upon the achievement of certain as-yet-undetermined performance metrics. Such grants will provide Mr. Martin with the option to purchase that number of shares representing 0.5% of the Company's total issued and outstanding shares as of the respective grant date, subject to vesting monthly over a four year period and subject to his continued employment.

        We entered into an employment arrangement with Mr. Jal S. Jassawalla on April 9, 2009. The employment agreement amended, restated and superseded in its entirety the prior offer letter between the Company and Mr. Jassawalla dated June 23, 2000, as amended. Mr. Jassawalla's initial base annual salary under the employment agreement is $287,400. Mr. Jassawalla will be eligible for a target bonus of up to 25% of his annual base salary, to be awarded at the discretion of the Board of Directors as exercised in accordance with the incentive compensation practices and plans of the Board of Directors and the Compensation Committee from year to year. On April 9, 2009, the Compensation Committee, upon delegation by the Board of Directors, approved a grant to Mr. Jassawalla of an option to purchase 265,079 common shares of the Company at $2.50 per share pursuant to the Company's 2006 option plan. The option will vest at the rate of 25% of the shares on the twelve month anniversary of February 4, 2009, with the remaining shares vesting monthly thereafter over a three year period, subject to his continued employment. Contingent on his continued employment, Mr. Jassawalla will also be eligible to receive additional equity incentive grants on the first and second anniversaries of February 4, 2009, conditioned upon the achievement of certain as-yet-undetermined performance metrics. Such grants will provide Mr. Jassawalla with the option to purchase that number of shares representing 0.5% of the Company's total issued and outstanding shares as of the respective grant date, subject to vesting monthly over a four year period and subject to his continued employment. Any unvested stock options outstanding as of February 4, 2009 will continue to vest during Mr. Jassawalla's employment pursuant to their existing terms. Mr. Jassawalla was granted performance shares in 2007 which are earned upon the achievement of certain performance milestones related to our strategic and financing goals and activities. These performance shares are fully vested when paid upon the Compensation Committee's or the Board of Directors' determination that the performance goals have been achieved. Performance

Shares are paid in cash and stock. With respect to the 2007 performance shares grant, Mr. Jassawalla earned $23,603 in cash and 576 common shares to be paid in 2008.

        We entered into an employment agreement with Mr. David Pellone on August 30, 2007. Mr. Pellone was entitled to receive an initial annual salary of $180,000. He received an initial stock option grant for 500 common shares and was eligible to receive future option grants pursuant to our 2006 option plan. The option will vest annually over a three-year period. Mr. Pellone was paid approximately $21,000 in consulting fees for services performed prior to joining the Company as an employee. Mr. Pellone was not granted performance shares in 2007; however, the Compensation Committee determined that Mr. Pellone would receive $4,080 in cash and 100 common shares to be paid in 2008 with respect to his contributions in 2007. On July 1, 2008, the Company announced that Mr. David Pellone had resigned as an employee of the Company, effective July 1, 2008. As approved by the Board of Directors, Mr. Pellone will provide certain consulting services to the Company and serve as the acting Vice President, Finance and Chief Financial Officer of the Company during the term of his consulting agreement. The Company and Pellone Enterprises Incorporated, a company controlled by Mr. Pellone, have entered into a consulting agreement, dated as of June 19, 2008, pursuant to which the consultant, through Mr. Pellone, will provide certain financial management and consulting services to the Company commencing July 2, 2008 and ending on September 30, 2008, unless earlier terminated by the Company or Mr. Pellone, with 60 days written notice. On October 30, 2008, we and Mr. Pellone agreed to amend the consulting agreement to extend the period of Mr. Pellone's consulting services under the Consulting Agreement to March 31, 2009 and on July 31, 2009, we entered into a further amendment with Mr. Pellone to extend his consulting services to December 31, 2009. Under the consulting agreement, as amended, Mr. Pellone receives a consulting fee of $150 per hour and a retention bonus of $15,000 was paid to Mr. Pellone upon completion of the Company's 2008 financial filings. In the consulting agreement, Mr. Pellone has agreed to certain customary confidentiality, invention and non-solicitation covenants.

        We entered into an employment arrangement with Piet Jansen, M.D. on December 9, 2003. That arrangement was updated on October 12, 2004, and again on July 12, 2006. Under the current agreement, as our Chief Medical Officer, he receives an annual base salary of $205,000 and received an advance of $50,000 in 2006 for reimbursement of moving expenses for his relocation to Oakland, California. The initial term of employment under the current agreement was eighteen months from July 12, 2006, during which time Dr. Jansen could be terminated only for cause (as defined in the agreement). After the initial eighteen months, Dr. Jansen's employment became at will. If, following a change of control at WorldHeart (as defined in the agreement) but before the initial eighteen month term ends, Dr. Jansen had been terminated, he would have been entitled to receive as severance the remainder of his compensation that he would have been paid for the first eighteen months. Dr. Jansen was granted performance shares in 2007 which are earned upon the achievement of certain performance milestones related to our strategic and financing goals and activities. These performance shares are fully vested when paid upon the Compensation Committee's or the Board of Directors' determination that the performance goals have been achieved. Performance shares are paid in cash and stock. With respect to the 2007 performance shares grant, Dr. Jansen earned $14,498 in cash and 354 common shares to be paid in 2008.

        On February 15, 2008, the Compensation Committee approved, and the Board of Directors confirmed, the 2008 cash performance bonus program for our executive officers and other employees. Performance bonuses are for all employees, including the executive officers, and they are earned upon the achievement of certain performance milestones relevant to our business. The performance milestones are based generally on pre-clinical and clinical trials, revenue and financing goals and the timing of achieving such goals. The exact amount of the cash payment is determined by the Compensation Committee upon its determination that the performance goals have been achieved. On March 25, 2009, the Compensation Committee determined, and the Board of Directors confirmed, that certain performance goals established in connection with the 2008 cash performance bonus program had been met during the 2008 fiscal year and approved the payment of cash bonuses to certain of our executive officers, not including Mr. Jassawalla. In addition, on April 9, 2009, the Compensation Committee, upon delegation by the Board of Directors, determined that certain performance goals established in connection with the 2008 cash performance bonus program had been met by Mr. Jassawalla during the 2008 fiscal year and approved the payment of a cash bonus to Mr. Jassawalla. WorldHeart's bonus to the executive officers was based on the achievement of 25% of WorldHeart's goals and up to 15% of individual goals pursuant to the 2008 Performance Bonus Program.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

        The following table sets forth information about outstanding equity awards held by our Named Executive Officers at the end of fiscal year 2008.

OPTION AWARDS

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Vesting Date	Option Expiration Date
Jal S. Jassawalla	2	—	$2,769.00	12/21/2005	03/03/12
	2	—	2,835.00	12/21/2005	03/03/12
	2,624	—	390.00	12/21/2005	09/23/13
	3,333	—	444.00	12/21/2005	01/31/14
	333	—	339.00	4/25/2007	04/25/15
	1,667	3,333	123.00	3/8/2008	03/01/16
David Pellone	—	—	—		—
Piet Jansen, M.D.	800	—	390.00	12/21/2005	09/23/13
	283	—	444.00	12/21/2005	01/31/14
	194	389	123.00	3/8/2008	03/01/16

DIRECTOR COMPENSATION TABLE

        The following table sets forth information about compensation of our non-employee directors for the fiscal year 2008. We did not grant Option Awards to our non-employee directors in 2008.

Name	Fees Earned or Paid in Cash ($)(1)	Options Awards ($)(2)	Total ($)(1)
Anders D. Hove, M.D.(4)	$7,750	—	$7,750
Austin W. Marxe	7,750	—	7,750
Gary W. Goertz	51,000	—	51,000
Jeanni Delagardelle(6)	9,625	—	9,625
Michael R. Minogue(5)	6,750	—	6,750
Michael Sumner Estes, Ph.D.	76,000	—	76,000
Robert J. Majteles(3)	13,250	—	13,250
William C. Garriock	43,500	—	43,500

(1)
Denominated in Canadian dollars. Non-employee directors were paid on a quarterly basis. Except for our two Canadian board of directors Gary Goertz and William Garriock, all amounts were converted from Canadian dollars to US dollars using the average exchange rate for each quarter.

(2)
Represents the FAS 123R value of the stock options to purchase our common shares. The options vest annually over three years. For additional information on the valuation assumptions with respect to these options, refer to Note 12 of the Notes to our Consolidated Financial Statements in our Form 10-K for the year ended December 31, 2008, as filed with the SEC on March 30, 2009. These amounts represent the fair value of the awards on the grant date and do not correspond to the actual value that will be recognized by the directors. There were no option awards granted to our non-employee directors for the fiscal year 2008.

(3)
Mr. Majteles resigned from the Board of Directors on May 5, 2008.

(4)
Mr. Hove's board fees were paid to VR Management, LLC, an entity established by Venrock partners for the receipt of board fees.

(5)
Mr. Minogue's board fees were paid to Abiomed, Inc.

(6)
Ms. Delagardelle's board fees were initially paid to her and the rest of the fees were paid to New Leaf Venture Partners, LLC.

NARRATIVE DISCLOSURES TO DIRECTOR COMPENSATION TABLE

        On April 4, 2007 the Board of Directors adopted a new directors' compensation plan effective at the beginning of 2007. Under this program, each of our non-employee directors received an annual cash fee of Cdn$25,000. The Chairman of the Board of Directors received an additional cash fee of Cdn$40,000, the Chair of the Audit Committee received an additional cash fee of Cdn$15,000, and the Chairs of each of the other committees, excluding the Corporate Governance and Nominating Committee, received an additional cash fee of Cdn$7,500. An additional Cdn$1,000 per diem fee was paid for meetings attended in person and a Cdn$500 per diem fee was paid for meetings attended by telephone, with a daily maximum of Cdn$1,000. In the fiscal year ended December 31, 2008 the total compensation paid to non-employee directors was Cdn$215,625, of which Cdn$62,511 was for 2008 compensation paid in 2009. Non-employee directors are also entitled to be reimbursed for travel and other expenses incurred in attending meetings of the Board of Directors or of a Committee.

        Each of our non-employee directors also receives stock option grants under our 2006 option plan. Options granted under this plan are nonstatutory stock options. During 2008, we did not grant options to the non-employee directors. No options were exercised by the directors in 2008.

        Effective May 7, 2009, Board of Directors adopted a new directors' compensation plan. Under the program, each of our non-employee directors receives an annual cash fee of US$25,000. The Chairman of the Board of Directors receives an additional cash fee of US$20,000, the Chair of the Audit Committee receives an additional cash fee of US$10,000, the Chair of the Compensation Committee receives an additional cash fee of US$7,500 and the Chair of the Corporate Governance and Nominating Committee receives an additional cash fee of US$5,500. The Chair of the Strategic Planning Committee does not receive additional fees. The additional Cdn$1,000 per diem fee paid for meeting attendances has been discontinued.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Transactions With Related Persons

        We have entered into certain employment agreements with Mr. Jassawalla and Dr. Jansen and a consulting agreement with Mr. Pellone. The details of these employment and consulting agreements are described above under the heading "Executive Compensation—Narrative Disclosures to Summary Compensation Table."

        On February 10, 2009, we announced that Mr. Morgan Brown had been appointed Executive Vice President and Chief Financial Officer of the Company effective August 10, 2009. Mr. Brown has taken over the role of Vice President of Finance and Chief Financial Officer from Mr. Dave Pellone, who had served as our Vice President of Finance and CFO since July 2008. In connection with his appointment, we entered into an offer letter with Mr. Brown. Mr. Brown's initial base salary will be $250,000 per year. Effective August 10, 2009, our Board of Directors approved a grant to Mr. Brown of an option to purchase 110,000 common shares at an exercise price of $4.95 per share pursuant to the Plan. The option will vest at the rate of 25% of the shares on the twelve month anniversary of Mr. Brown's appointment as Executive Vice President and Chief Financial Officer, with the remaining shares vesting monthly thereafter over a three year period, subject to his continued employment. Contingent on his continued employment, Mr. Brown will also be eligible to receive additional grants of options to purchase 11,000 common shares at the end of the first and second years of his employment. Mr. Brown will also be eligible for a target bonus of up to 20% of his annual base salary, based upon the achievement of objectives to be agreed upon by our Board of Directors or its Compensation Committee.

        On October 27, 2008, we completed a reverse stock split of the common shares on the basis of 30 pre-consolidated common shares for each one post-consolidated common share. All numbers of common shares reflected herein are shown on a post-consolidated basis, unless otherwise noted.

        On December 12, 2007, we announced that WorldHeart and its direct subsidiary, World Heart Inc. (collectively, the "Borrowers") entered into a Note Purchase Agreement (the "Purchase Agreement") dated December 11, 2007 with Abiomed as part of a strategic alliance with Abiomed. Pursuant to the Purchase Agreement, the Borrowers issued to Abiomed a secured convertible promissory note in the principal amount of up to $5 million (the "Note"), to be funded in two tranches, $1 million of which was funded immediately and $4 million of which was scheduled to be funded on or about January 3, 2008, subject to certain limited conditions. The Note was secured by the Borrowers' assets and contained certain covenants and customary events of default, the occurrence of which could result in an acceleration of the Note. The Note was convertible into our common shares at Abiomed's option, in whole or in part, at approximately $52.50 per share, subject to anti-dilution adjustments in the event that we issue securities at a lower effective price, at any time, except that until and unless shareholder approval for the purposes of compliance with the shareholder approval rules of the NASDAQ and the Toronto Stock Exchange were received, any conversion of the Note (including any accrued interest), together with any exercise of the Warrant as described below, was limited such that Abiomed would not hold more than 19.9% of our common shares outstanding on the date of issuance of the Note and Warrant. The Note accrued interest at 8% per annum, payable upon payment or conversion of the Note, and the interest was also convertible into common shares at the then market value, at the option of Abiomed. After the second anniversary of the issuance, the Note was payable on demand, or subject to fulfillment of certain conditions, at our option.

        The Borrowers and Abiomed also entered into a Clinical and Marketing Support Services Agreement (the "Services Agreement"), pursuant to which Abiomed agreed to provide clinical support and certain marketing services in connection with our products in development. As partial consideration for these clinical and marketing services, we also issued to Abiomed a 5-year warrant (the "Warrant") to purchase up to 113,333 common shares of WorldHeart, exercisable at $0.30 per share. The Warrant was exercisable with respect to only 22,667 common shares until the second tranche of the Note was funded, and until and unless shareholder approval was received, the exercise of the Warrant, together with any conversion of the Note, was limited to 19.9% of our then outstanding common shares.

        As part of the Purchase Agreement, we also granted Abiomed a right of first refusal to act as an exclusive worldwide distributor for any of our product not currently sold by us and a right to designate one nominee to our board of directors or have an observer present at our board meetings. Pursuant to the terms of the related registration rights agreement, we also agreed to register for re-sale common shares underlying the Note and the Warrant and to file such registration statement with the SEC within

120 days after the date of issuance of the Note and the Warrant. The Purchase Agreement, Note, the Warrant and the Services Agreement have been terminated as described below.

        Finally, our two largest shareholders agreed with Abiomed to vote in favor of the approval of the issuance of the Note and the Warrant to Abiomed at any shareholder meeting called to solicit the approval of the transaction. No commissions or placement agent fees were paid in connection with the private placement of the Note and the Warrant, which were issued in reliance on an exemption from registration under the Securities Act, pursuant to Section 4(2) of the Securities Act and Rule 506 of Regulation D thereunder.

        On July 31, 2008, we completed a $30.0 million private placement transaction and recapitalization, initially announced on June 20, 2008, under the terms of the Recapitalization Agreement. Under the terms of the Recapitalization Agreement, we issued 333,333 common shares for an aggregate purchase price of $30,000,000 (the "Issuance"), of which Venrock invested $11,000,000, SSF invested $9,000,000 and New Leaf invested $10,000,000. Simultaneously with the closing of the Issuance, Abiomed entered into a Termination and Release Letter Agreement dated July 31, 2008 with us and our direct subsidiary World Heart Inc. ("WHI") and converted the full amount of principal and interest owed on the Note into 2,866,667 of our common shares (the "Conversion"), released the security interest in all of our assets and those of WHI that secured the Note, terminated the Warrant, forgave other amounts owed to Abiomed by us and terminated all previously existing agreements, arrangements and understandings with us. The purchase price delivered by Venrock and SSF at the closing was offset by repayment of the principal and interest owed on the bridge loan facility of $1,400,000 that Venrock and SSF had previously provided to us. In connection with the Issuance, the parties to the Recapitalization Agreement entered into a Registration Rights Agreement dated July 31, 2008, as amended November 3, 2008, to register the common shares issued in connection with the Issuance and the Conversion. We subsequently filed a registration statement to register certain shares held by affiliates and others that were issued or are issuable in connection with the private placement transaction and recapitalization, which registration statement has been declared effective.

        Pursuant to the terms of the Recapitalization Agreement each of Abiomed, Venrock, SSF and New Leaf has the right to designate one person for election to the Board of Directors of WorldHeart, so long as each remains the beneficial owner of at least 5% of our outstanding common shares. Subject to the terms of the Recapitalization Agreement, Abiomed also has the right to designate an observer to attend meetings of the Board of Directors at any time it does not have a designee on the Board of Directors. If Abiomed has not nominated a director on or prior to the second anniversary of the closing, namely, July 31, 2010, the rights of Abiomed to nominate a director or to appoint an observer will terminate. All of Abiomed's rights with respect to the Board of Directors of WorldHeart will terminate on the fifth anniversary of the closing, namely, July 31, 2013. Each of Abiomed, Venrock, Special Situations Funds and New Leaf have designated a person for election to the Board of Directors as discussed above in Proposal 1.

Director Independence

        The discussion concerning the independence of our directors appears above under the heading "Corporate Governance."

Directors' And Officers' Indemnification

        We maintain directors' and officers' liability insurance in the aggregate amount of $10,000,000. The aggregate annual premium in 2008 for such insurance was $200,000. Our by-laws provide that we shall indemnify a director or officer of WorldHeart against liability incurred in such capacity to the extent permitted or required by the CBCA. To the extent we are required to indemnify the directors or officers pursuant to the by-laws, the insurance policy provides that we are liable for the initial $350,000 in respect of each securities claim and the initial $350,000 with respect to each other claim.

Loans To Directors And Officers

        None of our directors or officers, or any associate of our directors or officers, has been or is indebted to us except for Dr. Jansen who received an advance of $50,000 in 2006 for moving expenses for his relocation to Oakland, California and these are still outstanding.

 REPORT ON EXECUTIVE COMPENSATION AND
COMPOSITION OF THE COMPENSATION COMMITTEE(1)

(1)
This Section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before of after the date hereof and irrespective of any general incorporation language in any such filing.

        The Compensation Committee reviews and makes recommendations to the Board of Directors with respect to the overall approach to compensation for WorldHeart and its employees and specifically with respect to the executive officers of WorldHeart, including the President and Chief Executive Officer, reviews remuneration of directors of WorldHeart, and administers the 2006 Equity Incentive Plan. The Compensation Committee is composed of four directors: Ms. Delagardelle (Chair), Dr. Hove, Mr. Minogue and Mr. Estes. All members of the Compensation Committee are independent. The Compensation Committee met one time in 2008.

        WorldHeart's executive compensation plan is based on a pay for performance philosophy weighted in favor of long term equity incentives. The Compensation Committee believes that long term equity incentives are an important component of compensation to motivate executive officers and employees and more closely align these individuals with the interest of shareholders.

        In 2007 and January 2008, the Board of Directors retained Cypress Ridge Solutions & Insurance Services, Inc., a compensation consulting firm, to assist the Compensation Committee in an analysis and review of our overall compensation strategy and policies, and to provide recommendations, in respect of our management executive compensation programs and practices including management short term and long term incentive awards. In addition, the consultant was requested to provide background and analysis on best practices of comparable companies and industry trends, a review of the current business environment, a review of our near and longer term business strategies and a review of good corporate governance practices for us. The consultant met with our human resources team and our President and Chief Executive Officer to obtain background and information as to our operations, personnel and objectives. The consultant was requested to make recommendations to the Compensation Committee on achieving a competitive executive compensation program. The consultant met with the Compensation Committee, reviewed the background analytical information and made various recommendations.

        In 2007, the Compensation Committee, with the assistance of the compensation consultant, adopted a new strategy to ensure that our executive compensation programs and practices are aligned with our performance and the competitive marketplace and to allow benefits for individual and team performance and meeting business objectives. In adopting this new compensation program and again in 2008, surveys of similarly situated companies were reviewed including the Radford Biotech Compensation Survey, the Medical Device Industry Compensation (MEDIC) Benchmark Survey and the ERI Executive Compensation Survey for the applicable year. The Compensation Committee adopted a compensation model that includes base pay, annual performance incentives and long term incentives. For 2007, the Committee provided for a 4% merit increase for our executive officers to meet with market trends and competitive analysis. No increase was provided for in 2008. An annual performance incentive as a percentage of base salary was implemented to provide for a payout weighted to performance shares under the 2006 Equity Incentive Plan but including a cash component. These annual performance incentives are based on meeting objectives which align with our overall goals as well as individual objectives. Individuals also receive a long term incentive in the form of stock option grants under the 2006 Equity Incentive Plan. As part of the compensation program, additional grants of stock options and performance bonus shares were made to executive officers and directors in March 2007 and in February 2008.

President and Chief Executive Officer's Compensation

        When Mr. Jassawalla became President and Chief Executive Officer, the Compensation Committee reviewed Mr. Jassawalla's existing compensation in light of his new position and responsibility and adjusted it based on the market information of comparable companies. Also the Compensation Committee adjusted the compensation to reflect a revised compensation model based primarily on a moderate base salary and long term equity compensation. The Compensation Committee determined that the base salary would be fixed at $267,000 and that comparable chief executive officers received long term equity compensation ranging from three to five percent of the fully diluted issued and outstanding common shares of the company. As part of the compensation program, Mr. Jassawalla received an additional grant of stock options and performance bonus shares in March 2007 and in February 2008. On February 6, 2009, WorldHeart announced that Mr. Martin had been appointed President and Chief Executive Officer of the Company effective February 4, 2009, taking over Mr. Jassawalla's role.

        This report on executive compensation is submitted by the directors of the Compensation Committee:

    Jeani Delagadelle (Chair)
    Michael Sumner Estes, Ph.D.
    Anders D. Hove, M.D.
    Michael R. Minogue

  HOUSEHOLDING OF PROXY MATERIALS

        We have adopted a procedure approved by the SEC called "householding." Under this procedure, shareholders of record who have the same address and last name will receive only one copy of the Annual Report and proxy statement unless we have received contrary instructions. This procedure will reduce our printing costs and postage fees.

        Shareholders who participate in householding will continue to receive separate proxy forms. Householding will not affect your dividend check mailings.

        A copy of the 2008 Annual Report to Shareholders accompanies this proxy statement and is incorporated herein by reference. Shareholders who wish to receive a separate Annual Report and Proxy Statement, please notify your broker or direct your written request to World Heart Corporation, Attn: Investor Relations, 7799 Pardee Lane, Oakland, California 94621, or contact our Investor Relations Department at 801-303-4361.

        Our Annual Report on Form 10-K for the year ended December 31, 2008 and filed with the SEC, is incorporated herein by references and is available at no charge to shareholders. Copies also may be obtained without charge through our website at http://www.worldheart.com, as well as the SEC's website at http://www.sec.gov and on SEDAR at http://www.sedar.com or by written request to World Heart Corporation, Attn: Investor Relations, 7799 Pardee Lane, Oakland, California 94621, or contact our Investor Relations Department at 801-303-4361.

        Upon receipt of your written or oral request, we will promptly deliver a separate copy of the Annual Report or proxy statement. Shareholders who currently receive multiple copies of the Annual Report and proxy statement at their address and would like to request "householding" of their communications should contact their broker.

WHERE YOU CAN FIND MORE INFORMATION

        Additional information relating to WorldHeart is available on the System for Electronic Document Analysis and Retrieval at www.sedar.com. Shareholders may request copies of the corporation's financial statements and management's discussion and analysis by writing to the Chief Financial Officer of WorldHeart at 7799 Pardee Lane, Oakland, California, USA 94621 or by calling 801-303-4361 or obtain copies on WorldHeart's website at www.worldheart.com.

        You may read this proxy statement, the Annual Report on Form 10-K for the year ended December 31, 2008 and any document WorldHeart files with the SEC, without charge at the SEC's public reference room at 100 "F" Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Documents are also available through the website maintained by the SEC at www.sec.gov.

OTHER MATTERS

        The Board of Directors knows of no other matters that will be presented for consideration at the Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

 APPROVAL OF THE BOARD OF DIRECTORS

        The contents and the sending of this proxy statement have been approved by the Board of Directors of WorldHeart.

By Order of the Board of Directors

Michael Sumner Estes Chairman

Oakland, California
August 18, 2009

Appendices:

  Appendix A—Arrangement Resolution

  Appendix B—Plan of Arrangement

  Appendix C—Stated Capital Reduction Resolution

  Appendix D—Interim Order

  Appendix E—Notice of application in respect of Final Order

  Appendix F—Section 190 of the CBCA

  Appendix G—Form of Indemnity Agreement

  Appendix H—Amended and Restated Audit Committee Charter

  Appendix I—Corporate Governance and Nominating Committee Charter

  Appendix J—2006 Equity Incentive Plan

 APPENDIX A

ARRANGEMENT RESOLUTION

RESOLVED THAT:

Arrangement

        1.     The arrangement (the "Arrangement") under section 192 of the CBCA involving WorldHeart, as more particularly described and set out in the management proxy circular (the "Circular") of WorldHeart accompanying the notice of this meeting (as the Arrangement may be or may have been modified or amended) is authorized, approved and adopted.

        2.     The plan of arrangement (the "Plan of Arrangement") involving WorldHeart, the full text of which is set out in Appendix B to the Circular (as the Plan of Arrangement may be or may have been modified or amended) is authorized, approved and adopted.

        3.     The matters related to the Arrangement including (i) the assumption by WorldHeart Delaware (as defined in the Circular) of the WorldHeart employee benefit plans, and (ii) the WorldHeart Delaware's indemnification agreements with its officers and directors substantially in the form attached as Appendix G to the Circular, are authorized, approved and adopted.

        4.     Notwithstanding that this resolution has been passed (and the Arrangement adopted) by the shareholders of WorldHeart or that the Arrangement has been approved by the Superior Court of Justice of Ontario, the directors of WorldHeart are hereby authorized and empowered to not proceed with the Arrangement without further approval of the shareholders of WorldHeart.

        5.     Any officer or director of WorldHeart is hereby authorized and directed for and on behalf of WorldHeart to execute, under the seal of WorldHeart or otherwise, and deliver articles of arrangement and all other documents as are necessary or desirable to the Director under the CBCA for filing.

General

        Any officer or director of WorldHeart is hereby authorized and directed for and on behalf of WorldHeart to execute or cause to be executed, under the seal of WorldHeart or otherwise, and to deliver or cause to be delivered, all such documents, agreements, instruments and to perform or cause to be performed all such other acts and things as in such person's opinion may be necessary or desirable to give full effect to the foregoing resolutions and the matters authorized hereby, such determination to be conclusively evidenced by the execution and delivery of any such documents, agreements or instruments and the taking of any such actions.

A-1

 APPENDIX B

PLAN OF ARRANGEMENT
UNDER SECTION 192
OF THE CANADA BUSINESS CORPORATIONS ACT

ARTICLE 1
INTERPRETATION

1.01 Definitions

        In this Plan of Arrangement, unless there is something inconsistent in the subject matter or context, the following terms have the respective meanings set out below (and grammatical variations of those terms have corresponding meanings):

        "affiliate" has the meaning given to that term in the Securities Act;

        "Arrangement" means the arrangement under section 192 of the CBCA, including the terms and subject to the conditions set out in this Plan of Arrangement, and subject to any amendments or variations to this Plan of Arrangement made in accordance with Article 5 or made at the direction of the Court in the Final Order;

        "Arrangement Resolution" means the resolution of holders of WorldHeart Common Shares approving the Arrangement, this Plan of Arrangement and related matters, substantially in the form set out in Appendix A annexed to the Circular;

        "Articles of Arrangement" means the articles of arrangement of WorldHeart in respect of the Arrangement that are required by the CBCA to be filed with the Director;

        "Board" means the Board of Directors of WorldHeart;

        "Business Day" means any day on which commercial banks are generally open for business in Ottawa, Ontario, and Wilmington, Delaware other than a Saturday, a Sunday or a day observed as a holiday in Ottawa, Ontario or Wilmington, Delaware;

        "Canadian Intellectual Property" means the patents, patent applications, trademarks, trademark applications and certain related intellectual property rights of WorldHeart, as more fully described in Appendix 1 to this Plan of Arrangement;

        "Canco" means 7210914 Canada Inc., a corporation incorporated under the CBCA;

        "CBCA" means the Canada Business Corporations Act and the regulations promulgated under that act, each as amended from time to time;

        "Certificate" means the certificate of arrangement giving effect to the Arrangement, issued by the Director pursuant to subsection 192(7) of the CBCA after the Articles of Arrangement have been filed with the Director;

        "Circular" means the notice of the Meeting and accompanying management proxy circular, including all of its appendices, sent to holders of WorldHeart Common Shares in connection with the Meeting;

        "Court" means the Superior Court of Justice of Ontario;

        "Delaware Certificates" means the certificate of domestication of WorldHeart and the certificate of incorporation of WorldHeart issued by the Secretary of State for the State of Delaware;

        "DGCL" means the Delaware General Corporation Law, as amended from time to time;

        "Director" means the Director appointed pursuant to section 260 of the CBCA;

        "Dissent Rights" has the meaning given to that term in Section 3.01;

        "Dissenting Shareholder" means a holder of WorldHeart Common Shares who dissents in respect of the Arrangement in strict compliance with the Dissent Rights;

        "Effective Date" means the date shown on the Certificate and the Delaware Certificates;

        "Final Order" means the final order of the Court approving the Arrangement as that order may be amended by the Court at any time prior to the Effective Date or, if appealed, then, unless the appeal is withdrawn or denied, as affirmed;

        "holders" or "Shareholders" means, when used with reference to WorldHeart Common Shares, the holders of WorldHeart Common Shares shown from time to time in the register maintained by or on behalf of WorldHeart in respect of WorldHeart Common Shares;

        "Interim Order" means the interim order of the Court annexed as Appendix D to the Circular, as it may be amended, in respect of the Arrangement;

        "Meeting" means the annual and special meeting of holders of WorldHeart Common Shares, including any adjournment or postponement of the annual and special meeting, to be called and held in accordance with the Interim Order to consider, among other things, the Arrangement;

        "NASDAQ" means The Nasdaq Capital Market;

        "Person" includes any individual, firm, partnership, joint venture, venture capital fund, limited liability company, unlimited liability company, association, trust, trustee, executor, administrator, legal personal representative, estate, group, body corporate, corporation, unincorporated association or organization, governmental entity, syndicate or other entity, whether or not having legal status;

        "Securities Act" means the Securities Act (Ontario) and the rules and regulations made under that Act, each as amended from time to time;

        "Tax Act" means the Income Tax Act (Canada) and the regulations promulgated under that Act, each as amended from time to time;

        "WorldHeart" means World Heart Corporation, a corporation continued under the CBCA;

        "WorldHeart 2006 Equity Incentive Plan" means the WorldHeart Corporation 2006 Equity Incentive Plan adopted by the Board of Directors in November 2006 and by the shareholders of the Corporation in December 2006;

        "WorldHeart Common Shares" means the common shares in the capital of WorldHeart;

        "WorldHeart Delaware" means WorldHeart upon and following its continuance under the DGCL;

        "WorldHeart Delaware Common Stock" means the common stock in the capital of WorldHeart to be created in accordance with the Plan of Arrangement which WorldHeart Delaware will be authorized to issue upon its continuance under the DGCL;

        "WorldHeart Employee Stock Option Plan" means the WorldHeart Employee Stock Option Plan, as amended, adopted by the Board of Directors and approved by the Shareholders in October 1996 and assumed under the WorldHeart 2006 Equity Incentive Plan as Schedule A thereto;

        "WorldHeart Options" means options exercisable for WorldHeart Common Shares granted under the WorldHeart Employee Stock Option Plan and WorldHeart 2006 Equity Incentive Plan;

        "WorldHeart Securities" means, collectively, WorldHeart Common Shares, WorldHeart Options and WorldHeart Warrants;

        "WorldHeart Shareholders" means the holders of WorldHeart Common Shares;

        "WorldHeart Warrants" means the four warrants to purchase WorldHeart Canada Common Shares outstanding, namely: (i) three warrants to purchase an aggregate of 83,750 WorldHeart Canada Common Shares, of which one warrant for 417 WorldHeart Canada Common Shares is exercisable for US$1,020.00 per WorldHeart Canada Common Share expiring on April 13, 2014, and the remaining two warrants are exercisable for US$3.00 per WorldHeart Canada Common Share expiring on July 31, 2013, all held by holders located in the United States (the "US Warrants"), and (ii) one warrant to purchase 646 WorldHeart Common Shares exercisable at a price of US$465.00 per WorldHeart Canada Common Share expiring on September 15, 2009 held by a holder located in Canada (the "Canadian Warrant").

1.02 Interpretations Not Affected by Headings

        The division of this Plan of Arrangement into articles, sections and other portions and the insertion of headings are for convenience of reference only and will not affect its construction or interpretation. Unless otherwise indicated, all references to an "Article" or "section" followed by a number refer to the specified Article or section of this Plan of Arrangement. The term "this Plan of Arrangement," and similar expressions refer to this Plan of Arrangement and not to any particular Article, section or other portion of this Plan of Arrangement.

1.03 Rules of Construction

        Unless otherwise specifically indicated or the context otherwise requires, (1) all references to "US dollars" or "US$" mean United States dollars, (2) words importing the singular include the plural and vice versa and words importing any gender include all genders, and (3) "include", "includes" and "including" will be deemed to be followed by the words "without limitation."

1.04 Date For Any Action

        In the event that any date on which any action is required to be taken under this Plan of Arrangement by any of the parties to this Plan of Arrangement is not a Business Day, that action will be required to be taken on the next succeeding day that is a Business Day.

ARTICLE 2
ARRANGEMENT

2.01 Binding Effect

        The Arrangement will become effective on, and be binding on and after, the Effective Date on WorldHeart and all holders and all beneficial owners of WorldHeart Securities.

2.02 Arrangement

        Commencing on the Effective Date, the following will occur in the following order and will be deemed to occur in such order without any further act or formality:

  (a)
  WorldHeart will effect the following capital reorganization:

  (i)
  the stated capital of the outstanding WorldHeart Common Shares will be increased to US$200 million;

  (ii)
  the articles of WorldHeart will be amended to cancel the authorized WorldHeart Preferred Shares; and

    (iii)
    the Canadian Intellectual Property will be transferred to Canco in consideration for the issue by Canco to WorldHeart of 99 common shares of Canco and the assumption by Canco of related contractual obligations of WorldHeart to Her Majesty the Queen in Right of Canada represented by the Minister of Industry ("Industry Canada") as more fully detailed under the agreement between WorldHeart and Industry Canada dated November 2, 2001, as amended from time to time (the "TPC Agreement").

  (b)
  Immediately after the capital reorganization described in Section 2.02(a), WorldHeart will continue under the DGCL as World Heart Corporation as follows:

  (i)
  the certificate of incorporation and the by-laws of WorldHeart Delaware will be in the forms set forth in Appendix 2 and Appendix 3 respectively, hereto;

  (ii)
  the officers and directors of WorldHeart immediately prior to the continuance will be the officers and directors of WorldHeart Delaware.

  (iii)
  the authorized capital of WorldHeart Delaware will be 51,000,000 shares, consisting of 50,000,000 shares of Common Stock, each having a par value of US$0.001, and 1,000,000 shares of Preferred Stock, each having a par value of US$0.01;

  (iv)
  except as set forth in Section 3.01(a), each outstanding WorldHeart Common Share will be converted into and exchanged for one fully paid and non-assessable share of WorldHeart Delaware Common Stock and the names of the registered holders of the shares so converted and exchanged will be added to the register of holders of shares of WorldHeart Delaware Common Stock;

  (v)
  each outstanding WorldHeart Option granted under the WorldHeart Employee Stock Option Plan will be amended and converted into an option, governed under the principal terms of the WorldHeart 2006 Equity Incentive Plan, to purchase an equal number of shares of WorldHeart Delaware Common Stock,

  (vi)
  each outstanding WorldHeart Warrant will be converted and exchanged for a warrant to purchase an equal number of shares of WorldHeart Delaware Common Stock and the WorldHeart Warrants shall be governed by the laws of the State of Delaware and the laws of the Province of Ontario shall no longer govern the WorldHeart Warrants; and

  (vii)
  WorldHeart Delaware will possess all the property, rights, privileges and franchises of WorldHeart (for greater certainty, excluding the Canadian Intellectual Property and including all of the issued and outstanding shares of Canco) and will be subject to all the liabilities, contracts and debts of WorldHeart (for greater certainty, including the liabilities of WorldHeart, as guarantor, under the TPC Agreement).

ARTICLE 3
RIGHTS OF DISSENT

3.01 Dissent Rights

        In connection with the Arrangement, holders of WorldHeart Common Shares may exercise rights of dissent with respect to those WorldHeart Common Shares pursuant to and in the manner set out in section 190 of the CBCA as modified by the Interim Order and this Section 3.01 (the "Dissent Rights") Holders of WorldHeart Common Shares who duly exercise those rights of dissent and who:

  (a)
  are ultimately determined to be entitled to be paid fair value for their WorldHeart Common Shares will be deemed to have transferred such WorldHeart Common Shares to WorldHeart immediately prior to the Effective Date to WorldHeart without any further act or formality and free and clear of all liens, claims and encumbrances and such shares shall be cancelled as of the Effective Date; or

  (b)
  are ultimately determined not to be entitled, for any reason, to be paid fair value for their WorldHeart Common Shares, will be deemed to have participated in the Arrangement, as of the Effective Date, on the same basis as a non-dissenting holder of WorldHeart Common Shares and will receive WorldHeart Delaware Common Shares on the same basis as all other holders of WorldHeart Common Shares;

but in no case will WorldHeart or any other Person be required to recognize any Dissenting Shareholder as a holder of shares of WorldHeart Delaware Common Stock after the Effective Date, and the names of each Dissenting Shareholder will be deleted from the register of holders of shares of WorldHeart Common Stock at the Effective Date.

ARTICLE 4
CERTIFICATES AND FRACTIONAL SHARES

4.01 Delivery of Certificates

  (a)
  Upon delivery by a holder of WorldHeart Common Shares to the Transfer Agent of a duly completed letter of transmittal and all additional documents and instruments as the Transfer Agent may reasonably require, and upon confirmation by the Transfer Agent of that holder's name against the register of holders of WorldHeart Common Shares provided by WorldHeart to the Transfer Agent, that holder will be entitled to receive, and after the Effective Date the Transfer Agent will deliver to that holder, a certificate for replacement WorldHeart Common Shares that that holder is entitled to receive under the Arrangement.

  (b)
  Upon delivery by a holder of WorldHeart Warrants to WorldHeart Delaware of a duly completed letter of transmittal and all additional documents and instruments as WorldHeart Delaware may reasonably require, and upon confirmation by the WorldHeart Delaware of that holder's name against the register of holders of WorldHeart Warrants maintained by WorldHeart to WorldHeart Delaware, that holder will be entitled to receive, and after the Effective Date WorldHeart Delaware will deliver to that holder, a certificate for a replacement WorldHeart Warrant that that holder is entitled to receive under the Arrangement.

  (c)
  In the event of a transfer of ownership of a WorldHeart Common Share that was not registered in the securities register of WorldHeart, the replacement certificate for shares of WorldHeart Common Stock, under the Arrangement may be delivered to the transferee if the certificate representing the WorldHeart Common Share is presented to the Transfer Agent as provided above, accompanied by all documents required to evidence and effect that transfer and to evidence that any applicable stock transfer taxes have been paid.

  (d)
  Until surrendered as contemplated by this Section 4.01, each certificate which immediately prior to the Effective Date represented one or more outstanding WorldHeart Common Shares and which at the Effective Date represented one or more WorldHeart Delaware Common Shares will be deemed at all times after the Effective Date to represent only the right to receive upon the surrender of the certificate, the certificate for WorldHeart Delaware Common Shares contemplated by Section 3.01(a).

4.02 Lost Certificates

  (a)
  In the event any certificate which immediately prior to the Effective Date represented one or more outstanding WorldHeart Common Shares has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the holder of WorldHeart Common Shares claiming that certificate to be lost, stolen or destroyed, the Transfer Agent will issue in exchange for that lost, stolen or destroyed certificate, a certificate for WorldHeart Delaware Common Shares.

  (b)
  When authorizing the issue of any certificate in exchange for any lost, stolen or destroyed certificate, the holder to whom a certificate for WorldHeart Delaware Common Shares is to be delivered will, as a condition precedent, to the delivery, give a bond satisfactory to WorldHeart and the Transfer Agent in a sum as WorldHeart may direct or otherwise indemnify WorldHeart in a manner satisfactory to WorldHeart against any claim that may be made against WorldHeart with respect to the certificate alleged to have been lost, stolen or destroyed.

ARTICLE 5
AMENDMENTS

5.01 Amendments to Plan of Arrangement

  (a)
  WorldHeart reserves the right to amend, modify or supplement this Plan of Arrangement at any time and from time to time prior to the Effective Date, provided that each amendment, modification or supplement must be (1) set out in writing, (2) filed with the Court and, if made following the Meeting, approved by the Court, and (3) communicated (whether prior or subsequent thereto) to the holders of WorldHeart Common Shares if and as required by the Court.

  (b)
  Any amendment, modification or supplement to this Plan of Arrangement may be proposed by WorldHeart at any time prior to the Meeting and if so proposed and approved by the Persons voting at the Meeting (other than as may be required under the Interim Order), will become part of this Plan of Arrangement for all purposes.

  (c)
  Any amendment, modification or supplement to this Plan of Arrangement that is approved or directed by the Court following the Meeting will be effective only, if required by the Court, if it is consented to by holders of WorldHeart Common Shares voting in the manner directed by the Court.

  (d)
  Subject to applicable law, any amendment, modification or supplement to this Plan of Arrangement may be made following the Effective Date unilaterally by WorldHeart, provided that it concerns a matter which, in the reasonable opinion of WorldHeart, is of an administrative nature required to better give effect to the implementation of this Plan of Arrangement and is not adverse to the financial or economic interests of any holder of WorldHeart Common Shares.

ARTICLE 6
FURTHER ASSURANCES

6.01 Further Assurances

        Notwithstanding that the transactions and events set out in this Plan of Arrangement are to occur and will be deemed to occur in the order set out in this Plan of Arrangement without any further act or formality, each of the parties to the Plan of Arrangement will make, do and execute, or cause to be made, done and executed, all further acts, deeds, agreements, transfers, assurances, instruments or documents as may reasonably be required by any of them in order to document or evidence any of the transactions or events set out in this Plan of Arrangement.

ARTICLE 7
RIGHT NOT TO PROCEED

7.01 Right Not to Proceed

        The Board, in its sole discretion, may determine not to proceed with all or any part of the Arrangement at any time prior to the Effective Date notwithstanding (1) that holders of WorldHeart Common Shares have approved the Arrangement Resolution, (2) that the Final Order has been received, and (3) section 192(6) of the CBCA, if the Board determines that it is not in the best interests of WorldHeart or the Shareholders to complete the Arrangement.

 APPENDIX 1

CANADIAN INTELLECTUAL PROPERTY

PATENTS OWNED

Current Owner/ Assignee of Record	Title	Jurisdiction	Patent Number	Issue/Grant Date
World Heart Corp	Apparatus and method for calorimetrically determining battery charge state	US	5,012,176	4/30/1991
World Heart Corp	Blood pump system	US	5,511,958	4/30/1996
World Heart Corp	Blood pump system	US	5,599,173	2/4/1997
World Heart Corp	Ventricular assist conduit with externally supported tissue valve	US	5,810,708	9/22/1998
World Heart Corp	Ventricular assist device with valved blood conduit and method of making	US	6,102,845	8/15/2000
World Heart Corp	Smooth ventricular assist device conduit	US	6,001,056	12/14/1999
World Heart Corp	Implantable ventricular assist device	US	6,264,601	7/24/2001
World Heart Corp	Miniature, pulsatile implantable ventricular assist devices and methods of controlling ventricular assist devices	US	6,969,345	11/29/2005
World Heart Corp/ Baxter Int'l Inc.	Blood pump system	EP	743863	9/24/2003
World Heart Corp/ Baxter Int'l Inc.	Blood pump system	DE	69531822.5	9/24/2003
World Heart Corp	Blood pump system	CA	2,182,665	4/15/2003
World Heart Corp/ Baxter Int'l Inc.	Blood pump system	FR	743863	9/24/2003
World Heart Corp/ Baxter Int'l Inc.	Blood pump system	GB	743863	9/24/2003
World Heart Corp/ Baxter Int'l Inc.	Blood pump system	IT	743863	9/24/2003
World Heart Corp/ Baxter Int'l Inc.	Ventricular assist device with valved blood conduit	EP	695198	7/16/2003
World Heart Corp/ Edwards Lifesciences Corp	Ventricular assist device with valued blood conduit and method of making	CA	2,158,547	5/4/2004
World Heart Corp/ Baxter Int'l Inc.	Ventricular assist device with valved blood conduit	DE	69531272.3	7/16/2003
World Heart Corp/ Baxter Int'l Inc.	Ventricular assist device with valved blood conduit	FR	695198	7/16/2003
World Heart Corp/ Baxter Int'l Inc.	Ventricular assist device with valved blood conduit	GB	695198	7/16/2003
World Heart Corp/ Baxter Int'l Inc.	Ventricular assist device with valved blood conduit	IT	695198	7/16/2003

Current Owner/ Assignee of Record	Title	Jurisdiction	Patent Number	Issue/Grant Date
World Heart Corp	Ventricular assist device with valved blood conduit and method of making	JP	3680949	5/27/2005
World Heart Corp	Implantable ventricular assist device	EP	1191956	9/20/2006
World Heart Corp	Implantable ventricular assist device	DE	P69933314.8	9/20/2006
World Heart Corp	Implantable ventricular assist device	FR	1191956	9/20/2006
World Heart Corp	Implantable ventricular assist device	GB	1191956	9/20/2006
World Heart Corp	Implantable ventricular assist device	IT	1191956	9/20/2006
World Heart Corp	Smooth ventricular assist device conduit	CA	2,391,234	1/10/2006
World Heart Corp	Implantable ventricular assist device	CA	2,368,200	12/15/08
World Heart Corp	Smooth ventricular assist device conduit	DE	1128786	2/13/08
World Heart Corp	Smooth ventricular assist device conduit	GB	1128786	2/13/08
World Heart Corp	Smooth ventricular assist device conduit	FR	1128786	2/13/08
World Heart Corp	Smooth ventricular assist device conduit	IT	1128786	2/13/08

PATENT APPLICATIONS

Current Owner/ Applicant of Record	Title	Jurisdiction	Application Number	Filing Date
World Heart Corp	Miniature, pulsatile implantable ventricular assist devices and methods of controlling ventricular assist devices	EP	03790319.2	12/5/2003
World Heart Corp	Miniature, pulsatile implantable ventricular assist devices and methods of controlling ventricular assist devices	CA	2,506,758	12/5/2003
World Heart Corp/ Edwards Lifesciences Corp	Implantable ventricular assist device	JP	2000-609121	12/15/1999

TRADEMARKS

Current Owner/ Applicant of Record	Mark	Jurisdiction	Registration Number	Issue/ Grant Date
World Heart Corp	WORLDHEART DESIGN	CA	TMA535891	10/27/2000
World Heart Corp	NOVACOR	JP	5,123,790	03/28/2008
World Heart Corp.	WORLDHEART DESIGN	US	2,866,950	07/27/2004

TRADEMARK APPLICATIONS

Current Owner/ Applicant of] Record	Mark	Jurisdiction	Application Number	Filing Date
World Heart Corp.	WORLDHEART DESIGN	JP	36428	35453

 APPENDIX 2

CERTIFICATE OF INCORPORATION OF
World Heart Corporation

        The undersigned, a natural person (the "Sole Incorporator"), for the purpose of organizing a corporation to conduct the business and promote the purposes hereinafter stated, under the provisions and subject to the requirements of the laws of the State of Delaware hereby certifies that:

I.

        The name of this corporation is World Heart Corporation.

II.

        The address of the registered office of the corporation in the State of Delaware is                        , City of                        , County of                                     , and the name of the registered agent of the corporation in the State of Delaware at such address is the                        .

III.

        The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the Delaware General Corporation Law ("DGCL").

IV.

        A.    This corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares which the corporation is authorized to issue is fifty-one million (51,000,000) shares. Fifty million (50,000,000) shares shall be Common Stock, each having a par value of one-tenth of one cent ($.001). One million (1,000,000) shares shall be Preferred Stock, each having a par value of one cent ($.01).

        B.    The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby expressly authorized to provide for the issue of all or any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designation, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such shares and as may be permitted by the DGCL. The Board of Directors is also expressly authorized to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the stock of the corporation entitled to vote thereon, without a separate vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any certificate of designation filed with respect to any series of Preferred Stock.

V.

        For the management of the business and for the conduct of the affairs of the corporation, and in further definition, limitation and regulation of the powers of the corporation, of its directors and of its stockholders or any class thereof, as the case may be, it is further provided that:

  A.

          1.     The management of the business and the conduct of the affairs of the corporation shall be vested in its Board of Directors. The number of directors which shall constitute the Board of Directors shall be fixed exclusively by resolutions adopted by a majority of the authorized number of directors constituting the Board of Directors.

          2.     Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, directors shall be elected at each annual meeting of stockholders for a term of one year. Each director shall serve until his successor is duly elected and qualified or until his death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

          3.     The Board of Directors or any individual director may be removed from office at any time (a) with cause by the affirmative vote of the holders of a majority of the voting power of all the then-outstanding shares of capital stock of the corporation, entitled to vote at an election of directors or (b) without cause by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all the then-outstanding shares of the capital stock of the corporation entitled to vote generally at an election of directors.

          4.     Subject to the rights of the holders of any series of Preferred Stock, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors, shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by the stockholders, except as otherwise provided by law, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors, and not by the stockholders. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director's successor shall have been elected and qualified.

          5.     The names and the mailing addresses of the directors of the Corporation, each of whom shall serve until the first annual meeting of shareholders and until his or her successor is elected and qualified, are as follows:

Name	Mailing Address
Jeani Delagardelle	c/o World Heart Corporation 7799 Pardee Lane Oakland, CA 94621
Michael Sumner Estes	c/o World Heart Corporation 7799 Pardee Lane Oakland, CA 94621
William C. Garriock	c/o World Heart Corporation 7799 Pardee Lane Oakland, CA 94621
Gary W. Goertz	c/o World Heart Corporation 7799 Pardee Lane Oakland, CA 94621
Anders D. Hove	c/o World Heart Corporation 7799 Pardee Lane Oakland, CA 94621
John Alexander Martin	c/o World Heart Corporation 7799 Pardee Lane Oakland, CA 94621
Austin W. Marxe	c/o World Heart Corporation 7799 Pardee Lane Oakland, CA 94621
Michael R. Minogue	c/o World Heart Corporation 7799 Pardee Lane Oakland, CA 94621

  B.

          1.     The Board of Directors is expressly empowered to adopt, amend or repeal the Bylaws of the corporation. Any adoption, amendment or repeal of the Bylaws of the corporation by the Board of Directors shall require the approval of a majority of the authorized number of directors. The stockholders shall also have power to adopt, amend or repeal the Bylaws of the corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the corporation required by law or by this Certificate of Incorporation, such action by stockholders shall require the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then-outstanding shares of the capital stock of the corporation entitled to vote generally in the election of directors, voting together as a single class.

          2.     The directors of the corporation need not be elected by written ballot unless the Bylaws so provide.

          3.     No action shall be taken by the stockholders of the corporation except at an annual or special meeting of stockholders called in accordance with the Bylaws or by written consent or electronic transmission of stockholders in accordance with the Bylaws.

          4.     Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the corporation shall be given in the manner provided in the Bylaws of the corporation.

VI.

        A.    The liability of the directors for monetary damages shall be eliminated to the fullest extent under applicable law. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the corporation shall be eliminated to the fullest extent permitted by the DGCL, as so amended.

        B.    Any repeal or modification of this Article VI shall be prospective and shall not affect the rights under this Article VI in effect at the time of the alleged occurrence of any act or omission to act giving rise to liability or indemnification.

VII.

        A.    The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, except as provided in paragraph B. of this Article VII, and all rights conferred upon the stockholders herein are granted subject to this reservation.

        B.    Notwithstanding any other provisions of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the corporation required by law or by this Certificate of Incorporation or any certificate of designation filed with respect to a series of Preferred Stock, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then-outstanding shares of capital stock of the corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend or repeal Articles V, VI, and VII.

VIII.

        The name and the mailing address of the Sole Incorporator is as follows:

Name	Mailing Address
John Alexander Martin	c/o World Heart Corporation 7799 Pardee Lane Oakland, CA 94621

        IN WITNESS WHEREOF, this Certificate has been subscribed this                        day of                        , 2009 by the undersigned who affirms that the statements made herein are true and correct.

John Alexander Martin Sole Incorporator

 APPENDIX 3

BYLAWS
OF
WORLD HEART CORPORATION
(A DELAWARE CORPORATION)

 BYLAWS
OF
WORLD HEART CORPORATION
(A DELAWARE CORPORATION)

ARTICLE I

OFFICES

        Section 1.    Registered Office.    The registered office of the corporation in the State of Delaware shall be in the City of                        , County of                        .

        Section 2.    Other Offices.    The corporation shall also have and maintain an office or principal place of business at such place as may be fixed by the Board of Directors, and may also have offices at such other places, both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require.

ARTICLE II

CORPORATE SEAL

        Section 3.    Corporate Seal.    The Board of Directors may adopt a corporate seal. The corporate seal shall consist of a die bearing the name of the corporation and the inscription, "Corporate Seal-Delaware." Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

ARTICLE III

STOCKHOLDERS' MEETINGS

        Section 4.    Place Of Meetings.    Meetings of the stockholders of the corporation may be held at such place, either within or without the State of Delaware, as may be determined from time to time by the Board of Directors. The Board of Directors may, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication as provided under the Delaware General Corporation Law ("DGCL").

        Section 5.    Annual Meetings.

          (a)   The annual meeting of the stockholders of the corporation, for the purpose of election of directors and for such other business as may properly come before it, shall be held on such date and at such time as may be designated from time to time by the Board of Directors. Nominations of persons for election to the Board of Directors of the corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders: (i) pursuant to the corporation's notice of meeting of stockholders (with respect to business other than nominations); (ii) brought specifically by or at the direction of the Board of Directors; or (iii) by any stockholder of the corporation who was a stockholder of record at the time of giving the stockholder's notice provided for in Section 5(b) below, who is entitled to vote at the meeting and who complied with the notice procedures set forth in Section 5. For the avoidance of doubt, clause (iii) above shall be the exclusive means for a stockholder to make nominations and submit other business (other than matters properly included in the corporation's notice of meeting of stockholders and proxy statement under Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the "1934 Act")) before an annual meeting of stockholders.

          (b)   At an annual meeting of the stockholders, only such business shall be conducted as is a proper matter for stockholder action under Delaware law and as shall have been properly brought before the meeting.

              (i)  For nominations for the election to the Board of Directors to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of Section 5(a) of these Bylaws, the stockholder must deliver written notice to the Secretary at the principal executive offices of the corporation on a timely basis as set forth in Section 5(b)(iii) and must update and supplement such written notice on a timely basis as set forth in Section 5(c). Such stockholder's notice shall set forth: (A) as to each nominee such stockholder proposes to nominate at the meeting: (1) the name, age, business address and residence address of such nominee, (2) the principal occupation or employment of such nominee, (3) the class and number of shares of each class of capital stock of the corporation which are owned of record and beneficially by such nominee, (4) the date or dates on which such shares were acquired and the investment intent of such acquisition, (5) and (6) such other information concerning such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved), or that is otherwise required to be disclosed pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder (including such person's written consent to being named as a nominee and to serving as a director if elected); and (B) the information required by Section 5(b)(iv). The corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director of the corporation or that could be material to a reasonable stockholder's understanding of the independence, or lack thereof, of such proposed nominee.

             (ii)  Other than proposals sought to be included in the corporation's proxy materials pursuant to Rule 14(a)-8 under the 1934 Act, for business other than nominations for the election to the Board of Directors to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of Section 5(a) of these Bylaws, the stockholder must deliver written notice to the Secretary at the principal executive offices of the corporation on a timely basis as set forth in Section 5(b)(iii), and must update and supplement such written notice on a timely basis as set forth in Section 5(c). Such stockholder's notice shall set forth: (A) as to each matter such stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting, and any material interest (including any anticipated benefit of such business to any Proponent (as defined below) other than solely as a result of its ownership of the corporation's capital stock, that is material to any Proponent individually, or to the Proponents in the aggregate) in such business of any Proponent; and (B) the information required by Section 5(b)(iv).

           (iii)  To be timely, the written notice required by Section 5(b)(i) or 5(b)(ii) must be received by the Secretary at the principal executive offices of the corporation not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year's annual meeting; provided, however, that, subject to the last sentence of this Section 5(b)(iii), in the event that the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year's annual meeting, notice by the stockholder to be timely must be so received not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. In no event shall an adjournment or a postponement of an annual meeting for which notice has been given, or the public announcement thereof has been made, commence a new time period for the giving of a stockholder's notice as described above.

            (iv)  The written notice required by Section 5(b)(i) or 5(b)(ii) shall also set forth, as of the date of the notice and as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (each, a "Proponent" and collectively, the "Proponents"): (A) the name and address of each Proponent, as they appear on the corporation's books; (B) the class, series and number of shares of the corporation that are owned beneficially and of record by each Proponent; (C) a description of any agreement, arrangement or understanding (whether oral or in writing) with respect to such nomination or proposal between or among any Proponent and any of its affiliates or associates, and any others (including their names) acting in concert, or otherwise under the agreement, arrangement or understanding, with any of the foregoing; (D) a representation that the Proponents are holders of record or beneficial owners, as the case may be, of shares of the corporation entitled to vote at the meeting and intend to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice (with respect to a notice under Section 5(b)(i)) or to propose the business that is specified in the notice (with respect to a notice under Section 5(b)(ii)); (E) a representation as to whether the Proponents intend to deliver a proxy statement and form of proxy to holders of a sufficient number of holders of the corporation's voting shares to elect such nominee or nominees (with respect to a notice under Section 5(b)(i)) or to carry such proposal (with respect to a notice under Section 5(b)(ii)); (F) to the extent known by any Proponent, the name and address of any other stockholder supporting the proposal on the date of such stockholder's notice; and (G) a description of all Derivative Transactions (as defined below) by each Proponent during the previous twelve (12) month period, including the date of the transactions and the class, series and number of securities involved in, and the material economic terms of, such Derivative Transactions.

        For purposes of Sections 5 and 6, a "Derivative Transaction" means any agreement, arrangement, interest or understanding entered into by, or on behalf or for the benefit of, any Proponent or any of its affiliates or associates, whether record or beneficial:

          (w)  the value of which is derived in whole or in part from the value of any class or series of shares or other securities of the corporation,

          (x)   which otherwise provides any direct or indirect opportunity to gain or share in any gain derived from a change in the value of securities of the corporation,

          (y)   the effect or intent of which is to mitigate loss, manage risk or benefit of security value or price changes, or

          (z)   which provides the right to vote or increase or decrease the voting power of, such Proponent, or any of its affiliates or associates, with respect to any securities of the corporation,

which agreement, arrangement, interest or understanding may include, without limitation, any option, warrant, debt position, note, bond, convertible security, swap, stock appreciation right, short position, profit interest, hedge, right to dividends, voting agreement, performance-related fee or arrangement to borrow or lend shares (whether or not subject to payment, settlement, exercise or conversion in any such class or series), and any proportionate interest of such Proponent in the securities of the corporation held by any general or limited partnership, or any limited liability company, of which such Proponent is, directly or indirectly, a general partner or managing member.

          (c)   A stockholder providing written notice required by Section 5(b)(i) or (ii) shall update and supplement such notice in writing, if necessary, so that the information provided or required to be provided in such notice is true and correct in all material respects as of (i) the record date for the meeting and (ii) the date that is five (5) business days prior to the meeting and, in the event of any adjournment or postponement thereof, five (5) business days prior to such adjourned or postponed meeting. In the case of an update and supplement pursuant to clause (i) of this Section 5(c), such update and supplement shall be received by the Secretary at the principal executive offices of the corporation not later than five (5) business days after the record date for the meeting. In the case of an update and supplement pursuant to clause (ii) of this Section 5(c), such update and supplement shall be received by the Secretary at the principal executive offices of the corporation not later than two (2) business days prior to the date for the meeting, and, in the event of any adjournment or postponement thereof, two (2) business days prior to such adjourned or postponed meeting.

          (d)   Notwithstanding anything in Section 5(b)(iii) to the contrary, in the event that the number of directors of the Board of Directors of the corporation is increased and there is no public announcement of the appointment of a director, or, if no appointment was made, of the vacancy, made by the corporation at least ten (10) days before the last day a stockholder may deliver a notice of nomination in accordance with Section 5(b)(iii), a stockholder's notice required by this Section 5 and which complies with the requirements in Section 5(b)(i), other than the timing requirements in Section 5(b)(iii), shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be received by the Secretary at the principal executive offices of the corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the corporation.

          (e)   A person shall not be eligible for election or re-election as a director unless the person is nominated either in accordance with clause (ii) of Section 5(a), or in accordance with clause (iii) of Section 5(a). Except as otherwise required by law, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made, or proposed, as the case may be, in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, or the Proponent does not act in accordance with the representations in Sections 5(b)(iv)(D) and 5(b)(iv)(E), to declare that such proposal or nomination shall not be presented for stockholder action at the meeting and shall be disregarded, notwithstanding that proxies in respect of such nominations or such business may have been solicited or received.

          (f)    Notwithstanding the foregoing provisions of this Section 5, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholders' meeting, a stockholder must also comply with all applicable requirements of the 1934 Act and the rules and regulations thereunder. Nothing in these Bylaws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the corporation's proxy statement pursuant to Rule 14a-8 under the 1934 Act; provided, however, that any references in these Bylaws to the 1934 Act or the rules and regulations thereunder are not intended to and shall not limit the requirements applicable to proposals and/or nominations to be considered pursuant to Section 5(a)(iii) of these Bylaws.

          (g)   For purposes of Sections 5 and 6,

              (i)  "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the 1934 Act; and

             (ii)  "affiliates" and "associates" shall have the meanings set forth in Rule 405 under the Securities Act of 1933, as amended (the "1933 Act").

        Section 6.    Special Meetings.

          (a)   Special meetings of the stockholders of the corporation may be called, for any purpose as is a proper matter for stockholder action under Delaware law, by (i) the Chairman of the Board of Directors, (ii) the Chief Executive Officer, or (iii) the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption).

          (b)   The Board of Directors shall determine the time and place, if any, of such special meeting. Upon determination of the time and place, if any, of the meeting, the Secretary shall cause a notice of meeting to be given to the stockholders entitled to vote, in accordance with the provisions of Section 7 of these Bylaws. No business may be transacted at such special meeting otherwise than specified in the notice of meeting.

          (c)   Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the corporation who is a stockholder of record at the time of giving notice provided for in this paragraph, who shall be entitled to vote at the meeting and who delivers written notice to the Secretary of the corporation setting forth the information required by Section 5(b)(i). In the event the corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder of record may nominate a person or persons (as the case may be), for election to such position(s) as specified in the corporation's notice of meeting, if written notice setting forth the information required by Section 5(b)(i) of these Bylaws shall be received by the Secretary at the principal executive offices of the corporation not later than the close of business on the later of the ninetieth (90th) day prior to such meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. The stockholder shall also update and supplement such information as required under Section 5(c). In no event shall an adjournment or a postponement of a special meeting for which notice has been given, or the public announcement thereof has been made, commence a new time period for the giving of a stockholder's notice as described above.

          (d)   Notwithstanding the foregoing provisions of this Section 6, a stockholder must also comply with all applicable requirements of the 1934 Act and the rules and regulations thereunder with respect to matters set forth in this Section 6. Nothing in these Bylaws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the corporation's proxy statement pursuant to Rule 14a-8 under the 1934 Act; provided, however, that any references in these Bylaws to the 1934 Act or the rules and regulations thereunder are not intended to and shall not limit the requirements applicable to nominations for the election to the Board of Directors to be considered pursuant to Section 6(c) of these Bylaws.

        Section 7.    Notice Of Meetings.    Except as otherwise provided by law, notice, given in writing or by electronic transmission, of each meeting of stockholders shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting, such notice to specify the place, if any, date and hour, in the case of special meetings, the purpose or purposes of the meeting, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at any such meeting. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder's address as it appears on the records of the corporation. Notice of the time, place, if any, and purpose of any meeting of stockholders may be waived in writing, signed by the person entitled to notice thereof, or by electronic transmission by such person, either before or after such meeting, and will be waived by any stockholder by his attendance thereat in person, by remote communication, if applicable, or by proxy, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any stockholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given.

        Section 8.    Quorum.    At all meetings of stockholders, except where otherwise provided by statute or by the Certificate of Incorporation, or by these Bylaws, the presence, in person, by remote communication, if applicable, or by proxy duly authorized, of the holders of a majority of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. In the absence of a quorum, any meeting of stockholders may be adjourned, from time to time, either by the chairman of the meeting or by vote of the holders of a majority of the shares represented thereat, but no other business shall be transacted at such meeting. The stockholders present at a duly called or convened meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Except as otherwise provided by statute or by applicable stock exchange rules, or by the Certificate of Incorporation or these Bylaws, in all matters other than the election of directors, the affirmative vote of the majority of shares present in person, by remote communication, if applicable, or represented by proxy at the meeting and entitled to vote generally on the subject matter shall be the act of the stockholders. Except as otherwise provided by statute, the Certificate of Incorporation or these Bylaws, directors shall be elected by a plurality of the votes of the shares present in person, by remote communication, if applicable, or represented by proxy at the meeting and entitled to vote generally on the election of directors. Where a separate vote by a class or classes or series is required, except where otherwise provided by the statute or by the Certificate of Incorporation or these Bylaws, a majority of the outstanding shares of such class or classes or series, present in person, by remote communication, if applicable, or represented by proxy duly authorized, shall constitute a quorum entitled to take action with respect to that vote on that matter. Except where otherwise provided by statute or by the Certificate of Incorporation or these Bylaws, the affirmative vote of the majority (plurality, in the case of the election of directors) of shares of such class or classes or series present in person, by remote communication, if applicable, or represented by proxy at the meeting shall be the act of such class or classes or series.

        Section 9.    Adjournment And Notice Of Adjourned Meetings.    Any meeting of stockholders, whether annual or special, may be adjourned from time to time either by the chairman of the meeting or by the vote of a majority of the shares present in person, by remote communication, if applicable, or represented by proxy at the meeting. When a meeting is adjourned to another time or place, if any, notice need not be given of the adjourned meeting if the time and place, if any, thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

        Section 10.    Voting Rights.    For the purpose of determining those stockholders entitled to vote at any meeting of the stockholders, except as otherwise provided by law, only persons in whose names shares stand on the stock records of the corporation on the record date, as provided in Section 12 of these Bylaws, shall be entitled to vote at any meeting of stockholders. Every person entitled to vote or execute consents shall have the right to do so either in person, by remote communication, if applicable, or by an agent or agents authorized by a proxy granted in accordance with Delaware law. An agent so appointed need not be a stockholder. No proxy shall be voted after three (3) years from its date of creation unless the proxy provides for a longer period.

        Section 11.    Joint Owners Of Stock.    If shares or other securities having voting power stand of record in the names of two (2) or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety, or otherwise, or if two (2) or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect: (a) if only one (1) votes, his act binds all; (b) if more than one (1) votes, the act of the majority so voting binds all; (c) if more than one (1) votes, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionally, or may apply to the Delaware Court of Chancery for relief as provided in the DGCL, Section 217(b). If the instrument filed with the Secretary shows that any such tenancy is held in unequal interests, a majority or even-split for the purpose of subsection (c) shall be a majority or even-split in interest.

        Section 12.    List Of Stockholders.    The Secretary shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order, showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (b) during ordinary business hours, at the principal place of business of the corporation. In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation. The list shall be open to examination of any stockholder during the time of the meeting as provided by law.

        Section 13.    Action Without Meeting.

          (a)   Unless otherwise provided in the Certificate of Incorporation, any action required by statute to be taken at any annual or special meeting of the stockholders, or any action which may be taken at any annual or special meeting of the stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, or by electronic transmission setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

          (b)   Every written consent or electronic transmission shall bear the date of signature of each stockholder who signs the consent, and no written consent or electronic transmission shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated consent delivered to the corporation in the manner herein required, written consents or electronic transmissions signed by a sufficient number of stockholders to take action are delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to a corporation's registered office shall be by hand or by certified or registered mail, return receipt requested.

          (c)   Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing or by electronic transmission and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of stockholders to take action were delivered to the corporation as provided in Section 228 (c) of the DGCL. If the action which is consented to is such as would have required the filing of a certificate under any section of the DGCL if such action had been voted on by stockholders at a meeting thereof, then the certificate filed under such section shall state, in lieu of any statement required by such section concerning any vote of stockholders, that written consent has been given in accordance with Section 228 of the DGCL.

          (d)   A telegram, cablegram or other electronic transmission consent to an action to be taken and transmitted by a stockholder or proxyholder, or by a person or persons authorized to act for a stockholder or proxyholder, shall be deemed to be written, signed and dated for the purposes of this section, provided that any such telegram, cablegram or other electronic transmission sets forth or is delivered with information from which the corporation can determine (i) that the telegram, cablegram or other electronic transmission was transmitted by the stockholder or proxyholder or by a person or persons authorized to act for the stockholder or proxyholder and (ii) the date on which such stockholder or proxyholder or authorized person or persons transmitted such telegram, cablegram or electronic transmission. The date on which such telegram, cablegram or electronic transmission is transmitted shall be deemed to be the date on which such consent was signed. No consent given by telegram, cablegram or other electronic transmission shall be deemed to have been delivered until such consent is reproduced in paper form and until such paper form shall be delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to a corporation's registered office shall be made by hand or by certified or registered mail, return receipt requested. Notwithstanding the foregoing limitations on delivery, consents given by telegram, cablegram or other electronic transmission may be otherwise delivered to the principal place of business of the corporation or to an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded if, to the extent and in the manner provided by resolution of the board of directors of the corporation. Any copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire original in writing.

        Section 14.    Organization.

          (a)   At every meeting of stockholders, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the President, or, if the President is absent, a chairman of the meeting chosen by a majority in interest of the stockholders entitled to vote, present in person or by proxy, shall act as chairman. The Secretary, or, in his or her absence, an Assistant Secretary directed to do so by the President, shall act as secretary of the meeting.

          (b)   The Board of Directors of the corporation shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the Board of Directors, if any, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in such meeting to stockholders of record of the corporation and their duly authorized and constituted proxies and such other persons as the chairman shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants and regulation of the opening and closing of the polls for balloting on matters which are to be voted on by ballot. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure.

ARTICLE IV

DIRECTORS

        Section 15.    Number And Term Of Office.    The authorized number of directors of the corporation shall be fixed in accordance with the Certificate of Incorporation. Directors need not be stockholders unless so required by the Certificate of Incorporation. If for any cause, the directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in these Bylaws.

        Section 16.    Powers.    The powers of the corporation shall be exercised, its business conducted and its property controlled by the Board of Directors, except as may be otherwise provided by statute or by the Certificate of Incorporation.

        Section 17.    Board of Directors.    Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, directors shall be elected at each annual meeting of stockholders to serve until the next annual meeting of stockholders. Each director shall serve until his successor is duly elected and qualified or until his death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

        Section 18.    Vacancies.    Unless otherwise provided in the Certificate of Incorporation, and subject to the rights of the holders of any series of Preferred Stock, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by stockholders, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors, or by a sole remaining director, and not by the stockholders, provided, however, that whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the Certificate of Incorporation, vacancies and newly created directorships of such class or classes or series shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by stockholders, be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected, and not by the stockholders. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director's successor shall have been elected and qualified. A vacancy in the Board of Directors shall be deemed to exist under this Bylaw in the case of the death, removal or resignation of any director.

        Section 19.    Resignation.    Any director may resign at any time by delivering his or her notice in writing or by electronic transmission to the Secretary, such resignation to specify whether it will be effective at a particular time. If no such specification is made, it shall be deemed effective at the time of delivery to the Secretary. When one or more directors shall resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each Director so chosen shall hold office for the unexpired portion of the term of the Director whose place shall be vacated and until his successor shall have been duly elected and qualified.

        Section 20.    Removal.    The Board of Directors or any individual director may be removed from office at any time (a) with cause by the affirmative vote of the holders of a majority of the voting power of all the then-outstanding shares of capital stock of the corporation, entitled to vote generally at an election of directors or (b) without cause by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all the then-outstanding shares of the capital stock of the corporation entitled to vote generally at an election of directors.

        Section 21.    Meetings.

          (a)    Regular Meetings.    Unless otherwise restricted by the Certificate of Incorporation, regular meetings of the Board of Directors may be held at any time or date and at any place within or without the State of Delaware which has been designated by the Board of Directors and publicized among all directors, either orally or in writing, by telephone, including a voice-messaging system or other system designed to record and communicate messages, facsimile, telegraph or telex, or by electronic mail or other electronic means. No further notice shall be required for regular meetings of the Board of Directors.

          (b)    Special Meetings.    Unless otherwise restricted by the Certificate of Incorporation, special meetings of the Board of Directors may be held at any time and place within or without the State of Delaware whenever called by the Chairman of the Board, the Chief Executive Officer or a majority of the authorized number of directors.

          (c)    Meetings by Electronic Communications Equipment.    Any member of the Board of Directors, or of any committee thereof, may participate in a meeting by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

          (d)    Notice of Special Meetings.    Notice of the time and place of all special meetings of the Board of Directors shall be orally or in writing, by telephone, including a voice messaging system or other system or technology designed to record and communicate messages, facsimile, telegraph or telex, or by electronic mail or other electronic means, during normal business hours, at least twenty-four (24) hours before the date and time of the meeting. If notice is sent by US mail, it shall be sent by first class mail, charges prepaid, at least three (3) days before the date of the meeting. Notice of any meeting may be waived in writing, or by electronic transmission, at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

          (e)    Waiver of Notice.    The transaction of all business at any meeting of the Board of Directors, or any committee thereof, however called or noticed, or wherever held, shall be as valid as though it had been transacted at a meeting duly held after regular call and notice, if a quorum be present and if, either before or after the meeting, each of the directors not present who did not receive notice shall sign a written waiver of notice or shall waive notice by electronic transmission. All such waivers shall be filed with the corporate records or made a part of the minutes of the meeting.

        Section 22.    Quorum And Voting.

          (a)   Unless the Certificate of Incorporation requires a greater number, and except with respect to questions related to indemnification arising under Section 43 for which a quorum shall be one-third of the exact number of directors fixed from time to time, a quorum of the Board of Directors shall consist of a majority of the exact number of directors fixed from time to time by the Board of Directors in accordance with the Certificate of Incorporation; provided, however, at any meeting whether a quorum be present or otherwise, a majority of the directors present may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors, without notice other than by announcement at the meeting.

          (b)   At each meeting of the Board of Directors at which a quorum is present, all questions and business shall be determined by the affirmative vote of a majority of the directors present, unless a different vote be required by law, the Certificate of Incorporation or these Bylaws.

        Section 23.    Action Without Meeting.    Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing or by electronic transmission, and such writing or writings or transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

        Section 24.    Fees And Compensation.    Directors shall be entitled to such compensation for their services as may be approved by the Board of Directors, including, if so approved, by resolution of the Board of Directors, a fixed sum and expenses of attendance, if any, for attendance at each regular or special meeting of the Board of Directors and at any meeting of a committee of the Board of Directors. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee, or otherwise and receiving compensation therefor.

        Section 25.    Committees.

          (a)    Executive Committee.    The Board of Directors may appoint an Executive Committee to consist of one (1) or more members of the Board of Directors. The Executive Committee, to the extent permitted by law and provided in the resolution of the Board of Directors shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to (i) approving or adopting, or recommending to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval, or (ii) adopting, amending or repealing any bylaw of the corporation.

          (b)    Other Committees.    The Board of Directors may, from time to time, appoint such other committees as may be permitted by law. Such other committees appointed by the Board of Directors shall consist of one (1) or more members of the Board of Directors and shall have such powers and perform such duties as may be prescribed by the resolution or resolutions creating such committees, but in no event shall any such committee have the powers denied to the Executive Committee in these Bylaws.

          (c)    Term.    The Board of Directors, subject to any requirements of any outstanding series of Preferred Stock and the provisions of subsections (a) or (b) of this Section 25, may at any time increase or decrease the number of members of a committee or terminate the existence of a committee. The membership of a committee member shall terminate on the date of his death or voluntary resignation from the committee or from the Board of Directors. The Board of Directors may at any time for any reason remove any individual committee member and the Board of Directors may fill any committee vacancy created by death, resignation, removal or increase in the number of members of the committee. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee, and, in addition, in the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

          (d)    Meetings.    Unless the Board of Directors shall otherwise provide, regular meetings of the Executive Committee or any other committee appointed pursuant to this Section 25 shall be held at such times and places as are determined by the Board of Directors, or by any such committee, and when notice thereof has been given to each member of such committee, no further notice of such regular meetings need be given thereafter. Special meetings of any such committee may be held at any place which has been determined from time to time by such committee, and may be called by any Director who is a member of such committee, upon notice to the members of such committee of the time and place of such special meeting given in the manner provided for the giving of notice to members of the Board of Directors of the time and place of special meetings of the Board of Directors. Notice of any special meeting of any committee may be waived in writing or by electronic transmission at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends such special meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Unless otherwise provided by the Board of Directors in the resolutions authorizing the creation of the committee, a majority of the authorized number of members of any such committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of such committee.

        Section 26.    Organization.    At every meeting of the directors, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the Chief Executive Officer (if a director), or, if a Chief Executive Officer is absent, the President (if a director), or if the President is absent, the most senior Vice President (if a director), or, in the absence of any such person, a chairman of the meeting chosen by a majority of the directors present, shall preside over the meeting. The Secretary, or in his absence, any Assistant Secretary or other officer or director directed to do so by the President, shall act as secretary of the meeting.

ARTICLE V

OFFICERS

        Section 27.    Officers Designated.    The officers of the corporation shall include, if and when designated by the Board of Directors, the Chief Executive Officer, the President, one or more Vice Presidents, the Secretary, the Chief Financial Officer and the Treasurer. The Board of Directors may also appoint one or more Assistant Secretaries and Assistant Treasurers and such other officers and agents with such powers and duties as it shall deem necessary. The Board of Directors may assign such additional titles to one or more of the officers as it shall deem appropriate. Any one person may hold any number of offices of the corporation at any one time unless specifically prohibited therefrom by law. The salaries and other compensation of the officers of the corporation shall be fixed by or in the manner designated by the Board of Directors.

        Section 28.    Tenure And Duties Of Officers.

          (a)    General.    All officers shall hold office at the pleasure of the Board of Directors and until their successors shall have been duly elected and qualified, unless sooner removed. Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors.

          (b)    Duties of Chief Executive Officer.    The Chief Executive Officer shall preside at all meetings of the stockholders and at all meetings of the Board of Directors, unless the Chairman of the Board of Directors has been appointed and is present. Unless another officer has been appointed Chief Executive Officer of the corporation, the President shall be the chief executive officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the corporation. To the extent that a Chief Executive Officer has been appointed and no President has been appointed, all references in these Bylaws to the President shall be deemed references to the Chief Executive Officer. The Chief Executive Officer shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers, as the Board of Directors shall designate from time to time.

          (c)    Duties of President.    The President shall preside at all meetings of the stockholders and at all meetings of the Board of Directors, unless the Chairman of the Board of Directors or the Chief Executive Officer has been appointed and is present. Unless another officer has been appointed Chief Executive Officer of the corporation, the President shall be the chief executive officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the corporation. The President shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers, as the Board of Directors shall designate from time to time.

          (d)    Duties of Vice Presidents.    The Vice Presidents may assume and perform the duties of the President in the absence or disability of the President or whenever the office of President is vacant. The Vice Presidents shall perform other duties commonly incident to their office and shall also perform such other duties and have such other powers as the Board of Directors or the Chief Executive Officer, or, if the Chief Executive Officer has not been appointed or is absent, the President shall designate from time to time.

          (e)    Duties of Secretary.    The Secretary shall attend all meetings of the stockholders and of the Board of Directors and shall record all acts and proceedings thereof in the minute book of the corporation. The Secretary shall give notice in conformity with these Bylaws of all meetings of the stockholders and of all meetings of the Board of Directors and any committee thereof requiring notice. The Secretary shall perform all other duties provided for in these Bylaws and other duties commonly incident to the office and shall also perform such other duties and have such other powers, as the Board of Directors shall designate from time to time. The President may direct any Assistant Secretary or other officer to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each Assistant Secretary shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

          (f)    Duties of Chief Financial Officer.    The Chief Financial Officer shall keep or cause to be kept the books of account of the corporation in a thorough and proper manner and shall render statements of the financial affairs of the corporation in such form and as often as required by the Board of Directors or the President. The Chief Financial Officer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the corporation. The Chief Financial Officer shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time. To the extent that a Chief Financial Officer has been appointed and no Treasurer has been appointed, all references in these Bylaws to the Treasurer shall be deemed references to the Chief Financial Officer. The President may direct the Treasurer, if any, or any Assistant Treasurer, or the Controller or any Assistant Controller to assume and perform the duties of the Chief Financial Officer in the absence or disability of the Chief Financial Officer, and each Treasurer and Assistant Treasurer and each Controller and Assistant Controller shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time. Duties of Treasurer.

          (g)    Duties of Treasurer.    Unless another officer has been appointed Chief Financial Officer of the corporation, the Treasurer shall be the chief financial officer of the corporation and shall keep or cause to be kept the books of account of the corporation in a thorough and proper manner and shall render statements of the financial affairs of the corporation in such form and as often as required by the Board of Directors or the President, and, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the corporation. The Treasurer shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

        Section 29.    Delegation Of Authority.    The Board of Directors may from time to time delegate the powers or duties of any officer to any other officer or agent, notwithstanding any provision hereof.

        Section 30.    Resignations.    Any officer may resign at any time by giving notice in writing or by electronic transmission to the Board of Directors or to the President or to the Secretary. Any such resignation shall be effective when received by the person or persons to whom such notice is given, unless a later time is specified therein, in which event the resignation shall become effective at such later time. Unless otherwise specified in such notice, the acceptance of any such resignation shall not be necessary to make it effective. Any resignation shall be without prejudice to the rights, if any, of the corporation under any contract with the resigning officer.

        Section 31.    Removal.    Any officer may be removed from office at any time, either with or without cause, by the affirmative vote of a majority of the directors in office at the time, or by the unanimous written consent of the directors in office at the time, or by any committee or by the Chief Executive Officer or by other superior officers upon whom such power of removal may have been conferred by the Board of Directors.

ARTICLE VI

EXECUTION OF CORPORATE INSTRUMENTS AND VOTING OF SECURITIES OWNED BY THE CORPORATION

        Section 32.    Execution Of Corporate Instruments.    The Board of Directors may, in its discretion, determine the method and designate the signatory officer or officers, or other person or persons, to execute on behalf of the corporation any corporate instrument or document, or to sign on behalf of the corporation the corporate name without limitation, or to enter into contracts on behalf of the corporation, except where otherwise provided by law or these Bylaws, and such execution or signature shall be binding upon the corporation.

        All checks and drafts drawn on banks or other depositaries on funds to the credit of the corporation or in special accounts of the corporation shall be signed by such person or persons as the Board of Directors shall authorize so to do.

        Unless authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

        Section 33.    Voting Of Securities Owned By The Corporation.    All stock and other securities of other corporations owned or held by the corporation for itself, or for other parties in any capacity, shall be voted, and all proxies with respect thereto shall be executed, by the person authorized so to do by resolution of the Board of Directors, or, in the absence of such authorization, by the Chairman of the Board of Directors, the Chief Executive Officer, the President, or any Vice President.

 ARTICLE VII

SHARES OF STOCK

        Section 34.    Form And Execution Of Certificates.    The shares of the corporation shall be represented by certificates, or shall be uncertificated if so provided by resolution or resolutions of the Board of Directors. Certificates for the shares of stock, if any, shall be in such form as is consistent with the Certificate of Incorporation and applicable law. Every holder of stock represented by certificate in the corporation shall be entitled to have a certificate signed by or in the name of the corporation by the Chairman of the Board of Directors, or the President or any Vice President and by the Treasurer or Assistant Treasurer or the Secretary or Assistant Secretary, certifying the number of shares owned by him in the corporation. Any or all of the signatures on the certificate may be facsimiles. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

        Section 35.    Lost Certificates.    A new certificate or certificates shall be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. The corporation may require, as a condition precedent to the issuance of a new certificate or certificates, the owner of such lost, stolen, or destroyed certificate or certificates, or the owner's legal representative, to agree to indemnify the corporation in such manner as it shall require or to give the corporation a surety bond in such form and amount as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen, or destroyed.

        Section 36.    Transfers.

          (a)   Transfers of record of shares of stock of the corporation shall be made only upon its books by the holders thereof, in person or by attorney duly authorized, and, in the case of stock represented by certificate, upon the surrender of a properly endorsed certificate or certificates for a like number of shares.

          (b)   The corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes owned by such stockholders in any manner not prohibited by the DGCL.

        Section 37.    Fixing Record Dates.

          (a)   In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall, subject to applicable law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

          (b)   In order that the corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. Any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the Secretary, request the Board of Directors to fix a record date. The Board of Directors shall promptly, but in all events within ten (10) days after the date on which such a request is received, adopt a resolution fixing the record date. If no record date has been fixed by the Board of Directors within ten (10) days of the date on which such a request is received, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

          (c)   In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

        Section 38.    Registered Stockholders.    The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

ARTICLE VIII

OTHER SECURITIES OF THE CORPORATION

        Section 39.    Execution Of Other Securities.    All bonds, debentures and other corporate securities of the corporation, other than stock certificates (covered in Section 34), may be signed by the Chairman of the Board of Directors, the President or any Vice President, or such other person as may be authorized by the Board of Directors, and the corporate seal impressed thereon or a facsimile of such seal imprinted thereon and attested by the signature of the Secretary or an Assistant Secretary, or the Chief Financial Officer or Treasurer or an Assistant Treasurer; provided, however, that where any such bond, debenture or other corporate security shall be authenticated by the manual signature, or where permissible facsimile signature, of a trustee under an indenture pursuant to which such bond, debenture or other corporate security shall be issued, the signatures of the persons signing and attesting the corporate seal on such bond, debenture or other corporate security may be the imprinted facsimile of the signatures of such persons. Interest coupons appertaining to any such bond, debenture or other corporate security, authenticated by a trustee as aforesaid, shall be signed by the Treasurer or an Assistant Treasurer of the corporation or such other person as may be authorized by the Board of Directors, or bear imprinted thereon the facsimile signature of such person. In case any officer who shall have signed or attested any bond, debenture or other corporate security, or whose facsimile signature shall appear thereon or on any such interest coupon, shall have ceased to be such officer before the bond, debenture or other corporate security so signed or attested shall have been delivered, such bond, debenture or other corporate security nevertheless may be adopted by the corporation and issued and delivered as though the person who signed the same or whose facsimile signature shall have been used thereon had not ceased to be such officer of the corporation.

ARTICLE IX

DIVIDENDS

        Section 40.    Declaration Of Dividends.    Dividends upon the capital stock of the corporation, subject to the provisions of the Certificate of Incorporation and applicable law, if any, may be declared by the Board of Directors pursuant to law at any regular or special meeting. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation and applicable law.

        Section 41.    Dividend Reserve.    Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the Board of Directors shall think conducive to the interests of the corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

ARTICLE X

FISCAL YEAR

        Section 42.    Fiscal Year.    The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

ARTICLE XI

INDEMNIFICATION

        Section 43.    Indemnification Of Directors, Officers, Employees And Other Agents.

          (a)    Directors and officers.    The corporation shall indemnify its directors and officers to the fullest extent not prohibited by the DGCL or any other applicable law; provided, however, that the corporation may modify the extent of such indemnification by individual contracts with its directors and officers; and, provided, further, that the corporation shall not be required to indemnify any director or officer in connection with any proceeding (or part thereof) initiated by such person unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board of Directors of the corporation, (iii) such indemnification is provided by the corporation, in its sole discretion, pursuant to the powers vested in the corporation under the DGCL or any other applicable law or (iv) such indemnification is required to be made under subsection (d).

          (b)    Employees and Other Agents.    The corporation shall have power to indemnify its employees and other agents as set forth in the DGCL or any other applicable law. The Board of Directors shall have the power to delegate the determination of whether indemnification shall be given to any such person to such officers or other persons as the Board of Directors shall determine.

          (c)    Expenses.    The corporation shall advance to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or executive officer of another corporation, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request therefor, all expenses incurred by any director or officer in connection with such proceeding provided, however, that if the DGCL requires, an advancement of expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the corporation of an undertaking (hereinafter an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a "final adjudication") that such indemnitee is not entitled to be indemnified for such expenses under this section or otherwise.

        Notwithstanding the foregoing, unless otherwise determined pursuant to paragraph (e) of this section, no advance shall be made by the corporation to an officer of the corporation (except by reason of the fact that such officer is or was a director of the corporation in which event this paragraph shall not apply) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made (i) by a majority vote of directors who were not parties to the proceeding, even if not a quorum, or (ii) by a committee of such directors designated by a majority vote of such directors, even though less than a quorum, or (iii) if there are no such directors, or such directors so direct, by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the corporation.

          (d)    Enforcement.    Without the necessity of entering into an express contract, all rights to indemnification and advances to directors and officers under this Bylaw shall be deemed to be contractual rights and be effective to the same extent and as if provided for in a contract between the corporation and the director or officer. Any right to indemnification or advances granted by this section to a director or officer shall be enforceable by or on behalf of the person holding such right in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within ninety (90) days of request therefor. To the extent permitted by law, the claimant in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting the claim. In connection with any claim for indemnification, the corporation shall be entitled to raise as a defense to any such action that the claimant has not met the standards of conduct that make it permissible under the DGCL or any other applicable law for the corporation to indemnify the claimant for the amount claimed. In connection with any claim by an officer of the corporation (except in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such executive officer is or was a director of the corporation) for advances, the corporation shall be entitled to raise a defense as to any such action clear and convincing evidence that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the corporation, or with respect to any criminal action or proceeding that such person acted without reasonable cause to believe that his conduct was lawful. Neither the failure of the corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in the DGCL or any other applicable law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct. In any suit brought by a director or officer to enforce a right to indemnification or to an advancement of expenses hereunder, the burden of proving that the director or officer is not entitled to be indemnified, or to such advancement of expenses, under this section or otherwise shall be on the corporation.

          (e)    Non-Exclusivity of Rights.    The rights conferred on any person by this Bylaw shall not be exclusive of any other right which such person may have or hereafter acquire under any applicable statute, provision of the Certificate of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office. The corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advances, to the fullest extent not prohibited by the DGCL, or by any other applicable law.

          (f)    Survival of Rights.    The rights conferred on any person by this Bylaw shall continue as to a person who has ceased to be a director, officer, employee or other agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

          (g)    Insurance.    To the fullest extent permitted by the DGCL or any other applicable law, the corporation, upon approval by the Board of Directors, may purchase insurance on behalf of any person required or permitted to be indemnified pursuant to this section.

          (h)    Amendments.    Any repeal or modification of this section shall only be prospective and shall not affect the rights under this Bylaw in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any proceeding against any agent of the corporation.

          (i)    Saving Clause.    If this Bylaw or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the corporation shall nevertheless indemnify each director and officer to the full extent not prohibited by any applicable portion of this section that shall not have been invalidated, or by any other applicable law. If this section shall be invalid due to the application of the indemnification provisions of another jurisdiction, then the corporation shall indemnify each director and officer to the full extent under any other applicable law.

          (j)    Certain Definitions.    For the purposes of this Bylaw, the following definitions shall apply:

              (i)  The term "proceeding" shall be broadly construed and shall include, without limitation, the investigation, preparation, prosecution, defense, settlement, arbitration and appeal of, and the giving of testimony in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative.

             (ii)  The term "expenses" shall be broadly construed and shall include, without limitation, court costs, attorneys' fees, witness fees, fines, amounts paid in settlement or judgment and any other costs and expenses of any nature or kind incurred in connection with any proceeding.

           (iii)  The term the "corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this section with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

            (iv)  References to a "director," "executive officer," "officer," "employee," or "agent" of the corporation shall include, without limitation, situations where such person is serving at the request of the corporation as, respectively, a director, executive officer, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise.

             (v)  References to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this section.

ARTICLE XII

NOTICES

        Section 44.    Notices.

          (a)    Notice To Stockholders.    Written notice to stockholders of stockholder meetings shall be given as provided in Section 7 herein. Without limiting the manner by which notice may otherwise be given effectively to stockholders under any agreement or contract with such stockholder, and except as otherwise required by law, written notice to stockholders for purposes other than stockholder meetings may be sent by US mail or nationally recognized overnight courier, or by facsimile, telegraph or telex or by electronic mail or other electronic means.

          (b)    Notice To Directors.    Any notice required to be given to any director may be given by the method stated in subsection (a), as otherwise provided in these Bylaws, or by overnight delivery service, facsimile, telex or telegram, except that such notice other than one which is delivered personally shall be sent to such address as such director shall have filed in writing with the Secretary, or, in the absence of such filing, to the last known post office address of such director.

          (c)    Affidavit Of Mailing.    An affidavit of mailing, executed by a duly authorized and competent employee of the corporation or its transfer agent appointed with respect to the class of stock affected, or other agent, specifying the name and address or the names and addresses of the stockholder or stockholders, or director or directors, to whom any such notice or notices was or were given, and the time and method of giving the same, shall in the absence of fraud, be prima facie evidence of the facts therein contained.

          (d)    Methods of Notice.    It shall not be necessary that the same method of giving notice be employed in respect of all recipients of notice, but one permissible method may be employed in respect of any one or more, and any other permissible method or methods may be employed in respect of any other or others.

          (e)    Notice To Person With Whom Communication Is Unlawful.    Whenever notice is required to be given, under any provision of law or of the Certificate of Incorporation or Bylaws of

  the corporation, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the corporation is such as to require the filing of a certificate under any provision of the DGCL, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

          (f)    Notice to Stockholders Sharing an Address.    Except as otherwise prohibited under DGCL, any notice given under the provisions of DGCL, the Certificate of Incorporation or the Bylaws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. Such consent shall have been deemed to have been given if such stockholder fails to object in writing to the corporation within sixty (60) days of having been given notice by the corporation of its intention to send the single notice. Any consent shall be revocable by the stockholder by written notice to the corporation.

ARTICLE XIII

AMENDMENTS

        Section 45.    Subject to the limitations set forth in Section 43(h) of these Bylaws or the provisions of the Certificate of Incorporation, the Board of Directors is expressly empowered to adopt, amend or repeal the Bylaws of the corporation. Any adoption, amendment or repeal of the Bylaws of the corporation by the Board of Directors shall require the approval of a majority of the authorized number of directors. The stockholders also shall have power to adopt, amend or repeal the Bylaws of the corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the corporation required by law or by the Certificate of Incorporation, such action by stockholders shall require the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then-outstanding shares of the capital stock of the corporation entitled to vote generally in the election of directors, voting together as a single class.

ARTICLE XIV

LOANS TO OFFICERS

        Section 46.    Loans To Officers.    Except as otherwise prohibited by applicable law, the corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or of its subsidiaries, including any officer or employee who is a director of the corporation or its subsidiaries, whenever, in the judgment of the Board of Directors, such loan, guarantee or assistance may reasonably be expected to benefit the corporation. The loan, guarantee or other assistance may be with or without interest and may be unsecured, or secured in such manner as the Board of Directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing in these Bylaws shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

 CERTIFICATE OF SECRETARY

        I HEREBY CERTIFY THAT:

  I am the duly elected and acting Secretary of World Heart Corporation, a Delaware corporation (the "Company"); and

        Attached hereto is a complete and accurate copy of the Bylaws of the Company as duly adopted by the Board of Directors by Unanimous Written Consent dated                        , 2009 and said Bylaws are presently in effect.

        IN WITNESS WHEREOF,I have hereunto subscribed my name and affixed the seal of the Company this                         day of                        , 2009.

[NAME] Secretary

 APPENDIX C

STATED CAPITAL REDUCTION RESOLUTION

RESOLVED THAT:

1.
the stated capital account maintained in respect of WorldHeart's common shares be and the same is hereby reduced to an aggregate amount of US$1.00 and the amount of the reduction will be added to the contributed surplus of WorldHeart, with no distribution to any shareholder of WorldHeart;

2.
notwithstanding that this resolution has been passed, if the Arrangement Resolution (as defined in the Circular) is not passed by the shareholders of WorldHeart, the directors of WorldHeart are hereby authorized and empowered not to proceed with the reduction of the stated capital account without further approval of the shareholders of WorldHeart; and

3.
any officer or director of WorldHeart is hereby authorized and directed for and on behalf of WorldHeart to execute or cause to be executed, under the seal of WorldHeart or otherwise, and to deliver or cause to be delivered, all such documents and instruments and to perform or cause to be performed all such other acts and things as in such director's or officer's opinion may be necessary or desirable to give full effect to the foregoing resolution and the matters authorized hereby, such determination to be conclusively evidenced by the execution and delivery of such document, agreement or instrument or the doing of any such act or thing.

C-1

 APPENDIX D

Court File No.: 09-45769

ONTARIO
SUPERIOR COURT OF JUSTICE

THE HONOURABLE	)	THURSDAY, THE 30th
)
MADAM JUSTICE POLOWIN	)	DAY OF JULY 2009

IN THE MATTER OF WORLD HEART CORPORATION

APPLICATION UNDER section 192 of the Canada Business Corporations Act, R.S.C. 1985, c. C-44, as amended, and Rules 14.05 (2) and 14.05 (3) (f) of the Rules of Civil Procedure

INTERIM ORDER

        THIS MOTION, made by the applicant, World Heart Corporation ("WorldHeart Canada"), for an Interim Order for advice and directions under subsection 192(4) of the Canada Business Corporations Act, R.S.C. 1985, c. C-44, as amended (the "CBCA") in connection with an arrangement under section 192 of the CBCA was heard this day at Ottawa, Ontario.

        ON READING the Notice of Application, the Notice of Motion, the Affidavit of David Pellone sworn July 24, 2009, and the exhibits attached to the affidavit (collectively, the "Affidavit"), and on hearing submissions of counsel for WorldHeart Canada.

Definitions

1.    THIS COURT ORDERS that, as used in this Order, unless otherwise defined, terms beginning with capital letters will have the respective meanings set out in the draft management proxy circular of WorldHeart Canada (the "Proxy Circular"), attached as Exhibit "A" to the Affidavit.

Meeting

2.    THIS COURT ORDERS that WorldHeart Canada is authorized and directed to call, hold and conduct an annual and special meeting (the "Meeting") of the holders ("Shareholders") of common shares of WorldHeart Canada ("Common Shares"), to be held on September 17, 2009 at 11:00 a.m. (Eastern Daylight Time) at Suite 1400, 40 Elgin Street, Ottawa, Ontario for, among other things the Shareholders, to consider and, if deemed advisable, pass, with or without variation, a resolution (the "Arrangement Resolution"), which is attached as Appendix A to the Proxy Circular, approving an arrangement (the "Arrangement") substantially as contemplated in the Plan of Arrangement attached as Appendix B to the Proxy Circular.

3.    THIS COURT ORDERS that the Meeting will be called, held and conducted in accordance with the provisions of the CBCA, the notice of annual and special meeting of Shareholders which is included in the Proxy Circular (the "Notice"), and the articles and by-laws of WorldHeart Canada, subject to what may be provided hereafter and subject to any further order of this Court and the rulings and directions of the Chair of the Meeting.

Amendments

4.    THIS COURT ORDERS that WorldHeart Canada is authorized to make such amendments, revisions or supplements to the Arrangement as it may determine without any additional notice to Shareholders and the Arrangement as so amended, revised or supplemented, will be the Arrangement to be submitted to the Meeting and to be the subject of the Arrangement Resolution.

Adjournments and Postponements

5.    THIS COURT ORDERS that notwithstanding the provisions of the CBCA and the by-laws of WorldHeart Canada, the Board of Directors of WorldHeart Canada by resolution will be entitled to adjourn or postpone the Meeting on one or more occasions without the necessity of first convening the Meeting or first obtaining any vote of the Shareholders, or any of them, respecting the adjournment or postponement.

6.    THIS COURT ORDERS that notice of any such adjournment or postponement will be given by press release, by newspaper advertisement, or by notice sent to the Shareholders by one of the methods specified in subparagraph 9(a) below of this Interim Order, as determined by the Board of Directors of WorldHeart Canada to be the most appropriate manner of communication.

Notice of Annual and Special Meeting

7.    THIS COURT ORDERS THAT the record date (the "Record Date") for determining Shareholders entitled to receive the Notice, the Proxy Circular, and the form of proxy (collectively, the "Meeting Materials") will be the close of business on August 10, 2009, as previously approved by the WorldHeart Canada Board of Directors and published by WorldHeart Canada.

8.    THIS COURT ORDERS THAT in the event that a holder has transferred any Common Shares after the Record Date (a "transferee") and the transferee establishes ownership of the Common Shares and demands not later than close of business on September 15, 2009, to be included in the list of Shareholders entitled to vote at the Meeting, the transferee will be entitled to vote those Common Shares at the Meeting.

9.    THIS COURT ORDERS THAT the Meeting Materials, with such amendments or additional documents as the lawyers for WorldHeart Canada may advise are necessary or desirable, and as are not inconsistent with the terms of this Interim Order, will be sent to:

  (a)
  Shareholders determined as at the Record Date, at least 21 days prior to the date of the Meeting excluding the date of mailing, delivery or transmittal and the date of the Meeting, by one or more of the following methods:

  (i)
  by first class prepaid ordinary mail, addressed to the Shareholder, at his, her or its address as it appears on the applicable share registers of WorldHeart Canada as at the Record Date;

  (ii)
  in the case of non-registered holders of Common Shares, by providing multiple copies of the Meeting Materials to intermediaries and registered nominees to facilitate the broad distribution of the Meeting Materials to non-registered holders of Common Shares;

  (iii)
  by delivery in person or by recognized common service to the addresses specified in clause 9(a)(i) above; or

  (iv)
  by facsimile transmission to any Shareholder who identifies himself, herself or itself to the satisfaction of WorldHeart Canada and CIBC Mellon Trust Company, the registrar and transfer agent for Common Shares, acting through its representatives, who requests such facsimile transmission and, if required by WorldHeart, is prepared to pay the charges for such facsimile transmission;

  (b)
  the directors and auditors of WorldHeart Canada and the Director appointed under the CBCA (the "Director"), by mailing the Meeting Materials by prepaid ordinary mail to such persons at least 21 days prior to the date of the Meeting, excluding the date of mailing and the date of the Meeting; and

  (c)
  The Nasdaq Stock Market ("Nasdaq") by electronically filing the Meeting Materials with the United States Securities and Exchange Commission at least 21 days prior to the Meeting, excluding the date of mailing and the date of the Meeting.

  and that compliance with this paragraph will constitute good and sufficient notice of the Meeting.

10.    THIS COURT ORDERS that accidental failure of or omission by WorldHeart Canada to give notice to any one or more Shareholders, or any failure or omission to give such notice as a result of events beyond the reasonable control of WorldHeart Canada (including without limitation any inability to use postal services) will not constitute a breach of the Interim Order or a defect in the calling of the Meeting, but if any such failure or omission is brought to the attention of WorldHeart Canada, then WorldHeart Canada will use reasonable commercial efforts to rectify the failure or omission by the method and in the time most reasonably practicable in the circumstances.

Deemed Receipt of Notice

11.    THIS COURT ORDERS that the Meeting Materials will be deemed for the purposes of this Order to have been received,

  (a)
  in the case of mailing, three days after delivery thereof to the post office;

  (b)
  in the case of delivery in person, upon receipt thereof at the intended recipient's address or, in the case of delivery by courier, one Business Day after receipt by the courier; and

  (c)
  in the case of facsimile transmission or electronic filing, upon the transmission thereof.

Updating Meeting Materials

12.    THIS COURT ORDERS that notice of any amendments, updates or supplements to any of the information provided in the Meeting Materials may be communicated to the Shareholders by press release, by newspaper advertisement or by notice sent to the Shareholders by any of the methods set forth in subparagraph 9(a) above, as determined by the Board of Directors of WorldHeart Canada to be the most appropriate manner of communication.

Permitted Attendees

13.    THIS COURT ORDERS that the only persons entitled to attend the Meeting will be:

  (a)
  the Shareholders or their respective proxies;

  (b)
  WorldHeart Canada's directors, officers, auditors and advisors;

  (c)
  the Director appointed under the CBCA (the "Director"), and

  (d)
  other persons with the permission of the Chair of the Meeting;

and that the only persons entitled to vote at the Meeting will be the Shareholders or their respective proxies.

14.    THIS COURT ORDERS that the accidental omission to give notice of the Meeting, or the non-receipt of such notice, will not invalidate any resolution passed or proceedings taken at the Meeting.

Solicitation of Proxies

15.    THIS COURT ORDERS that WorldHeart Canada is authorized to use the form of proxy in substantially the form attached as Exhibit "B" to the Affidavit, subject to WorldHeart Canada's ability to insert dates and other relevant information in the final form of proxies, and that the use of proxies at the Meeting will be as set out in the Proxy Circular.

16.    THIS COURT ORDERS that WorldHeart Canada is authorized, at its expense, to solicit proxies directly and through WorldHeart Canada's officers, directors and employees, and through such agents or representatives as WorldHeart Canada may retain for that purpose, and by mail, telephone or such other form of personal or electronic communication as WorldHeart Canada may determine.

17.    THIS COURT ORDERS that WorldHeart Canada may in its discretion waive generally the time limits for the deposit of proxies by Shareholders, if WorldHeart Canada deems it advisable to do so.

Quorum and Voting

18.    THIS COURT ORDERS that the votes taken at the Meeting will be taken on the basis of one vote per Common Share, and that subject to any further order of this Court, the Arrangement Resolution will require, for passage as a resolution approving the Arrangement, approval by the affirmative vote of at least two-thirds of the votes cast by the holders of Common Shares present in person or by proxy and entitled to vote at the Meeting (excluding spoiled, illegible and/or defective votes and abstentions).

19.    THIS COURT ORDERS that a quorum at the Meeting will be constituted by the holders of not less than 33 1/3% of the Common Shares, present in person or by proxy; provided that, if no quorum is present within 30 minutes after the appointed meeting time, the Meeting will stand adjourned to be reconvened on a day which is not more than 30 days later, as determined by the Chair of the Meeting, in the Chair's sole discretion, and at such reconvened meeting, those persons present in person or by proxy entitled to vote at such meeting will constitute a quorum for the reconvened meeting. The required votes of such persons present in person or by proxy will be sufficient to authorize WorldHeart Canada to do all such acts and things as may be necessary or desirable to give effect to the Arrangement on a basis consistent with what is provided for in the Proxy Circular.

Scrutineers

20.    THIS COURT ORDERS that the scrutineers for the Meeting will be CIBC Mellon Trust Company (acting through its representatives for that purpose). The duties of the scrutineers will extend to:

  (a)
  invigilating and reporting to the Chair on the deposit and validity of proxies;

  (b)
  reporting to the Chair on the quorum of the Meeting;

  (c)
  reporting to the Chair on the polls taken or ballots cast, if any, at the Meeting; and

  (d)
  providing to WorldHeart Canada and to the Chair written reports on matters related to their duties.

Dissent Rights

21.    THIS COURT ORDERS that all registered holders of Common Shares will be entitled to exercise dissent rights in respect of the Arrangement Resolution in accordance with section 190 of the CBCA and to seek fair value (within the meaning of that term in the CBCA) for their Common Shares provided that, notwithstanding the provisions of section 190 of the CBCA, they give written objection to the Arrangement Resolution by 5:00 p.m. (Eastern Daylight Time) to the President of WorldHeart Canada (at the address set out in the Proxy Circular) on September 16, 2009 or the last Business Day preceding the date of any adjournment of the Meeting, and that they otherwise strictly comply with the requirements of section 190 of the CBCA.

22.    THIS COURT ORDERS that Shareholders who duly exercise such dissent rights and who:

  (a)
  are ultimately determined to be entitled to be paid fair value for their Common Shares, will be deemed to have transferred such Common Shares immediately prior to the Effective Date of the Arrangement and without any further act or formality and free and clear of all liens, claims and encumbrances and such shares will be cancelled as of the Effective Date of the Arrangement; or

  (b)
  are ultimately determined not to be entitled, for any reason, to be paid fair value for their Common Shares, will be deemed to have participated in the Arrangement, as of the Effective Date, on the same basis as a non-dissenting holder of Common Shares and will receive shares of WorldHeart Delaware Common Stock on the same basis as all other Shareholders.

Service and Notice of Sanction Hearing

23.    THIS COURT ORDERS that WorldHeart Canada will include in the Meeting Materials, when sent in accordance with paragraph 9 of this Interim Order, a copy of the Notice of Application herein and the Interim Order (collectively, the "Court Materials"), and such Court Materials will be deemed to have been received at the times specified in accordance with paragraph 11 of this Interim Order, whether such persons reside within Ontario or within another jurisdiction.

24.    THIS COURT ORDERS that the only persons entitled to appear at any hearing to sanction and approve the Arrangement, and to appear and to be heard thereon, will be:

  (a)
  WorldHeart Canada;

  (b)
  the Director; and

  (c)
  persons who have served and filed a Notice of Appearance in accordance with the Rules of Civil Procedure.

25.    THIS COURT ORDERS that the sending of the Meeting Materials and the Court Materials in the manner contemplated by paragraph 9 above will constitute good and sufficient service of the Court Materials upon the interested parties to this proceeding and no other form of service need be effected and no other material need be served on such persons in respect of these proceedings unless a Notice of Appearance is served in accordance with the Rules of Civil Procedure on the solicitors for WorldHeart Canada no less than three days before the hearing of this Application.

Sanction Hearing

26.    THIS COURT ORDERS that, upon the approval by the Shareholders of the Arrangement in the manner set forth in this Interim Order, WorldHeart Canada may apply to this Court for an Order approving the Arrangement (the "Final Order") and that the hearing for approval of the Arrangement will be on September 23, 2009 at the Courthouse at 161 Elgin Street, Ottawa at 10:00 a.m. (Eastern Daylight Time), or as soon thereafter as the application can be heard, and that no other form of service of the Application materials need be made, subject only to further order or direction of this Court.

27.    THIS COURT ORDERS that the time for service under the Rules of Civil Procedure of the Supplementary Application Record and Factum to be used at the hearing of the application for the Final Order is abridged, such that WorldHeart Canada may serve the Director under the CBCA and any person who has served a Notice of Appearance with these materials after the Meeting but before the Final Order hearing of the application.

Precedence

28.    THIS COURT ORDERS that to the extent of any inconsistency or discrepancy with respect to the matters provided for in this Interim Order, between this Interim Order and the provisions of the CBCA or the articles or by-laws of WorldHeart Canada or the terms of any instrument creating or governing the Common Shares, this Interim Order will govern.

Extra-Territorial Assistance

29.    THIS COURT seeks and requests the aid and recognition of any court or any judicial, regulatory or administrative body in any province of Canada and any judicial, regulatory or administrative tribunal or other court constituted pursuant to the Parliament of Canada or the legislature of any province and any court or any judicial, regulatory or administrative body of the United States to act in aid of and to assist this Court in carrying out the terms of this Interim Order.

Variance

30.    THIS COURT ORDERS that WorldHeart Canada will be entitled, at any time, to apply to this Court to vary this Interim Order.

/s/ POLOWIN, J. "Entered at Ottawa Inscrit a Ottawa on July 30 2009 Document # 2166 In Book No. 73-13 au Registre no. 73-13"

 APPENDIX E

"Seal-
Superior Court of Justice"

Court File No.: 09-45769

ONTARIO
SUPERIOR COURT OF JUSTICE

IN THE MATTER OF WORLD HEART CORPORATION

        APPLICATION UNDER section 192 of the Canada Business Corporations Act, R.S.C. 1985, c. C-44, as amended, and Rules 14.05 (2) and 14.05 (3) (f) of the Rules of Civil Procedure

NOTICE OF APPLICATION

TO THE RESPONDENTS

        A LEGAL PROCEEDING HAS BEEN COMMENCED by the applicant. The claim made by the applicant appears on the following page.

        THIS APPLICATION will come on for a hearing on September 23, 2009 at 10:00 a.m., or as soon after this time as the application can be heard, at the Court House, 161 Elgin Street, Ottawa.

        IF YOU WISH TO OPPOSE THIS APPLICATION, to receive notice of any step in the application or to be served with any documents in the application you or an Ontario lawyer acting for you must forthwith prepare a notice of appearance in Form 38A prescribed by the Rules of Civil Procedure, serve it on the applicant's lawyer or, where the applicant does not have a lawyer, serve it on the applicant, and file it, with proof of service, in this court office, and you or your lawyer must appear at the hearing.

        IF YOU WISH TO PRESENT AFFIDAVIT OR OTHER DOCUMENTARY EVIDENCE TO THE COURT OR TO EXAMINE OR CROSS-EXAMINE WITNESSES ON THE APPLICATION, you or your lawyer must, in addition to serving your notice of appearance, serve a copy of the evidence on the applicant's lawyer or, where the applicant does not have a lawyer, serve it on the applicant, and file it, with proof of service, in the court office where the application is to be heard as soon as possible, but at least 2 days before the hearing.

        IF YOU FAIL TO APPEAR AT THE HEARING, JUDGMENT MAY BE GIVEN IN YOUR ABSENCE AND WITHOUT FURTHER NOTICE TO YOU. IF YOU WISH TO OPPOSE THIS APPLICATION BUT ARE UNABLE TO PAY LEGAL FEES, LEGAL AID MAY BE AVAILABLE TO YOU BY CONTACTING A LOCAL LEGAL AID OFFICE.

Date:	July 27, 2009	Issued by:	/s/ M. RYNDZAK
Local Registrar
Address of court office: 161 Elgin Street Ottawa ON K2P 2K1

TO:	Director appointed under the Canada Business Corporations Act
Corporations Canada, Industry Canada
9th Floor, Jean Edmonds Tower South
365 Laurier Ave. West
Ottawa, ON, K1A 0C8
Tel: (613) 941-4550
Fax: (613) 941-0999
AND TO:	ALL SHAREHOLDERS OF WORLD HEART CORPORATION

APPLICATION

1.
The applicant, World Heart Corporation ("WorldHeart Canada") makes application for:

(a)
an interim order (the "Interim Order") for advice and directions under subsection 192(4) of the Canada Business Corporations Act, R.S.C. 1985, c. C-44, as amended ("CBCA"); and

(b)
a final order (the "Final Order") under subsection 192(4) of the CBCA approving a plan of arrangement to facilitate, among other things, the reincorporation of WorldHeart Canada as a corporation domiciled in the State of Delaware in the United States (the "Arrangement").

2.
The grounds for the application are:

(a)
WorldHeart Canada is a corporation continued under the CBCA;

(b)
on the date of the hearing of the application, WorldHeart Canada will not be an insolvent corporation within the meaning of section 192, of the CBCA;

(c)
WorldHeart Canada wishes to effect a fundamental change in the nature of an arrangement under the provisions of the CBCA to facilitate, among other things, the reincorporation of WorldHeart Canada as a corporation domiciled in the State of Delaware in the United States;

(d)
it is not practicable to effect the fundamental change other than by way of an arrangement under section 192 of the CBCA;

(e)
in these circumstances, WorldHeart Canada may apply to the court for an order approving a proposed arrangement under section 192 of the CBCA;

(f)
the Arrangement will benefit, is in the best interests of, and is fair and reasonable to the shareholders of WorldHeart Canada;

(g)
the Arrangement will not prejudice the creditors of WorldHeart Canada;

(h)
a copy of the Notice of Application and of the Interim Order, once issued, will be sent to all shareholders of WorldHeart Canada in accordance with paragraphs 9 and 25 of the Interim Order contemplated herein;

(i)
all statutory and other pre-conditions to the approval of the Arrangement will have been satisfied prior to the hearing of the application;

(j)
section 192 of the CBCA; and

(k)
Rules 3.02, 14.05 (2), 14.05 (3) (f), 16.08, 17.02 and 38 of the Rules of Civil Procedure.

3.
The following documentary evidence will be used at the hearing of the application:

(a)
the affidavit of David Pellone, sworn July 24, 2009, and the exhibits and attachments attached to the affidavit; and

(b)
one or more supplementary affidavits to be sworn following the annual and special meeting of WorldHeart Canada's shareholders, and the exhibits that will be attached to such affidavit(s).

This Notice of Application is served outside Ontario without leave pursuant to Rule 17.02(n) as a proceeding against a party consisting of a claim for relief authorized by statute to be made against a person outside Ontario by a proceeding commenced in Ontario.

July 27, 2009	McCarthy Tétrault LLP The Chambers Suite 1400, 40 Elgin Street Ottawa ON K1P 5K6
Thomas G. Conway Virginia Schweitzer
Tel. (613) 238-2000 Fax (613) 563-9386
Solicitors for the Applicant

IN THE MATTER OF WORLD HEART CORPORATION AND IN THE MATTER OF AN APPLICATION	Court File No:
UNDER section 192 of the Canada Business Corporations Act, R.S.C. 1985, c.C-44, as amended, and Rules 14.05(2) and 14.05(3)(f) of the Rules of Civil Procedure.

ONTARIO SUPERIOR COURT OF JUSTICE Proceeding commenced at OTTAWA

NOTICE OF APPLICATION

McCarthy Tétrault LLP The Chambers Suite 1400, 40 Elgin Street Ottawa, ON K1P 5K6
Thomas G. Conway (LSUC #29214C) Virginia K. Schweitzer
Tel: (613) 238-2162 Fax: (613) 563-9386
Solicitors for the Applicant #5686322

 APPENDIX F

SECTION 190 OF THE CANADA BUSINESS CORPORATIONS ACT

Right to dissent

        190.    (1) Subject to sections 191 and 241, a holder of shares of any class of a corporation may dissent if the corporation is subject to an order under paragraph 192(4)(d) that affects the holder or if the corporation resolves to

          (a)   amend its articles under section 173 or 174 to add, change or remove any provisions restricting or constraining the issue, transfer or ownership of shares of that class;

          (b)   amend its articles under section 173 to add, change or remove any restriction on the business or businesses that the corporation may carry on;

          (c)   amalgamate otherwise than under section 184;

          (d)   be continued under section 188;

          (e)   sell, lease or exchange all or substantially all its property under subsection 189(3); or

          (f)    carry out a going-private transaction or a squeeze-out transaction.

Further right

        (2)   A holder of shares of any class or series of shares entitled to vote under section 176 may dissent if the corporation resolves to amend its articles in a manner described in that section.

If one class of shares

        (2.1)  The right to dissent described in subsection (2) applies even if there is only one class of shares.

        Payment for shares

        (3)   In addition to any other right the shareholder may have, but subject to subsection (26), a shareholder who complies with this section is entitled, when the action approved by the resolution from which the shareholder dissents or an order made under subsection 192(4) becomes effective, to be paid by the corporation the fair value of the shares in respect of which the shareholder dissents, determined as of the close of business on the day before the resolution was adopted or the order was made.

No partial dissent

        (4)   A dissenting shareholder may only claim under this section with respect to all the shares of a class held on behalf of any one beneficial owner and registered in the name of the dissenting shareholder.

Objection

        (5)   A dissenting shareholder shall send to the corporation, at or before any meeting of shareholders at which a resolution referred to in subsection (1) or (2) is to be voted on, a written objection to the resolution, unless the corporation did not give notice to the shareholder of the purpose of the meeting and of their right to dissent.

Notice of resolution

        (6)   The corporation shall, within ten days after the shareholders adopt the resolution, send to each shareholder who has filed the objection referred to in subsection (5) notice that the resolution has been adopted, but such notice is not required to be sent to any shareholder who voted for the resolution or who has withdrawn their objection.

Demand for payment

        (7)   A dissenting shareholder shall, within twenty days after receiving a notice under subsection (6) or, if the shareholder does not receive such notice, within twenty days after learning that the resolution has been adopted, send to the corporation a written notice containing

          (a)   the shareholder's name and address;

          (b)   the number and class of shares in respect of which the shareholder dissents; and

          (c)   a demand for payment of the fair value of such shares.

Share certificate

        (8)   A dissenting shareholder shall, within thirty days after sending a notice under subsection (7), send the certificates representing the shares in respect of which the shareholder dissents to the corporation or its transfer agent.

Forfeiture

        (9)   A dissenting shareholder who fails to comply with subsection (8) has no right to make a claim under this section.

Endorsing certificate

        (10) A corporation or its transfer agent shall endorse on any share certificate received under subsection (8) a notice that the holder is a dissenting shareholder under this section and shall forthwith return the share certificates to the dissenting shareholder.

Suspension of rights

        (11) On sending a notice under subsection (7), a dissenting shareholder ceases to have any rights as a shareholder other than to be paid the fair value of their shares as determined under this section except where

          (a)   the shareholder withdraws that notice before the corporation makes an offer under subsection (12),

          (b)   the corporation fails to make an offer in accordance with subsection (12) and the shareholder withdraws the notice, or

          (c)   the directors revoke a resolution to amend the articles under subsection 173(2) or 174(5), terminate an amalgamation agreement under subsection 183(6) or an application for continuance under subsection 188(6), or abandon a sale, lease or exchange under subsection 189(9), in which case the shareholder's rights are reinstated as of the date the notice was sent.

Offer to pay

        (12) A corporation shall, not later than seven days after the later of the day on which the action approved by the resolution is effective or the day the corporation received the notice referred to in subsection (7), send to each dissenting shareholder who has sent such notice

          (a)   a written offer to pay for their shares in an amount considered by the directors of the corporation to be the fair value, accompanied by a statement showing how the fair value was determined; or

          (b)   if subsection (26) applies, a notification that it is unable lawfully to pay dissenting shareholders for their shares.

Same terms

        (13) Every offer made under subsection (12) for shares of the same class or series shall be on the same terms.

Payment

        (14) Subject to subsection (26), a corporation shall pay for the shares of a dissenting shareholder within ten days after an offer made under subsection (12) has been accepted, but any such offer lapses if the corporation does not receive an acceptance thereof within thirty days after the offer has been made.

Corporation may apply to court

        (15) Where a corporation fails to make an offer under subsection (12), or if a dissenting shareholder fails to accept an offer, the corporation may, within fifty days after the action approved by the resolution is effective or within such further period as a court may allow, apply to a court to fix a fair value for the shares of any dissenting shareholder.

Shareholder application to court

        (16) If a corporation fails to apply to a court under subsection (15), a dissenting shareholder may apply to a court for the same purpose within a further period of twenty days or within such further period as a court may allow.

        Venue

        (17) An application under subsection (15) or (16) shall be made to a court having jurisdiction in the place where the corporation has its registered office or in the province where the dissenting shareholder resides if the corporation carries on business in that province.

No security for costs

        (18) A dissenting shareholder is not required to give security for costs in an application made under subsection (15) or (16).

Parties

        (19) On an application to a court under subsection (15) or (16),

          (a)   all dissenting shareholders whose shares have not been purchased by the corporation shall be joined as parties and are bound by the decision of the court; and

          (b)   the corporation shall notify each affected dissenting shareholder of the date, place and consequences of the application and of their right to appear and be heard in person or by counsel.

Powers of court

        (20) On an application to a court under subsection (15) or (16), the court may determine whether any other person is a dissenting shareholder who should be joined as a party, and the court shall then fix a fair value for the shares of all dissenting shareholders.

Appraisers

        (21) A court may in its discretion appoint one or more appraisers to assist the court to fix a fair value for the shares of the dissenting shareholders.

Final order

        (22) The final order of a court shall be rendered against the corporation in favour of each dissenting shareholder and for the amount of the shares as fixed by the court.

Interest

        (23) A court may in its discretion allow a reasonable rate of interest on the amount payable to each dissenting shareholder from the date the action approved by the resolution is effective until the date of payment.

Notice that subsection (26) applies

        (24) If subsection (26) applies, the corporation shall, within ten days after the pronouncement of an order under subsection (22), notify each dissenting shareholder that it is unable lawfully to pay dissenting shareholders for their shares.

Effect where subsection (26) applies

        (25) If subsection (26) applies, a dissenting shareholder, by written notice delivered to the corporation within thirty days after receiving a notice under subsection (24), may

          (a)   withdraw their notice of dissent, in which case the corporation is deemed to consent to the withdrawal and the shareholder is reinstated to their full rights as a shareholder; or

          (b)   retain a status as a claimant against the corporation, to be paid as soon as the corporation is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the corporation but in priority to its shareholders.

Limitation

        (26) A corporation shall not make a payment to a dissenting shareholder under this section if there are reasonable grounds for believing that

          (a)   the corporation is or would after the payment be unable to pay its liabilities as they become due; or

          (b)   the realizable value of the corporation's assets would thereby be less than the aggregate of its liabilities.

 APPENDIX G

FORM OF INDEMNITY AGREEMENT

        THIS INDEMNITY AGREEMENT (this "Agreement") dated as of                                                 , 20            , is made by and between World Heart Corporation, a Delaware corporation (the "Company"), and                          ("Indemnitee").

RECITALS

        A.    The Company desires to attract and retain the services of highly qualified individuals as directors, officers, employees and agents.

        B.    The Company's bylaws (the "Bylaws") require that the Company indemnify its directors, and empowers the Company to indemnify its officers, employees and agents, as authorized by the Delaware General Corporation Law, as amended (the "Code"), under which the Company is organized and such Bylaws expressly provide that the indemnification provided therein is not exclusive and contemplates that the Company may enter into separate agreements with its directors, officers and other persons to set forth specific indemnification provisions.

        C.    Indemnitee does not regard the protection currently provided by applicable law, the Company's governing documents and available insurance as adequate under the present circumstances, and the Company has determined that Indemnitee and other directors, officers, employees and agents of the Company may not be willing to serve or continue to serve in such capacities without additional protection.

        D.    The Company desires and has requested Indemnitee to serve or continue to serve as a director, officer, employee or agent of the Company, as the case may be, and has proffered this Agreement to Indemnitee as an additional inducement to serve in such capacity.

        E.    Indemnitee is willing to serve, or to continue to serve, as a director, officer, employee or agent of the Company, as the case may be, if Indemnitee is furnished the indemnity provided for herein by the Company.

AGREEMENT

        NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties hereto, intending to be legally bound, hereby agree as follows:

        1.    Definitions.

          (a)    Agent.    For purposes of this Agreement, the term "agent" of the Company means any person who: (i) is or was a director, officer, employee or other fiduciary of the Company or a subsidiary of the Company; or (ii) is or was serving at the request or for the convenience of, or representing the interests of, the Company or a subsidiary of the Company, as a director, officer, employee or other fiduciary of a foreign or domestic corporation, partnership, joint venture, trust or other enterprise.

          (b)    Expenses.    For purposes of this Agreement, the term "expenses" shall be broadly construed and shall include, without limitation, all direct and indirect costs of any type or nature whatsoever (including, without limitation, all attorneys', witness, or other professional fees and related disbursements, and other out-of-pocket costs of whatever nature), actually and reasonably incurred by Indemnitee in connection with the investigation, defense or appeal of a proceeding or establishing or enforcing a right to indemnification under this Agreement, the Code or otherwise, and amounts paid in settlement by or on behalf of Indemnitee, but shall not include any judgments, fines or penalties actually levied against Indemnitee for such individual's violations of law. The term "expenses" shall also include reasonable compensation for time spent by Indemnitee for which he is not compensated by the Company or any subsidiary or third party (i) for any period during which Indemnitee is not an agent, in the employment of, or providing services for compensation to, the Company or any subsidiary; and (ii) if the rate of compensation and estimated time involved is approved by the directors of the Company who are not parties to any action with respect to which expenses are incurred, for Indemnitee while an agent of, employed by, or providing services for compensation to, the Company or any subsidiary.

          (c)    Proceedings.    For purposes of this Agreement, the term "proceeding" shall be broadly construed and shall include, without limitation, any threatened, pending, or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought in the right of the Company or otherwise and whether of a civil, criminal, administrative or investigative nature, and whether formal or informal in any case, in which Indemnitee was, is or will be involved as a party or otherwise by reason of: (i) the fact that Indemnitee is or was a director or officer of the Company; (ii) the fact that any action taken by Indemnitee or of any action on Indemnitee's part while acting as director, officer, employee or agent of the Company; or (iii) the fact that Indemnitee is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, and in any such case described above, whether or not serving in any such capacity at the time any liability or expense is incurred for which indemnification, reimbursement, or advancement of expenses may be provided under this Agreement.

          (d)    Subsidiary.    For purposes of this Agreement, the term "subsidiary" means any corporation or limited liability company of which more than 50% of the outstanding voting securities or equity interests are owned, directly or indirectly, by the Company and one or more of its subsidiaries, and any other corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise of which Indemnitee is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary.

          (e)    Independent Counsel.    For purposes of this Agreement, the term "independent counsel" means a law firm, or a partner (or, if applicable, member) of such a law firm, that is experienced in matters of corporation law and neither presently is, nor in the past five (5) years has been, retained to represent: (i) the Company or Indemnitee in any matter material to either such party, or (ii) any other party to the proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "independent counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's rights under this Agreement.

        2.    Agreement to Serve.    Indemnitee will serve, or continue to serve, as a director, officer, employee or agent of the Company or any subsidiary, as the case may be, faithfully and to the best of his or her ability, at the will of such corporation (or under separate agreement, if such agreement exists), in the capacity Indemnitee currently serves as an agent of such corporation, so long as Indemnitee is duly appointed or elected and qualified in accordance with the applicable provisions of the bylaws or other applicable charter documents of such corporation, or until such time as Indemnitee tenders his or her resignation in writing; provided, however, that nothing contained in this Agreement is intended as an employment agreement between Indemnitee and the Company or any of its subsidiaries or to create any right to continued employment of Indemnitee with the Company or any of its subsidiaries in any capacity.

        The Company acknowledges that it has entered into this Agreement and assumes the obligations imposed on it hereby, in addition to and separate from its obligations to Indemnitee under the Bylaws, to induce Indemnitee to serve, or continue to serve, as a director, officer, employee or agent of the Company, and the Company acknowledges that Indemnitee is relying upon this Agreement in serving as a director, officer, employee or agent of the Company.

        3.    Indemnification.

          (a)    Indemnification in Third Party Proceedings.    Subject to Section 10 below, the Company shall indemnify Indemnitee to the fullest extent permitted by the Code, as the same may be amended from time to time (but, only to the extent that such amendment permits Indemnitee to broader indemnification rights than the Code permitted prior to adoption of such amendment), if Indemnitee is a party to or threatened to be made a party to or otherwise involved in any proceeding, for any and all expenses, actually and reasonably incurred by Indemnitee in connection with the investigation, defense, settlement or appeal of such proceeding.

          (b)    Indemnification in Derivative Actions and Direct Actions by the Company.    Subject to Section 10 below, the Company shall indemnify Indemnitee to the fullest extent permitted by the Code, as the same may be amended from time to time (but, only to the extent that such amendment permits Indemnitee to broader indemnification rights than the Code permitted prior to adoption of such amendment), if Indemnitee is a party to or threatened to be made a party to or otherwise involved in any proceeding by or in the right of the Company to procure a judgment in its favor, against any and all expenses actually and reasonably incurred by Indemnitee in connection with the investigation, defense, settlement, or appeal of such proceedings.

        4.    Indemnification of Expenses of Successful Party.    Notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any proceeding or in defense of any claim, issue or matter therein, including the dismissal of any action without prejudice, the Company shall indemnify Indemnitee against all expenses actually and reasonably incurred in connection with the investigation, defense or appeal of such proceeding.

        5.    Partial Indemnification.    If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of any expenses actually and reasonably incurred by Indemnitee in the investigation, defense, settlement or appeal of a proceeding, but is precluded by applicable law or the specific terms of this Agreement to indemnification for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion thereof to which Indemnitee is entitled.

        6.    Advancement of Expenses.    To the extent not prohibited by law, the Company shall advance the expenses incurred by Indemnitee in connection with any proceeding, and such advancement shall be made within twenty (20) days after the receipt by the Company of a statement or statements requesting such advances (which shall include invoices received by Indemnitee in connection with such expenses but, in the case of invoices in connection with legal services, any references to legal work performed or to expenditures made that would cause Indemnitee to waive any privilege accorded by applicable law shall not be included with the invoice) and upon request of the Company, an undertaking to repay the advancement of expenses if and to the extent that it is ultimately determined by a court of competent jurisdiction in a final judgment, not subject to appeal, that Indemnitee is not entitled to be indemnified by the Company. Advances shall be unsecured, interest free and without regard to Indemnitee's ability to repay the expenses. Advances shall include any and all expenses actually and reasonably incurred by Indemnitee pursuing an action to enforce Indemnitee's right to indemnification under this Agreement, or otherwise and this right of advancement, including expenses incurred preparing and forwarding statements to the Company to support the advances claimed. Indemnitee acknowledges that the execution and delivery of this Agreement shall constitute an undertaking providing that Indemnitee shall, to the fullest extent required by law, repay the advance if and to the extent that it is ultimately determined by a court of competent jurisdiction in a final judgment, not subject to appeal, that Indemnitee is not entitled to be indemnified by the Company. The right to advances under this Section shall continue until final disposition of any proceeding, including any appeal therein. This Section 6 shall not apply to any claim made by Indemnitee for which indemnity is excluded pursuant to Section 10(b).

        7.    Notice and Other Indemnification Procedures.

          (a)    Notification of Proceeding.    Indemnitee will notify the Company in writing promptly upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any proceeding or matter which may be subject to indemnification or advancement of expenses covered hereunder. The failure of Indemnitee to so notify the Company shall not relieve the Company of any obligation which it may have to Indemnitee under this Agreement or otherwise.

          (b)    Request for Indemnification and Indemnification Payments.    Indemnitee shall notify the Company promptly in writing upon receiving notice of any demand, judgment or other requirement for payment that Indemnitee reasonably believes to be subject to indemnification under the terms of this Agreement, and shall request payment thereof by the Company. Indemnification payments requested by Indemnitee under Section 3 hereof shall be made by the Company no later than sixty (60) days after receipt of the written request of Indemnitee. Claims for advancement of expenses shall be made under the provisions of Section 6 herein.

          (c)    Application for Enforcement.    In the event the Company fails to make timely payments as set forth in Sections 6 or 7(b) above, Indemnitee shall have the right to apply to any court of competent jurisdiction for the purpose of enforcing Indemnitee's right to indemnification or advancement of expenses pursuant to this Agreement. In such an enforcement hearing or proceeding, the burden of proof shall be on the Company to prove that indemnification or advancement of expenses to Indemnitee is not required under this Agreement or permitted by applicable law. Any determination by the Company (including its Board of Directors, stockholders or independent counsel) that Indemnitee is not entitled to indemnification hereunder, shall not be a defense by the Company to the action nor create any presumption that Indemnitee is not entitled to indemnification or advancement of expenses hereunder.

          (d)    Indemnification of Certain Expenses.    The Company shall indemnify Indemnitee against all expenses incurred in connection with any hearing or proceeding under this Section 7 unless the Company prevails in such hearing or proceeding on the merits in all material respects.

        8.    Assumption of Defense.    In the event the Company shall be requested by Indemnitee to pay the expenses of any proceeding, the Company, if appropriate, shall be entitled to assume the defense of such proceeding, or to participate to the extent permissible in such proceeding, with counsel reasonably acceptable to Indemnitee. Upon assumption of the defense by the Company and the retention of such counsel by the Company, the Company shall not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same proceeding, provided that Indemnitee shall have the right to employ separate counsel in such proceeding at Indemnitee's sole cost and expense. Notwithstanding the foregoing, if Indemnitee's counsel delivers a written notice to the Company stating that such counsel has reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense or the Company shall not, in fact, have employed counsel or otherwise actively pursued the defense of such proceeding within a reasonable time, then in any such event the fees and expenses of Indemnitee's counsel to defend such proceeding shall be subject to the indemnification and advancement of expenses provisions of this Agreement.

        9.    Insurance.    To the extent that the Company maintains an insurance policy or policies providing liability insurance for directors, officers, employees, or agents of the Company or of any subsidiary ("D&O Insurance"), Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any such director, officer, employee or agent under such policy or policies. If, at the time of the receipt of a notice of a claim pursuant to the terms hereof, the Company has D&O Insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

        10.    Exceptions.

          (a)    Certain Matters.    Any provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement to indemnify Indemnitee on account of any proceeding with respect to (i) remuneration paid to Indemnitee if it is determined by final judgment or other final adjudication that such remuneration was in violation of law (and, in this respect, both the Company and Indemnitee have been advised that the Securities and Exchange Commission believes that indemnification for liabilities arising under the federal securities laws is against public policy and is, therefore, unenforceable and that claims for indemnification should be submitted to appropriate courts for adjudication, as indicated in Section 10(d) below); (ii) a final judgment rendered against Indemnitee for an accounting, disgorgement or repayment of profits made from the purchase or sale by Indemnitee of securities of the Company against Indemnitee [or in connection with a settlement by or on behalf of Indemnitee to the extent it is acknowledged by Indemnitee and the Company that such amount paid in settlement resulted from Indemnitee's conduct from which Indemnitee received monetary personal profit,] pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended, or other provisions of any federal, state or local statute or rules and regulations thereunder; (iii) a final judgment or other final adjudication that Indemnitee's conduct was in bad faith, knowingly fraudulent or deliberately dishonest or constituted willful misconduct (but only to the extent of such specific determination); or (iv) on account of conduct that is established by a final judgment as constituting a breach of Indemnitee's duty of loyalty to the Company or resulting in any personal profit or advantage to which Indemnitee is not legally entitled. For purposes of the foregoing sentence, a final judgment or other adjudication may be reached in either the underlying proceeding or action in connection with which indemnification is sought or a separate proceeding or action to establish rights and liabilities under this Agreement.

          (b)    Claims Initiated by Indemnitee.    Any provision herein to the contrary notwithstanding, the Company shall not be obligated to indemnify or advance expenses to Indemnitee with respect to proceedings or claims initiated or brought by Indemnitee against the Company or its directors, officers, employees or other agents and not by way of defense, except (i) with respect to proceedings brought to establish or enforce a right to indemnification under this Agreement or under any other agreement, provision in the Bylaws or Certificate of Incorporation or applicable law, or (ii) with respect to any other proceeding initiated by Indemnitee that is either approved by the Board of Directors or Indemnitee's participation is required by applicable law. However, indemnification or advancement of expenses may be provided by the Company in specific cases if the Board of Directors determines it to be appropriate.

          (c)    Unauthorized Settlements.    Any provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement to indemnify Indemnitee under this Agreement for any amounts paid in settlement of a proceeding effected without the Company's written consent. Neither the Company nor Indemnitee shall unreasonably withhold consent to any proposed settlement; provided, however, that the Company may in any event decline to consent to (or to otherwise admit or agree to any liability for indemnification hereunder in respect of) any proposed settlement if the Company is also a party in such proceeding and determines in good faith that such settlement is not in the best interests of the Company and its stockholders.

          (d)    Securities Act Liabilities.    Any provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement to indemnify Indemnitee or otherwise act in violation of any undertaking appearing in and required by the rules and regulations promulgated under the Securities Act of 1933, as amended (the "Act"), or in any registration statement filed with the SEC under the Act. Indemnitee acknowledges that paragraph (h) of Item 512 of Regulation S-K currently generally requires the Company to undertake in connection with any registration statement filed under the Act to submit the issue of the enforceability of Indemnitee's rights under this Agreement in connection with any liability under the Act on public policy grounds to a court of appropriate jurisdiction and to be governed by any final adjudication of such issue. Indemnitee specifically agrees that any such undertaking shall supersede the provisions of this Agreement and to be bound by any such undertaking.

        11.    Nonexclusivity and Survival of Rights.    The provisions for indemnification and advancement of expenses set forth in this Agreement shall not be deemed exclusive of any other rights which Indemnitee may at any time be entitled under any provision of applicable law, the Company's Certificate of Incorporation, Bylaws or other agreements, both as to action in Indemnitee's official capacity and Indemnitee's action as an agent of the Company, in any court in which a proceeding is brought, and Indemnitee's rights hereunder shall continue after Indemnitee has ceased acting as an agent of the Company and shall inure to the benefit of the heirs, executors, administrators and assigns of Indemnitee. The obligations and duties of the Company to Indemnitee under this Agreement shall be binding on the Company and its successors and assigns until terminated in accordance with its terms. The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place.

        No amendment, alteration or repeal of this Agreement or of any provision hereof shall limit or restrict any right of Indemnitee under this Agreement in respect of any action taken or omitted by such Indemnitee in his or her corporate status prior to such amendment, alteration or repeal. To the extent that a change in the Code, whether by statute or judicial decision, permits greater indemnification or advancement of expenses than would be afforded currently under the Company's Certificate of Incorporation, Bylaws and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change. No right or remedy herein conferred is intended to be exclusive of any other right or remedy, and every other right and remedy shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, by Indemnitee shall not prevent the concurrent assertion or employment of any other right or remedy by Indemnitee.

        12.    Term.    This Agreement shall continue until and terminate upon the later of: (a) five (5) years after the date that Indemnitee shall have ceased to serve as a director or and/or officer, employee or agent of the Company; or (b) one (1) year after the final termination of any proceeding, including any appeal then pending, in respect to which Indemnitee was granted rights of indemnification or advancement of expenses hereunder.

        No legal action shall be brought and no cause of action shall be asserted by or in the right of the Company against an Indemnitee or an Indemnitee's estate, spouse, heirs, executors or personal or legal representatives after the expiration of five (5) years from the date of accrual of such cause of action, and any claim or cause of action of the Company shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such five-year period; provided, however, that if any shorter period of limitations is otherwise applicable to such cause of action, such shorter period shall govern.

        13.    Subrogation.    In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who, at the request and expense of the Company, shall execute all papers required and shall do everything that may be reasonably necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

        14.    Interpretation of Agreement.    It is understood that the parties hereto intend this Agreement to be interpreted and enforced so as to provide indemnification to Indemnitee to the fullest extent now or hereafter permitted by law.

        15.    Severability.    If any provision of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever, (a) the validity, legality and enforceability of the remaining provisions of the Agreement (including without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable and to give effect to Section 14 hereof.

        16.    Amendment and Waiver.    No supplement, modification, amendment, or cancellation of this Agreement shall be binding unless executed in writing by the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

        17.    Notice.    Except as otherwise provided herein, any notice or demand which, by the provisions hereof, is required or which may be given to or served upon the parties hereto shall be in writing and, if by telegram, telecopy or telex, shall be deemed to have been validly served, given or delivered when sent, if by overnight delivery, courier or personal delivery, shall be deemed to have been validly served, given or delivered upon actual delivery and, if mailed, shall be deemed to have been validly served, given or delivered three (3) business days after deposit in the United States mail, as registered or certified mail, with proper postage prepaid and addressed to the party or parties to be notified at the addresses set forth on the signature page of this Agreement (or such other address(es) as a party may designate for itself by like notice). If to the Company, notices and demands shall be delivered to the attention of the Secretary of the Company.

        18.    Governing Law.    This Agreement shall be governed exclusively by and construed according to the laws of the State of Delaware, as applied to contracts between Delaware residents entered into and to be performed entirely within Delaware.

        19.    Counterparts.    This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute but one and the same Agreement. Only one such counterpart need be produced to evidence the existence of this Agreement.

        20.    Headings.    The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction hereof.

        21.    Entire Agreement.    This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings and negotiations, written and oral, between the parties with respect to the subject matter of this Agreement; provided, however, that this Agreement is a supplement to and in furtherance of the Company's Certificate of Incorporation, Bylaws, the Code and any other applicable law, and shall not be deemed a substitute therefor, and does not diminish or abrogate any rights of Indemnitee thereunder.

        IN WITNESS WHEREOF, the parties hereto have entered into this Agreement effective as of the date first above written.

COMPANY
WORLD HEART CORPORATION
By:
Name:

Title:

INDEMNITEE
Signature of Indemnitee
Print or Type Name of Indemnitee

Exhibit A

UNDERTAKING

        1.     This Undertaking is submitted pursuant to the Indemnification Agreement dated as of                        between World Heart Corporation, a corporation continued under the laws of Canada (the "Company"), and the undersigned (the "Agreement"). Capitalized terms used but not defined herein shall have the respective meanings set forth in the Agreement.

        2.     I am requesting advancement of certain Expenses in connection with a Proceeding.

        3.     I hereby undertake to repay such advances if it shall ultimately be determined that I am not entitled to be indemnified by the Company therefor under the Agreement or otherwise.

        4.     The expenses have been incurred in connection with the following matter(s):

Signed:

Dated:

 APPENDIX H

WORLD HEART CORPORATION
AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

1.     OVERALL PURPOSE/OBJECTIVES

        The Audit Committee will assist the Board in fulfilling its oversight responsibilities. The Audit Committee will review the financial reporting and accounting process, the system of internal control and management of financial risks, the audit process, and the Corporation's process for monitoring compliance with applicable laws, regulations and policies, and its own corporate policies. In performing its duties, the Committee will maintain effective working relationships with the Board, management of the Corporation, the internal auditors, if any, and the external auditors.

        While the Committee has the responsibilities and powers set forth in the Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and in accordance with generally accepted accounting principles. Management of the Corporation is responsible for the preparation, presentation and integrity of the Corporation's financial statements. Management of the Corporation is responsible for maintaining appropriate accounting and financial reporting principles and policies, and internal controls and procedures that provide for compliance with accounting standards and applicable laws, regulations and policies. The external auditors are responsible for planning and carrying out a proper audit of the Corporation's annual financial statements and reviewing the Corporation's quarterly financial statements.

2.     COMPOSITION

        The Audit Committee will consist of not fewer than three directors each of whom will be an independent director.

        All of the members of the Committee will be "financially literate" and have a working familiarity with basic finance and accounting practices. At least, one member of the Committee shall be a "financial expert" as determined by the Board in its business judgement and in accordance with applicable laws, regulations and policies.

        Members of the Committee will be appointed by the Board and will serve at the pleasure of the Board. Unless the Chair is appointed by the Board, the members of the Committee will select its Chair.

        For purposes hereof, an "independent" director will be a director who meets the definition of "independence" as determined by the Board, from time to time, in accordance with applicable laws, regulations and policies.

3.     MEETINGS

        The Committee will meet at least four times annually, or more frequently as may be necessary or appropriate in its judgement, and at such times and places as the Committee may determine. Minutes of all meetings of the Committee will be maintained and submitted to the Board. In addition, the Committee will report to the Board on the Committee's activities at the Board meeting following each Committee meeting.

        Meetings of the Committee may be called by its Chair or the Chair of the Board. Unless waived by a member, notice of meetings of the Committee will be given to each member not less than 48 hours before the time when the meeting is to be held. The notice need not state the purpose or purposes for which the meeting is being held.

        A quorum for meetings will be a majority of the members present in person or by telephone or other telecommunication device that permits all persons participating in the meeting to speak to and hear each other. At all meetings of the Committee every question will be decided by a majority of the votes cast on the question. All other procedures at meetings will be determined from time to time by the members.

        The Committee may ask members of management of the Corporation or others to attend meetings and provide pertinent information, as necessary.

        The members of the Committee will have the right, for the purposes of discharging the powers and responsibilities of the Committee, to inspect any relevant records of the Corporation and its subsidiaries. The Committee will also have the right, without Board approval, to hire independent counsel, and accounting and other advisors at the Corporation's expense, if deemed necessary by it to carry out its duties. The Corporation will provide appropriate funding, as determined by the Committee, to compensate the advisors employed by the Committee.

4.     RESPONSIBILITIES AND DUTIES

  The Audit Committee will:

  Documents/Reports Review

  (1)
  Review and reassess the adequacy of this Charter annually and report to the Board thereon.

  (2)
  Review and recommend for approval by the Board prior to any disclosure:

  (i)
  interim unaudited financial statements;

  (ii)
  audited annual financial statements, in conjunction with the report of the external auditors; and

  (iii)
  all public disclosure documents, including press releases, containing audited or unaudited financial information, including management's discussion and analysis of financial position and results of operations ("MD&A"), and any prospectus or registration statement or similar document.

    The review, quarterly and annually, of the financial statements and the MD&A, by the Committee, with management of the Corporation and with the external auditors, will include an examination of:

    (i)
    the existence and substance of significant accruals, estimates, critical accounting policies and practices, and accounting judgements including alternative treatments of financial information within generally accepted accounting principles and the ramifications of alternative treatments;

    (ii)
    transactions with related parties and adequacy of disclosure with respect to such transactions; and

    (iii)
    qualifications, if any, contained in letters of representation and contents of review or audit reports from the Corporation's external auditors, with respect to the Corporation's financial statements.

  (3)
  Review of any report which accompanies published financial statements (to the extent such a report discusses financial condition or operating results) for consistency of disclosure with the financial statements themselves.

  (4)
  Obtain an explanation from management of the Corporation for all significant variances between comparative reporting periods and for items which vary from expected or budgeted amounts as well as from previous reporting periods.

  (5)
  Review uncertainties, commitments and contingent liabilities material to financial reporting.

  (6)
  Review the annual information form or equivalent disclosure document with respect to applicable regulatory disclosure related to the Committee, its members and its mandate including publishing the text of the Charter in the annual information form or equivalent disclosure document and considering whether to post the Charter in an up-to-date format on the Corporation's website.

  External Audit

  (7)
  Recommend to the Board and to the shareholders the nomination of the external auditors and the compensation of the external auditors, subject to shareholder approval. The external auditors are accountable to the Board and the Committee, as representatives of the Corporation's shareholders.

  (8)
  The Committee will be responsible for overseeing the work of the external auditors including the resolution of disagreements between management and the external auditors regarding financial reporting. The external auditors will report to the Chair of the Committee.

  (9)
  Approve in advance all auditing services of the external auditors and related fees and terms.

  (10)
  Approve in advance any non-audit services mandates, if permitted by applicable laws, regulations and policies, of the external auditors including related fees and terms; the Committee may delegate to one or more members of the Committee the authority to pre-approve non-audit services to be provided by the external auditors, in accordance with laws, regulations and policies, provided that any such pre-approval by one or more members of the Committee will be reported to the full Committee at its next scheduled meeting.

  (11)
  On an annual basis, review and discuss a written report by the external auditors in accordance with applicable regulatory requirements, detailing all factors that might have an impact on the auditors' independence, including all services provided and fees charged by the external auditors.

  (12)
  Review the performance of the external auditors and approve any proposed change of the external auditors. In such a case, approve the information required to be disclosed by applicable laws, regulations and policies.

  (13)
  Approve the scope and plan of the annual audit, and require the external auditor to review the quarterly financial statements and related documents.

  (14)
  Review the audit findings and recommendations and management of the Corporation's response thereto.

  (15)
  Review annually with the external auditors the acceptability and the quality of implementation of generally accepted accounting principles focused on the accounting estimates and judgements made by management and management's selection of accounting principles.

  (16)
  Review any significant disagreement between management of the Corporation and the external auditors in connection with the preparation of the financial statements.

  (17)
  At least annually, consult with the external auditors out of the presence of management of the Corporation about internal controls, the fullness and accuracy of the financial statements and any significant difficulties encountered during the course of the audit including any restrictions on the scope of work or access to required information.

  (18)
  Consider and, if appropriate under the circumstances or under applicable law, regulation or policy, recommend the rotation of the lead audit partner or partner responsible for reviewing the audit every five years; discuss with management of the Corporation the timing and process for implementing the rotation of the lead audit partner and the reviewing partner, as required by applicable laws, regulations and policies.

  (19)
  Establish hiring practices for employees or former employees of the Corporation's external auditors.

  Risk Management

  (20)
  Review periodically, and inquire of management of the Corporation and the external auditors concerning, the financial and business risks or exposures of the Corporation and assess the steps management of the Corporation has taken to control such risks. Business risks include, but are not limited to, risks in the nature of treasury-related risks (including foreign exchange risks), information systems-related risks, disclosure quality and standards relating to financial reporting, and risks associated with employee conduct.

  Financial Reporting Processes

  (21)
  In consultation with the external auditors, review the integrity of the financial reporting processes and controls, both internal and external

  (22)
  Consider and approve, if appropriate, changes to the accounting principles and practices as recommended by the external auditors and management of the Corporation.

  Legal Compliance and Other Responsibilities

  (23)
  Ensure that management of the Corporation has the proper review system in place to ensure that financial statements, reports and other financial information disseminated to governmental organizations and the public satisfies legal requirements.

  (24)
  Review incidents of fraud, illegal acts, conflicts of interest and related party transactions.

  (25)
  Implement procedures to receive and handle complaints or concerns received by the Corporation regarding accounting, internal accounting controls or auditing matters, including procedures to permit the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

  (26)
  Review claims or potential claims and any other legal matters as reported to the Committee that could have an impact on financial statements.

  (27)
  Review the expenses of, including the use of Corporation's assets by, senior officers.

  (28)
  Review material matters relating to the audit of subsidiaries, if any.

  (29)
  As applicable, review the Chief Executive Officer's and Chief Financial Officer's disclosure and certifications under Sections 302 and 906 of the Sarbanes-Oxley Act.

  (30)
  Perform any other activities consistent with this Charter, the Corporation's by-laws and applicable laws, regulations and policies, as the Committee or the Board deems necessary or appropriate.

 APPENDIX I

WORLD HEART CORPORATION
CORPORATE GOVERNANCE AND
NOMINATING COMMITTEE CHARTER

1.     OVERALL PURPOSE/OBJECTIVES

        The Corporate Governance and Nominating Committee is responsible for: (i) developing the Corporation's approach to Board governance issues and the Corporation's response to the corporate governance guidelines; (ii) reviewing the composition and contribution of the Board and its members and recommending Board nominees; (iii) producing a director's manual to use in the orientation program for new directors; and (iv) helping to maintain an effective working relationship between the Board and management.

2.     COMPOSITION

        The Corporate Governance and Nominating Committee will consist of not fewer than three directors each of whom will be independent directors.

        Members of the Committee will be appointed by the Board and will serve at the pleasure of the Board. Unless the Chair is appointed by the Board, the members of the Committee will select its Chair.

        For purposes hereof, an "independent" director will be a director who meets the definition of "independence" as determined by the Board, from time to time, in accordance with applicable regulatory requirements.

3.     MEETINGS

        The Committee will meet at least two times annually, or more frequently as may be necessary or appropriate in its judgement and at such times and places as the Committee may determine. Minutes of all meetings of the Committee will be maintained and submitted to the Board. In addition, the Committee will report to the Board on the Committee's activities at the Board meeting following each Committee meeting.

        Meetings of the Committee may be called by its Chair or the Chair of the Board. Unless waived by a member, notice of meetings of the Committee will be given to each member not less than 48 hours before the time when the meeting is to be held. The notice need not state the purpose or purposes for which the meeting is being held.

        A quorum for meetings will be a majority of the members present in person or by telephone or other telecommunication device that permits all persons participating in the meeting to speak to and hear each other. At all meetings of the Committee every question will be decided by a majority of the votes cast on the question. All other procedures at meetings will be determined from time to time by the members.

        The Committee may ask members of management of the Corporation or others to attend meetings and provide pertinent information, as necessary.

        The members of the Committee will have the right, for the purposes of discharging the powers and responsibilities of the Committee, to inspect any relevant records of the Corporation and its subsidiaries. The Committee will also have the right, without Board approval, to hire independent counsel, accounting and other advisors at the Corporation's expense, if deemed necessary by it, to carry out its duties. The Corporation will provide appropriate funding, as determined by the Committee, to compensate the advisors employed by the Committee.

I-1

4.     RESPONSIBILITIES AND DUTIES

        The Corporate Governance and Nominating Committee will:

  (31)
  review and report to the Board annually on the size, composition and profile of the Board (age, geographical representation, disciplines, independence, related vs. unrelated, etc.). In its review of the size of the Board, the Committee will evaluate the impact of the number of Board members upon its effectiveness and, if required, implement a program to modify the number of directors to facilitate more effective decision-making;

  (32)
  establish qualifications for nominees to be the Board and recommend suitable candidates for nominees for election or, when vacancies occur, appointment as directors;

  (33)
  maintain an overview of the entire membership of the Board;

  (34)
  review annually the continued compliance, by nominees to the Board to be named in management's proxy circular for re-election, with the criteria underlying the appointment of each director;

  (35)
  review annually: (i) compliance by the Board members with the Corporation's policy on conflicts of interest; (ii) the status and contribution of members of the Board and committees of the Board; and (iii) the performance of the Board and its committees, and report to the Board thereon. This report, where appropriate, will include an assessment of the areas in which the Committee believes a better contribution could be made and recommendations to improve the performance of the Board, its members and its committees;

  (36)
  review from time to time the retirement age of the directors, if any;

  (37)
  in conjunction with the Chair of the Board, recommend to the Board the membership and Chair of the Committees of the Board after considering the skills and desires of individual Board members and the appropriateness of periodically rotating committee members;

  (38)
  review annually the relationship between the Board and management and recommend to the Board structures and procedures to ensure that the Board can function independently of management;

  (39)
  advise the Chair of the Board on the disposition of a tender of resignation which a director offers or is expected to offer: (i) when such director retires; (ii) when such director is in a position of conflict of interest; or (iii) when one or more of the criteria underlying the appointment of such director are no longer met;

  (40)
  advise the Board on the disclosure to be contained in the Corporation's public disclosure documents, such as the Corporation's annual management information circular and annual information form, on matters of corporate governance as required by the Toronto Stock Exchange, any other applicable exchange or by any regulator, or to reflect best practices;

  (41)
  review the management information circular and annual information form, verify the accuracy and completeness of the information contained therein, and report to the Board thereon;

  (42)
  through its Chair, evaluate and, if appropriate, approve any requested engagement by individual directors of outside advisors at the Corporation's expense;

  (43)
  approve and implement an appropriate orientation and education program for new members of the Board and a continuing education program for all Board members and review, from time to time, the value and benefit of the orientation and educational program; and, the Committee will ensure that prospective candidates for Board membership have received the appropriate information to permit them to fully understand the role of the Board and its committees and the contributions expected from individual directors;

  (44)
  review periodically corporate preparedness for change of control transactions such as take-over bids or other forms of significant reorganization transactions; and

  (45)
  review such other matters relating to corporate governance as the Committee may consider suitable or the Board may specifically direct.

I-2

 APPENDIX J

WORLD HEART CORPORATION
2006 EQUITY INCENTIVE PLAN

Adopted November 10, 2006
Approved By Shareholders December 20, 2006
Termination Date: November 10, 2016
(formerly, known as World Heart Corporation
Employee Stock Option Plan)

II.    PURPOSES.

        (1)   The purpose of the Plan is to amend and restate the World Heart Corporation Employee Stock Option Plan and is to provide a means by which Employees, Directors and Consultants may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the following types of awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) Stock Appreciation Rights, (iv) Restricted Stock Awards; (v) Restricted Stock Units Awards; (vi) Performance Shares and (vii) Other Share-Based Awards.

        (2)   The Company, by means of the Plan, seeks to retain the services of persons who are now Employees, Directors or Consultants, to secure and retain the services of new Employees, Directors and Consultants and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

        (3)   The Company, by means of the Plan, amends and restates the World Heart Corporation Employee Stock Option Plan. Nothing under the Plan will amend the terms and conditions of any options granted prior to November 10, 2006 under the World Heart Corporation Employee Stock Option Plan, a copy of which is included as part of the Plan in Schedule A hereto.

III.  DEFINITIONS.

        (1)   "Affiliate" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

        (2)   "Board" means the Board of Directors of the Company.

        (3)   "Cause" means the occurrence of any one or more of the following: (i) the Participant's conviction of any felony or crime involving fraud, dishonesty or moral turpitude; (ii) the Participant's participation in a fraud or act of dishonesty against the Company, an Affiliate of the Company or any successor to the Company that result in material harm to the business of the Company, an Affiliate of the Company or any successor to the Corporation; or (iii) the Participant's intentional, material violation of any contract between the Company, an Affiliate of the Company or any successor to the Company and the Participant or any statutory duty the Participant owes to the Company, an Affiliate of the Company or any successor to the Company that the Participant does not correct within 30 days after written notice thereof has been provided to the Participant.

        (4)   "Code" means the Internal Revenue Code of 1986, as amended.

        (5)   "Committee" means a Committee appointed by the Board in accordance with Section 3(c) of the Plan.

        (6)   "Common Stock" means the common shares of the Company.

        (7)   "Company" means World Heart Corporation, a Canadian corporation.

        (8)   "Consultant" means any natural person, including an advisor, engaged by the Company or an Affiliate to render consulting or advisory services, which involved spending a significant amount of time and attention on the affairs of the Company, and who is compensated for such services pursuant to a written contract with the Company or an Affiliate, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

        (9)   "Continuous Service" means that the Participant's employment or service with the Company or an Affiliate of the Company, whether in the capacity of an Employee, a Director or a Consultant, is not interrupted or terminated. The Participant's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders employment or service to the Company or an Affiliate or the Company or a change in the entity for which the Participant renders such employment or service, provided that there is no interruption or termination of the Participant's Continuous Service. The Board or the Chief Executive Officer of the Company, in that party's sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by the Board or the Chief Executive Officer of the Company, including sick leave, military leave, or any other personal leave.

        (10) "Corporate Transaction" means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

            (i)  a sale or other disposition of all or substantially all, as determined by the Board in its discretion, of the consolidated assets of the Company and its Subsidiaries;

           (ii)  a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

          (iii)  a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

        (11) "Covered Employee" means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to shareholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

        (12) "Director" means a member of the Board.

        (13) "Disability" means the inability of a person, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of that person's position with the Company or an Affiliate of the Company because of the sickness or injury of the person.

        (14) "Employee" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

        (15) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        (16) "Fair Market Value" means, as of any date, the value of the Common Stock of the Company determined as follows:

            A.    If the Common Stock is listed on any established stock exchange, traded on the Nasdaq Global Market or the Nasdaq Capital Market, or quoted on the OTC Bulletin Board, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange, market or board (or the exchange or market with the greatest volume of trading in Common Stock) on the trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

            B.    In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

        (17) "Full Value Award" means a Stock Award that does not provide for full payment in cash or property by the Participant.

        (18) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

        (19) "Non-Employee Director" means a Director who either (i) is not currently an employee or officer of the Company or its parent or a subsidiary, does not receive compensation, either directly or indirectly, from the Company or its parent or a subsidiary, for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

        (20) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

        (21) "Option" means a stock option granted pursuant to the Plan.

        (22) "Option Agreement" means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

        (23) "Other Share-Based Award" means an Award granted pursuant to Section 7(d).

        (24) "Other Share-Based Award Agreement" means the agreement between the Corporation and the recipient of an Other Share-Based Award which contains the terms and conditions pertaining to the Other Share-Based Award.

        (25) "Outside Director" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, has not been an officer of the Company or an "affiliated corporation", and does not receive remuneration from the Company or an "affiliated corporation," either directly or indirectly, in any capacity other than as a Director or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

        (26) "Participant" means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

        (27) "Performance Share" means a Stock Award denominated in shares of Common Stock equivalents granted pursuant to Section 7(c) that may be earned in whole or in part based upon attainment of performance objectives established by the Board pursuant to Section 7(c).

        (28) "Performance Share Agreement" means a written agreement between the Company and a holder of Performance Shares evidencing the terms and conditions of an individual Performance Share award. Each Performance Share Agreement shall be subject to the terms and conditions of the Plan.

        (29) "Plan" means this World Heart Corporation 2006 Equity Incentive Plan.

        (30) "Restricted Stock Award" means shares of Common Stock granted pursuant to the terms and conditions of Section 7(a).

        (31) "Restricted Stock Award Agreement" means a written agreement between the Company and a holder of Restricted Stock evidencing the terms and conditions of an individual Restricted Stock Award. Each Restricted Stock Award Agreement shall be subject to the terms and conditions of the Plan.

        (32) "Restricted Stock Unit Award" means a Stock Award denominated in shares of Common Stock equivalents granted pursuant to the terms and conditions of Section 7(b) in which the Participant has the right to receive a specified number of shares of Common Stock over a specified period of time.

        (33) "Restricted Stock Unit Award Agreement" means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of an individual Restricted Stock Unit Award. Each Restricted Stock Unit Award Agreement shall be subject to the terms and conditions of the Plan.

        (34) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

        (35) "Securities Act" means the Securities Act of 1933, as amended.

        (36) "Stock Appreciation Right" means a right, granted pursuant to Section 6, to receive an amount equal to the value of a specified number of Shares which will be payable in Shares or cash as established by the Board.

        (37) "Stock Appreciation Right Agreement" means the agreement between the Corporation and the recipient of the Stock Appreciation Right which contains the terms and conditions pertaining to the Stock Appreciation Right.

        (38) "Stock Award" means any right granted under the Plan, including any Option or Restricted Stock Award.

        (39) "Stock Award Agreement" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

        (40) "Subsidiary" means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned by the Company, and (ii) any partnership in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).

        (41) "Tax Act" means the Income Tax Act (Canada).

        (42) "Ten Percent Shareholder" means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Affiliates.

IV.    ADMINISTRATION.

        (1)    Administration by Board.    The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in Section 3(c).

        (2)    Powers of Board.    The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

          A.    To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or combination of types of Stock Award shall be granted; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to a Stock Award; and the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person.

          B.    To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

          C.    To amend the Plan or a Stock Award as provided in Section 13.

          D.    To terminate or suspend the Plan as provided in Section 14.

          E.    Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan.

        (3)   Delegation to Committee.

          A.    General.    The Board may delegate administration of the Plan to a Committee or Committees of one (1) or more members of the Board, and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board.

    The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

          B.    Section 162(m) and Rule 16b-3 Compliance.    In the discretion of the Board, the Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. In addition, the Board or the Committee may delegate to a committee of one or more members of the Board the authority to grant Stock Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award, (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code, or (c) not then subject to Section 16 of the Exchange Act.

        (4)    Effect of Board's Decision.    All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

V.     SHARES SUBJECT TO THE PLAN.

        (1)    Share Reserve.    Subject to the provisions of Section 12(a) relating to adjustments upon changes in stock and subject to Section 4(c) below, the stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate 2,166,667 shares of Common Stock. If any Stock Award granted under the Plan shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan.

        (2)    Source of Shares.    The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

VI.   ELIGIBILITY.

        (1)    Eligibility for Specific Stock Awards.    Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.

        (2)    Ten Percent Shareholders.    A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

        (3)    Section 162(m) Limitation on Annual Grants.    Subject to the provisions of Section 12(a) relating to Capitalization Adjustments, no Employee shall be eligible to be granted Stock Awards covering more than 3,000,000 shares of Common Stock during any calendar year.

        (4)    Consultants.    A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act ("Form S-8") is not available to register either the offer or the sale of the Company's securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, because the Consultant is not a natural person, or because of any other rule governing the use of Form S-8.

VII. OPTION AND STOCK APPRECIATION RIGHT PROVISIONS.

        Each Option or Stock Appreciation Right shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options and Stock Appreciation Rights need not be identical, but each Option and Stock Appreciation Right shall include (through incorporation of provisions hereof by reference in the Option or Stock Appreciation Right Agreement) the substance of each of the following provisions:

        (1)    Term.    Subject to the provisions of Section 5(b) regarding Ten Percent Shareholders, no Option or Stock Appreciation Right shall be exercisable after the expiration of ten years from the date it was granted.

        (2)    Exercise Price.    Subject to the provisions of Section 5(b) regarding Ten Percent Shareholders, the exercise price of each Option or Stock Appreciation Right shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option or Stock Appreciation Right on the date of grant. Notwithstanding the foregoing, an Option or Stock Appreciation Right may be granted with an exercise price lower than that set forth in the preceding sentence if such Option or Stock Appreciation Right is granted pursuant to an assumption or substitution for another option or stock appreciation right in a manner satisfying the provisions of Section 424(a) of the Code.

        (3)    Consideration.    The purchase price of Common Stock acquired pursuant to an Option or Stock Appreciation Right shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time of exercise or (ii) at the discretion of the Board at the time of the grant (or subsequently in the case of a Nonstatutory Stock Option or Stock Appreciation Right) (l) by delivery to the Company of other Common Stock, (2) according to a deferred payment or other similar arrangement with the Participant, (3) by a "net exercise" of the Option or Stock Appreciation Right (as further described below) (4) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds or (5) in any other form of legal consideration that may be acceptable to the Board. Unless otherwise specifically provided in the Option or Stock Appreciation Right, the purchase price of Common Stock acquired pursuant to an Option or Stock Appreciation Right that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock that have been held for more than six (6) months (or such longer or shorter period of the time required to avoid a charge to earnings for financial accounting purposes). At any time that the Company is incorporated in Delaware, payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

        In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid (l) the treatment as interest, under any applicable provisions of the Code or the Tax Act, of any amounts other than amounts stated to be interest under the deferred payment arrangement and (2) the treatment of an Option as a variable award for financial accounting purposes.

        In the case of a "net exercise" of an Option or Stock Appreciation Right, the Company will not require a payment of the exercise price from the Participant but will reduce the number of shares of Common Stock issued upon the exercise by the largest number of whole shares that has a Fair Market Value that does not exceed the aggregate exercise price. With respect to any remaining balance of the aggregate exercise price, the Company shall accept a cash payment from the Participant. The shares of Common Stock so used to pay the exercise price under a "net exercise" will be considered to have resulted from the exercise of the Option or Stock Appreciation Right, and accordingly, the Option or Stock Appreciation Right will not again be exercisable with respect to such shares, the shares actually delivered to the Participant, and any shares withheld for purposes of tax withholding.

        (4)    Transferability of an Incentive Stock Option.    An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant. Notwithstanding the foregoing, the Participant may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Participant, shall thereafter be entitled to exercise the Option.

        (5)    Transferability of a Nonstatutory Stock Option or Stock Appreciation Right.    A Nonstatutory Stock Option or Stock Appreciation Right shall be transferable to the extent provided in the Option or Stock Appreciation Right Agreement. If the agreement does not provide for transferability, then the Nonstatutory Stock Option or Stock Appreciation Right shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant. Notwithstanding the foregoing, the Participant may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Participant, shall thereafter be entitled to exercise the Option or Stock Appreciation Right.

        (6)    Vesting.    The total number of shares of Common Stock subject to an Option may, but need not, vest and therefore become exercisable in periodic installments (which may, but need not, be equal).

        The Option or Stock Appreciation Right may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or Stock Appreciation Rights may vary.

        (7)    Termination of the Participant's Continuous Service without Cause.    In the event a Participant's Continuous Service terminates without Cause (other than upon the Participant's death or Disability), the Participant may exercise his or her Option or Stock Appreciation Right (to the extent that the Participant was entitled to exercise such Option or Stock Appreciation Right at the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months after the termination of the Participant's Continuous Service (or such longer or shorter period specified in the Option or Stock Appreciation Right Agreement, which period shall not be less than thirty (30) days), or (ii) the expiration of the term of the Option or Stock Appreciation Right as set forth in the agreement. If, at the date of termination, the Participant is not entitled to exercise his or her entire Option or Stock Appreciation Right, the shares covered by the unexercisable portion of the Option or Stock Appreciation Right shall revert to and again become available for issuance under the Plan. If, after termination, the Participant does not exercise his or her Option or Stock Appreciation Right within the time specified in the agreement, the Option or Stock Appreciation Right shall terminate, and the shares covered by such Option or Stock Appreciation Right shall revert to and again become available for issuance under the Plan.

        (8)    Termination of the Participant's Continuous Service with Cause.    In the event a Participant's Continuous Service terminates with Cause (other than upon the Participant's death or Disability), the shares covered by the Option or Stock Appreciation Right shall revert to and again become available for issuance under the Plan and the Participant shall have no further opportunity to exercise any vested or unvested portion of the Option or Stock Appreciation Right.

        (9)    Disability of Participant.    In the event a Participant's Continuous Service terminates as a result of the Participant's Disability, the Participant may exercise his or her Option or Stock Appreciation Right (to the extent that the Participant was entitled to exercise such Option or Stock Appreciation Right at the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option or Stock Appreciation Right Agreement, which period shall not be less than six (6) months), or (ii) the expiration of the term of the Option or Stock Appreciation Right as set forth in the agreement. If, at the date of termination, the Participant is not entitled to exercise his or her entire Option or Stock Appreciation Right, the shares covered by the unexercisable portion of the Option or Stock Appreciation Right shall revert to and again become available for issuance under the Plan. If, after termination, the Participant does not exercise his or her Option or Stock Appreciation Right within the time specified herein, the Option or Stock Appreciation Right shall terminate, and the shares covered by such Option or Stock Appreciation Right shall revert to and again become available for issuance under the Plan.

        (10)    Death of Participant.    In the event of the death of a Participant during, or within a period specified in the Option or Stock Appreciation Right Agreement after the termination of, the Participant's Continuous Service, the Option or Stock Appreciation Right may be exercised (to the extent the Participant was entitled to exercise such Option or Stock Appreciation Right at the date of death) by the Participant's estate, by a person who acquired the right to exercise the Option or Stock Appreciation Right by bequest or inheritance or by a person designated to exercise the Option or Stock Appreciation Right upon the Participant's death pursuant to Sections 6(d) and 6(e), but only within the period ending on the earlier of (i) the date twelve (12) months following the date of death (or such longer or shorter period specified in the Option or Stock Appreciation Right Agreement, which period shall not be less than six (6) months), or (ii) the expiration of the term of such Option or Stock Appreciation Right as set forth in the agreement. If, at the time of death, the Participant was not entitled to exercise his or her entire Option or Stock Appreciation Right, the shares covered by the unexercisable portion of the Option or Stock Appreciation Right shall revert to and again become available for issuance under the Plan. If, after death, the Option or Stock Appreciation Right is not exercised within the time specified herein, the Option or Stock Appreciation Right shall terminate, and the shares covered by such Option or Stock Appreciation Right shall revert to and again become available for issuance under the Plan.

VIII.  PROVISIONS OF OTHER STOCK AWARDS.

        (1)    Restricted Stock Awards.    Each Restricted Stock Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of the Restricted Stock Award Agreement may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical, but each Restricted Stock Award Agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

          (i)    Consideration.    At the time of grant of a Restricted Stock Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Award. To the extent required by applicable law, the consideration to be paid by the Participant for each share of Common Stock subject to a Restricted Stock Award will not be less that the par value of a share of Common Stock. Such consideration may be paid in any form permitted under applicable law.

          (ii)    Vesting.    Shares of Common Stock acquired pursuant to the Restricted Stock Award shall be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board. The Board may condition the vesting of the shares acquired pursuant to the Restricted Stock Award upon the attainment of specified performance objectives established by the Board pursuant to Section 8 or such other factors as the Board may determine in its sole discretion, including time-based vesting; provided, however, that if the vesting schedule is a time-based vesting schedule, such shares shall vest not faster than one-third per year over three years and if the vesting schedule is a performance-based vesting schedule, such shares shall vest not earlier than the first anniversary of the date of grant.

          (iii)    Termination of Participant's Continuous Service.    In the event that a Participant's Continuous Service terminates, the Company may repurchase or otherwise reacquire any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination under the terms of the Restricted Stock Award Agreement. The Company will not exercise its repurchase option until at least six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) have elapsed following the purchase of the restricted stock unless otherwise provided in the Restricted Stock Award Agreement.

          (iv)    Transferability.    Rights to acquire shares of Common Stock pursuant to the Restricted Stock Award shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board shall determine in its discretion, so long as Common Stock awarded pursuant to the Restricted Stock Award remains subject to the terms of the Restricted Stock Award Agreement.

        (2)    Restricted Stock Unit Awards.    Each Restricted Stock Unit Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical, but each Restricted Stock Unit Award Agreement shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

          (i)    Consideration.    At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. To the extent required by applicable law, the consideration to be paid by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award will not be less that the par value of a share of Common Stock. Such consideration may be paid in any form permitted under applicable law.

          (ii)    Vesting.    At the time of grant of a Restricted Stock Unit Award, the Board shall impose such restrictions or conditions to the vesting of the Restricted Stock Unit Award as it, in its absolute discretion, deems appropriate. The Board may condition the vesting of the Restricted Stock Unit Award upon the attainment of specified performance objectives established by the Board pursuant to Section 8 or such other factors as the Board may determine in its sole discretion, including time-based vesting; provided, however, that if the vesting schedule is a time-based vesting schedule, such Stock Award shall vest not faster than one-third per year over three years and if the vesting schedule is a performance-based vesting schedule, such Stock Award shall vest not earlier than the first anniversary of the date of grant.

          (iii)    Payment.    A Restricted Stock Unit Award will be denominated in shares of Common Stock equivalents. A Restricted Stock Unit Award will be settled by the delivery of shares of Common Stock.

          (iv)    Dividend Equivalents.    Dividend equivalents may be credited in respect of shares of Common Stock equivalents covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. At the discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock equivalents covered by the Restricted Stock Unit Award by dividing (1) the aggregate amount or value of the dividends paid with respect to that number of shares of Common Stock equivalents covered by the Restricted Stock Unit Award then credited by (2) the Fair Market Value per share of Common Stock on the payment date for such dividend, or in such other manner as determined by the Board. Any additional share equivalents covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all the terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.

          (v)    Termination of Participant's Continuous Service.    Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant's termination of Continuous Service for any reason.

          (vi)    Transferability.    Restricted Stock Units shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Unit Agreement, as the Board shall determine in its discretion.

        (3)    Performance Shares.    Each Performance Share Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Performance Share Agreements may change from time to time, and the terms and conditions of separate Performance Share Agreements need not be identical; provided, however, that each Performance Share Agreement shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

          (i)    Consideration.    At the time of grant of Performance Shares, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Performance Shares. To the extent required by applicable law, the consideration to be paid by the Participant for each share of Common Stock subject to a Performance Shares will not be less that the par value of a share of Common Stock. Such consideration may be paid in any form permitted under applicable law.

          (ii)    Vesting.    At the time of grant of Performance Shares, the Board shall impose such restrictions or conditions to the vesting of the Performance Shares as it, in its discretion, deems appropriate. The Board may condition the grant of Performance Shares upon the attainment of specified performance objectives established by the Board pursuant to Section 8 or such other factors as the Board may determine in its sole discretion; provided, however, that such Performance Shares shall vest not earlier than the first anniversary of the date of grant.

          (iii)    Payment.    Performance Shares will be denominated in shares of Common Stock Equivalents. Performance Shares will be settled by the delivery of shares of Common Stock.

          (iv)    Dividend Equivalents.    Dividend equivalents may be credited in respect of shares of Common Stock equivalents covered by Performance Shares, as determined by the Board and contained in the Performance Share Agreement. At the discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock equivalents covered by the Performance Shares by dividing (1) the aggregate amount or value of the dividends paid with respect to that number of shares of Common Stock equivalents covered by the Performance Shares then credited by (2) the Fair Market Value per share of Common Stock on the payment date for such dividend, or in such other manner as determined by the Board. Any additional share equivalents covered by the Performance Shares credited by reason of such dividend equivalents will be subject to all the terms and conditions of the underlying Performance Share Agreement to which they relate.

          (v)    Termination of Participant's Continuous Service.    Except as otherwise provided in the applicable Performance Share Agreement, such portion of the Performance Shares that have not vested will be forfeited upon the Participant's termination of Continuous Service for any reason.

          (vi)    Transferability.    Performance Shares shall be transferable by the Participant only upon such terms and conditions as are set forth in the Performance Share Agreement, as the Board shall determine in its discretion.

        (4)    Other Share-Based Awards.    Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares ("Other Share-Based Awards"), may be granted either alone or in addition to or in conjunction with other Awards under this Plan. Each Other Share-Based Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Other Share-Based Award Agreements may change from time to time, and the terms and conditions of separate Other Share-Based Award Agreements need not be identical; provided, however, that each Other Share-Based Award Agreement shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

          (i)    Termination of Participant's Continuous Service.    Except as otherwise provided in the applicable Other Share-Based Award Agreement, such portion of the Other Share-Based Award that have not vested will be forfeited upon the Participant's termination of Continuous Service for any reason.

          (ii)    Transferability.    Other Share-Based Awards shall be transferable by the Participant only upon such terms and conditions as are set forth in the Other Share-Based Award Agreement, as the Board shall determine in its discretion.

        (5)    Deferral of Award Payment.    The Board may establish one or more programs under the Plan to permit selected Participants to elect to defer receipt of consideration upon exercise of a Stock Award, the satisfaction of performance objectives, or other events which, absent such an election, would entitle such Participants to payment or receipt of Common Stock or other consideration under a Stock Award. The Board may establish the election procedures of such deferrals, the mechanisms for payment of Common Stock or other consideration subject to deferral (including accrual of interest or other earnings, if any, on amounts with respect thereto) and such other terms, conditions, rules and procedures that the Board deems advisable and in compliance with Section 409A of the Code and in compliance with the Tax Act.

IX.   PERFORMANCE OBJECTIVES.

        The Board shall determine the terms and conditions of Stock Awards at the date of grant or thereafter; provided that performance objectives, if any, related to Stock Awards granted to Covered Employees shall be established by the Board not later than the latest date permissible under Section 162(m) of the Code. To the extent that such Stock Awards are paid to Covered Employees the performance objectives to be used, if any, shall be expressed in terms of one or more of the following: return on total shareholder equity; net income; stock price; net earnings; related return ratios cash flow; earnings before interest, taxes, depreciation, and amortization; revenues; return on total capital; profit before taxation; product development milestones; clinical trial milestones.

X.    COVENANTS OF THE COMPANY.

        (1)   During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

        (2)   The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares under Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Stock Awards unless and until such authority is obtained.

XI.   USE OF PROCEEDS FROM STOCK.

        Proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company.

XII. MISCELLANEOUS.

        (1)    Acceleration of Exercisability and Vesting.    The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

        (2)    Shareholder Rights.    Neither the recipient of a Stock Award nor any person to whom a Stock Award is transferred in accordance with the Plan shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until such person has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

        (3)    No Employment or Other Service Rights.    Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any recipient or other holder of Stock Awards any right to continue in the employ of the Company or any Affiliate or to continue serving as a Consultant or a Director, or shall affect the right of the Company or any Affiliate to terminate the employment of any Employee with or without notice and with or without cause, or the right to terminate the relationship of any Consultant pursuant to the terms of such Consultant's agreement with the Company or any Affiliate or service as a Director pursuant to the Company's Bylaws and the provisions of the corporate law of the state in which the Company is incorporated.

        (4)    Incentive Stock Option $100,000 Limitation.    To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year under all plans of the

Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

        (5)    Investment Assurances.    The Company may require any person to whom a Stock Award is granted, or any person to whom a Stock Award is transferred in accordance with the Plan, as a condition of exercising or acquiring stock under any Stock Award, (1) to give written assurances satisfactory to the Company as to such person's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Stock Award for such person's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise or acquisition of stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

        (6)    Withholding Obligations.    To the extent provided by the terms of a Stock Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under a Stock Award by any of the following means (in addition to the Company's right to withhold from any compensation paid to such Participant by the Company) or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares of Common Stock from the shares of the Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Stock Award, provided that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (3) delivering to the Company owned and unencumbered shares of the Common Stock of the Company.

XIII.  ADJUSTMENTS UPON CHANGES IN STOCK.

        (1)    Capitalization Adjustments.    If any change is made in the stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to Section 4(a), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of securities and price per share of stock subject to such outstanding Stock Awards. Such adjustments shall be made by the Board, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company".)

        (2)    Dissolution or Liquidation.    In the event of a dissolution or liquidation of the Company, then all outstanding Stock Awards shall terminate immediately prior to such event.

        (3)    Asset Sale, Merger, Consolidation or Reverse Merger.    In the event of (i) a sale, lease or other disposition of all or substantially all of the assets of the Company, (ii) a merger or consolidation in which the Company is not the surviving corporation or (iii) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then any surviving corporation or acquiring corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar stock awards (including an award to acquire the same consideration paid to the shareholders in the transaction described in this Section 11(c) for those outstanding under the Plan). In the event any surviving corporation or acquiring corporation refuses to assume such Stock Awards or to substitute similar stock awards for those outstanding under the Plan, then with respect to Stock Awards held by Participants whose Continuous Service has not terminated, the vesting of such Stock Awards (and, if applicable, the time during which such Stock Awards may be exercised) shall be accelerated in full, and the Stock Awards shall terminate if not exercised (if applicable) at or prior to such event. With respect to any other Stock Awards outstanding under the Plan, such Stock Award shall terminate if not exercised (if applicable) prior to such event.

XIV.   AMENDMENT OF THE PLAN AND STOCK AWARDS.

        (1)   The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 12(a) relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary for the Plan to satisfy the requirements of Section 422 of the Code.

        (2)   The Board may in its sole discretion submit any other amendment to the Plan for shareholder approval.

        (3)   It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Participants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

        (4)   Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

        (5)   The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

XV.  TERMINATION OR SUSPENSION OF THE PLAN.

        (1)   The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate ten (10) years from the date the Plan is adopted by the Board or approved by the shareholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated. Notwithstanding the foregoing, all Incentive Stock Options shall be granted, if at all, no later than the last day preceding the tenth (10th) anniversary of the earlier of (i) the date on which the latest increase in the maximum number of shares issuable under the Plan was approved by the shareholders of the Company or (ii) the date such amendment was adopted by the Board.

        (2)   Rights and obligations under any Stock Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the consent of the person to whom the Stock Award was granted.

XVI.   EFFECTIVE DATE OF PLAN.

        The Plan shall become effective as determined by the Board, but no Stock Award shall be exercised, unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan was adopted by the Board.

XVII.  CHOICE OF LAW.

        The law of the State of California shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state's conflict of laws rules.

 Schedule A

WORLD HEART CORPORATION
EMPLOYEE STOCK OPTION PLAN

XVIII.  PURPOSE OF THE PLAN

        The purpose of the Employee Stock Option Plan is to develop the interest and incentive of employees, senior officers and directors of and consultants to World Heart Corporation and its subsidiaries (the "Corporation") in the Corporation's growth and development by giving such persons an opportunity to purchase Common Shares on a favourable basis, thereby advancing the interests of the Corporation and its shareholders.

XIX.  DEFINITIONS

        In this Plan:

  a)
  "Committee", if appointed, means the appropriate compensation committee of three or more members appointed by the Board of Directors to administer the Plan. All references in the Plan to the Committee means the Board of Directors if no Committee has been appointed.

  b)
  "Consultant" means a person, company or partnership engaged to provide consulting, technical, management or other services for the Corporation or any of its subsidiaries.

  c)
  "Date of Grant" means the date an Employee or Consultant is granted an option to purchase Option Shares;

  d)
  "Employee" means a full time permanent, part-time or contract employee or a senior officer or a director of the Corporation or any of its subsidiaries;

  e)
  "Exercise Dates" means the dates set forth in Section 6;

  f)
  "Expiry Dates" means the dates set forth in Section 6;

  g)
  "Option Period" means each period set forth in Section 6 during which an Employee or a Consultant may exercise an option to purchase Option Shares;

  h)
  "Option Price" means the price per share at which an Employee or a Consultant may purchase Option Shares;

  i)
  "Option Shares" means the Common Shares of the Corporation which an Employee or a Consultant is entitled to purchase under the Plan; and

  j)
  "Plan" means the World Heart Corporation Employee Stock Option Plan.

XX. ELIGIBILITY

        Participation in the Plan shall be limited to Employees and Consultants who are designated from time to time by the Committee. Participation shall be voluntary and the extent to which any Employee or Consultant shall be entitled to participate in the Plan shall be determined by the Committee.

XXI.  NUMBER OF OPTION SHARES

        The maximum number of Option Shares which may be reserved for issuance hereunder is 9,772,505 Common Shares. Subject to the foregoing, the number of Option Shares that an Employee or a Consultant is entitled to purchase under the Plan will be determined by the Committee.

XXII.  GRANT OF OPTIONS

  a)
  The Committee shall advise each Employee or Consultant designated to participate in the Plan of the number of Option Shares such Employee or Consultant is entitled to purchase, the price at which the Option Shares may be purchased and the Date of Grant. The price at which Option Shares may be purchased under the Plan shall be fixed by the Committee. Until the date on which the Common Shares are listed on The Toronto Stock Exchange, the Option Price shall be not less than the fair value of the Common Shares of the Corporation at the Date of Grant. Once the Common Shares are listed on The Toronto Stock Exchange, the Option Price shall be the closing price on The Toronto Stock Exchange on the trading date immediately preceding the Date of Grant.

  b)
  The Chief Executive Officer of the Corporation may grant Option Shares from time to time between the dates of meetings of the Board of Directors in the amount of up to 25,000 Common Shares in aggregate and upon the reporting from time to time of the grant of such Option Shares to a meeting of the Board of Directors, the amount available for such grants by the Chief Executive Officer shall be restored to the full amount of 25,000 Common Shares.

  c)
  In connection with the acquisition of the business of the Novacor division of Edwards Lifesciences Corporation, the Chief Executive Officer may grant Option Shares to Employees and Consultants and to employees of Edwards Lifesciences Corporation or any affiliate who remain in the employment of the Novacor division or become employees of the Corporation or any subsidiary of the Corporation following the acquisition, in the amount of up to 350,000 pre-consolidated Common Shares in aggregate, and, notwithstanding the provisions of Section 6 hereof, the Chief Executive Officer may determine to fix the vesting date for up to 150,000 pre-consolidated Common Shares in aggregate as January 15, 2002, and the vesting for all additional Common Shares as one third of each grant upon each of the first, second and third anniversaries of the date of grant, and each such option or portion thereof shall expire on the fourth anniversary of its respective date of vesting.

  d)
  In connection with the acquisition of the business of MedQuest Products, Inc., the Committee may grant Option Shares to employees of MedQuest Products, Inc. who remain in the employment of MedQuest Products, Inc. or become employees of the Corporation or any subsidiary of the Corporation following the acquisition, in the amount of up to 1,500,000 Common Shares in aggregate, and, notwithstanding the provisions of Section 6 hereof, the Chief Executive Officer may determine to fix the vesting date for up to 1,500,000 Common Shares in aggregate as January 31, 2005.

XXIII.  EXERCISE

        Unless the Committee otherwise determines with respect to any option at the date of grant of such option, and subject to Sections 9, 10 and 17 hereof, each option granted under the Plan may be exercised during the period (the "Option Period") commencing on the respective Exercise Date and for the respective percentage of the Option Shares as set forth below, and ending on the respective Expiry Date set forth below;

Percentage of total Number of Option Shares which may be Purchased	Exercise Date	Expiry Date
33 1/3%	The first anniversary of the Date of Grant	The fifth anniversary of the Date of Grant
33 1/3%	The second anniversary of the Date of Grant	The sixth anniversary of the Date of Grant
33 1/3%	The third anniversary of the Date of Grant	The seventh anniversary of the Date of Grant

Any Option Shares not purchased by an Employee or a Consultant during the Option Period for such Option Shares shall lapse and such Employee or Consultant shall have no further right to purchase such shares.

XXIV.  PAYMENT

        The Employee or Consultant from time to time and at any time during the Option Period, may elect to purchase all or a portion of the Option Shares available for purchase during the Option Period by lump sum payment by delivering to the Corporation on the relevant Exercise Date a written notice of exercise. Such notice shall specify the number of Option Shares the Employee or Consultant desires to purchase and shall be accompanied by payment in full of the Option Price for such Option Shares. Payment may be made by cheque or bank draft or the equivalent payable to the order of the Corporation.

XXV.  SHARE CERTIFICATES

        Upon exercise of the option and payment in full of the Option Price, the Corporation shall cause to be delivered to the Employee or Consultant within a reasonable period of time a certificate or certificates in the name of the Employee or Consultant representing the number of Option Shares the Employee or Consultant has purchased.

XXVI.  CESSATION OF EMPLOYMENT FOR ANY REASON OTHER THAN DEATH

  a)
  Subject to the provisions of Sections 9(b) and 10 hereof, in the event that an Employee's employment or office with the Corporation or any of its subsidiaries ceases prior to the Expiry Date or the Employee ceases to be a senior officer or a director of the Corporation or any of its subsidiaries or the Consultant ceases to be a consultant to the Corporation or any of its subsidiaries, for any reason other than death, including termination by the Corporation, whether or not for cause, or resignation of the Employee or the Consultant (a "Termination Event"), the Employee or Consultant may elect to exercise any option for all or a portion of the remaining Option Shares that such Employee or Consultant is entitled to exercise on the date of such Termination Event, at any time during the three year period commencing on the date of the Termination Event, except in the case of a director of the Corporation, who is not also an employee or senior officer of the Corporation, who shall be entitled to exercise such remaining Option Shares at any time during a one year period commencing on the date of the Termination Event. For the purposes of this Plan, the transfer of the Employee's employment or the Consultant's services to the Corporation or to any subsidiary of the Corporation shall not be considered a Termination Event and the rights of the Employee or Consultant under the Plan shall be the same as if such transfer had not occurred.

  b)
  Subject to approval by The Toronto Stock Exchange where applicable, at any time within the period set forth in Section 9(a), the Chief Executive Officer of the Corporation may extend such period as it applies to any former Employee or Consultant, to a date which shall not be later than the expiration of the Option Period; provided, that in no event will any Option Period extend beyond ten years from the Date of Grant.

XXVII.  DEATH

        In the event the Employee or Consultant dies prior to the Expiry Date, the legal representative of such Employee or Consultant will be permitted to exercise any option for all or a portion of the remaining Option Shares the Employee or Consultant was entitled to exercise on the date of the death of such Employee or Consultant, at any time during the Option Period.

XXVIII.  TRANSFER AND ASSIGNMENT

        The rights of the Employee or Consultant under options granted under the Plan are not assignable or transferable by the Employee or Consultant or subject to any other alienation, sale, pledge or encumbrance by the Employee or Consultant during the lifetime of the Employee or Consultant and, subject to the provisions of Section 10 hereof, the options are exercisable during the lifetime of the Employee or Consultant only by such Employee or Consultant. The obligations of each Employee or Consultant shall be binding on his or her heirs, executors and administrators.

XXIX.  EMPLOYMENT NON-CONTRACTUAL

        The granting of an option to an Employee or Consultant under the Plan does not confer upon the Employee or Consultant any right to continue in the employment or service of the Corporation or any subsidiary of the Corporation.

XXX.  RIGHTS AS SHAREHOLDERS

        The Employee or Consultant shall not have any rights as a shareholder with respect to Option Shares until full payment has been made to the Corporation and a share certificate or share certificates have been duly issued.

XXXI.  ADMINISTRATION OF THE PLAN

        The Plan shall be administered by the Committee. The Board of Directors or the Committee shall have the power to interpret and construe the terms and conditions of the Plan and the options. Any determination by the Committee shall be final and conclusive on all persons affected thereby. The day-to-day administration of the Plan may be delegated to such officers and employees of the Corporation or any subsidiary of the Corporation as the Board of Directors or the Committee shall determine.

XXXII.  NOTICES

        All written notices to be given by the Employee or Consultant to the Corporation may be delivered personally or by registered mail, postage prepaid, addressed as follows:

  World Heart Corporation
  7799 Pardee Lane
  Oakland, California
  94621
   Attention: Chief Financial Officer

        Any notice given by the Employee or Consultant pursuant to the terms of the option shall not be effective until actually received by the Corporation at the above address.

XXXIII.  CORPORATE ACTION

        Nothing contained in the Plan or in any option shall be construed so as to prevent the Corporation or any subsidiary of the Corporation from taking corporate action which is deemed by the Corporation or the subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan.

XXXIV.  AMENDMENT

        Subject to the approval of The Toronto Stock Exchange where applicable, the Board of Directors of the Corporation shall have the right, in its sole discretion, to alter or amend the Plan or any option from time to time and at any time. No such amendment, however, may, without the consent of the Employee or Consultant, alter or impair his or her rights or increase his or her obligations under the Plan.

XXXV.  GOVERNING LAW

        The Plan is established under and shall be construed in accordance with the laws of the Province of Ontario.

PROXY

WORLD HEART CORPORATION

PROXY SOLICITED ON BEHALF OF MANAGEMENT OF WORLD HEART CORPORATION

FOR THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS THURSDAY, SEPTEMBER 17, 2009 11:00 a.m.

Suite 1400, 40 Elgin Street, Ottawa, Ontario

WORLD HEART CORPORATION

7799 Pardee Lane

Oakland, California 94621

TO THE SHAREHOLDERS OF WORLD HEART CORPORATION:

NOTICE IS HEREBY GIVEN that the Annual and Special Meeting of Shareholders (the “Meeting”) of WORLD HEART CORPORATION, a Canadian corporation (the “Company”), will be held on Thursday, September 17, 2009, at 11:00 a.m. local time at Suite 1400, 40 Elgin Street, Ottawa, Ontario, for the purposes stated on the reverse.

By signing the proxy, you revoke all prior proxies and appoint J. Alex Martin, or failing him, William C. Garriock, both officers and/or directors of the Company or, instead of either of them,                  as nominee of the undersigned, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Meeting and all adjournments.

Shareholders have the right to appoint a person (who need not be a shareholder) to attend and act for them and on their behalf other than the nominees designated above and may exercise such right by inserting the name of their nominee in the blank space provided for that purpose.

All shareholders are cordially invited to attend the Meeting in person. Whether or not you expect to attend the Meeting, please complete, date, sign and return the enclosed proxy as promptly as possible. In order to ensure your representation at the Meeting, a return envelope (which is postage prepaid if mailed in the United States or Canada) is enclosed for that purpose. Even if you have given your proxy, you may still vote in person if you attend the Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Meeting, you must obtain from the record holder a proxy issued in your name.

The foregoing items of business are more fully described in the proxy statement accompanying this Proxy Card. The Board of Directors has fixed the close of business on August 10, 2009, as the record date for the determination of shareholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

See reverse for voting instructions.

Address Change/Comments (Mark the corresponding box on the reverse side)

WORLD HEART CORPORATION

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to

CIBC Mellon Trust Company, the Company’s transfer agent, at Proxy Department, CIBC Mellon Trust Company,

P.O. Box 721, Agincourt ON M1S0A1 or by Fax 1-416-368-2502.

Proxies must be received by Wednesday, September 16, 2009 at 11:00 a.m. EST.

320 Bay Street, Banking Hall Level, Toronto, ON M5H 4A6.

	Mark here	☐
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL PROPOSALS	for Address
Change or
Comments

PLEASE SEE REVERSE SIDE

	FOR	WITHHELD
		FOR ALL		FOR	WITHHELD	ABSTAIN		FOR	AGAINST	ABSTAIN
1. ELECTION OF DIRECTORS	☐	☐	2. To appoint Burr, Pilger & Mayer LLP as independent auditors of the Company and authorize the Board of Directors to fix their remuneration.	☐	☐	☐	4. To approve a special resolution reducing the stated capital of the common shares of the Company to an aggregate amount of US$1.00.	☐	☐	☐

(Instructions: To withhold authority to vote for any individual				FOR	AGAINST	ABSTAIN
nominee strike a line through the nominee’s name listed below.)

3. To approve a special resolution approving a plan of arrangement pursuant to Section 192 of the Canada Business Corporations Act as a result of which, among other matters, the Company’s jurisdiction of incorporation would be changed from the federal jurisdiction of Canada to the State of Delaware, by way of a domestication under Section 388 of the Delaware General Corporation Law, and to adopt the certificate of incorporation authorized in the special resolution to be effective as of the date of the reincorporation (domestication).

				☐	☐	☐	5. To approve the amendment of the Company’s 2006 Equity Incentive Plan to increase the aggregate number of shares common stock authorized for issuance under the plan by 700,000 common shares.	☐	☐	☐
01 Jeani Delagardelle 02 Michael Sumner Estes 03 William C.Garriock 04 Gary W.Goertz	05 Anders D. Hove 06 John Alex Martin 07 Austin W. Marxe 08 Michael R. Minogue

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR ALL PROPOSALS. IN ADDITION, THE UNDERSIGNED APPOINTS SUCH PERSON TO VOTE AND ACT AS AFORESAID UPON ANY AMENDMENTS TO THE MATTERS IDENTIFIED IN THE NOTICE OF THE MEETING AND ON ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

Address Change? Mark Box ☐ Indicate changes below:

Signature							Date
NOTE: If this proxy is not dated in the space provided, it will be deemed to bear the date on which it is mailed to you by management.

QuickLinks

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
PROXY STATEMENT FOR ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
INFORMATION CONCERNING SOLICITATION AND VOTING
CONSIDERATION OF WORLDHEART AUDITED CONSOLIDATED FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2008
PROPOSAL 1 ELECTION OF DIRECTORS
PROPOSAL 2 APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSAL 3 APPROVAL OF THE CHANGE OF OUR JURISDICTION OF INCORPORATION FROM CANADA TO DELAWARE
PROPOSAL 4 REDUCTION OF STATED CAPITAL OF THE CORPORATION
PROPOSAL 5 APPROVAL OF AN AMENDMENT TO THE WORLD HEART CORPORATION 2006 EQUITY INCENTIVE PLAN
U.S. FEDERAL INCOME TAX CONSEQUENCES
New Plan Benefits
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EQUITY COMPENSATION PLAN INFORMATION
COMPENSATION OF EXECUTIVE OFFICERS
OPTION AWARDS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE
REPORT ON EXECUTIVE COMPENSATION AND COMPOSITION OF THE COMPENSATION COMMITTEE(1)
WHERE YOU CAN FIND MORE INFORMATION
OTHER MATTERS
APPROVAL OF THE BOARD OF DIRECTORS
APPENDIX A ARRANGEMENT RESOLUTION
APPENDIX B PLAN OF ARRANGEMENT UNDER SECTION 192 OF THE CANADA BUSINESS CORPORATIONS ACT
ARTICLE 1 INTERPRETATION
ARTICLE 2 ARRANGEMENT
ARTICLE 3 RIGHTS OF DISSENT
ARTICLE 4 CERTIFICATES AND FRACTIONAL SHARES
ARTICLE 5 AMENDMENTS
ARTICLE 6 FURTHER ASSURANCES
ARTICLE 7 RIGHT NOT TO PROCEED
APPENDIX 1 CANADIAN INTELLECTUAL PROPERTY
APPENDIX 2 CERTIFICATE OF INCORPORATION OF World Heart Corporation
APPENDIX 3 BYLAWS OF WORLD HEART CORPORATION (A DELAWARE CORPORATION)
TABLE OF CONTENTS
BYLAWS OF WORLD HEART CORPORATION (A DELAWARE CORPORATION)
ARTICLE I OFFICES
ARTICLE II CORPORATE SEAL
ARTICLE III STOCKHOLDERS' MEETINGS
ARTICLE IV DIRECTORS
ARTICLE V OFFICERS
ARTICLE VI EXECUTION OF CORPORATE INSTRUMENTS AND VOTING OF SECURITIES OWNED BY THE CORPORATION
ARTICLE VII SHARES OF STOCK
ARTICLE VIII OTHER SECURITIES OF THE CORPORATION
ARTICLE IX DIVIDENDS
ARTICLE X FISCAL YEAR
ARTICLE XI INDEMNIFICATION
ARTICLE XII NOTICES
ARTICLE XIII AMENDMENTS
ARTICLE XIV LOANS TO OFFICERS
CERTIFICATE OF SECRETARY
APPENDIX C STATED CAPITAL REDUCTION RESOLUTION
APPENDIX D
ONTARIO SUPERIOR COURT OF JUSTICE
IN THE MATTER OF WORLD HEART CORPORATION
INTERIM ORDER
APPENDIX E
ONTARIO SUPERIOR COURT OF JUSTICE
IN THE MATTER OF WORLD HEART CORPORATION
NOTICE OF APPLICATION
APPLICATION
APPENDIX F SECTION 190 OF THE CANADA BUSINESS CORPORATIONS ACT
APPENDIX G FORM OF INDEMNITY AGREEMENT
RECITALS
AGREEMENT
APPENDIX H WORLD HEART CORPORATION AMENDED AND RESTATED AUDIT COMMITTEE CHARTER
APPENDIX I WORLD HEART CORPORATION CORPORATE GOVERNANCE AND NOMINATING COMMITTEE CHARTER
APPENDIX J WORLD HEART CORPORATION 2006 EQUITY INCENTIVE PLAN
Schedule A WORLD HEART CORPORATION EMPLOYEE STOCK OPTION PLAN